UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

RADNET, INC.

(Name of Registrant as Specified in its Charter)

_______________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RADNET, INC.
1510 Cotner Ave.
Los Angeles, CA 90025

April 28, 2017

Dear Stockholder:

On behalf of the Board of Directors and management, we cordially invite you to attend the 2017 Annual Meeting of Stockholders of RadNet, Inc. (the “Annual Meeting”), to be held at our principal executive office at 1510 Cotner Avenue, Los Angeles, CA 90025, on Thursday, June 8, 2017, at 10:00 a.m. (Pacific time) or at any adjournment or postponement thereof. At this meeting, stockholders will vote on matters set forth in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

We have also enclosed a copy of our annual report on Form 10-K for our fiscal year ended December 31, 2016, as amended (the “2016 Annual Report”). We encourage you to read our 2016 Annual Report, which includes information on our business, as well as our audited financial statements for the fiscal year ended December 31, 2016.

This year we are again taking advantage of the Securities and Exchange Commission rule that permits us to furnish proxy materials to our stockholders via the internet. This allows us to provide you with information about our annual meeting in an efficient manner, while reducing the environmental impact of our annual meeting. As a result, on or about April 28, 2017, we will mail a short Notice of Internet Availability of Proxy Materials (the “Notice”) to most of our stockholders instead of a paper copy of our full proxy materials. The Notice contains instructions on how to cast your vote online and how to access our proxy materials, including the Notice of Annual Meeting of Stockholders, Proxy Statement, 2016 Annual Report and a Proxy Card or voting instruction form. The Notice also contains instructions on how to request a paper copy of our proxy materials. All stockholders who do not receive the Notice will receive a paper copy of the proxy materials.

Your vote is very important. Regardless of the number of shares you own, please vote. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote by submitting your proxy via the internet, by phone, or if you have elected to receive printed proxy materials, by completing, signing, dating and returning the Proxy Card enclosed with your printed proxy materials.

Thank you for your continued support and ownership of RadNet, Inc. We look forward to seeing you at the Annual Meeting.

Sincerely, Norman R. Hames Corporate Secretary

Important Notice Regarding Availability of Proxy Materials for the 2017 Annual Meeting of Stockholders:
The Proxy Statement for the 2017 Annual Meeting of Stockholders, the Proxy Card and the 2016 Annual Report are available at www.proxyvote.com.

RADNET, INC.
1510 Cotner Ave.
Los Angeles, CA 90025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
JUNE 8, 2017

RadNet, Inc. will hold its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) on Thursday, June 8, 2017, at 10:00 a.m. (Pacific time) or any adjournment or postponement thereof, at our principal executive office at 1510 Cotner Avenue, Los Angeles, CA 90025.

Stockholders of record at the close of business on April 12, 2017, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the Annual Meeting of Stockholders. The following items are on the agenda:

1.	The election of seven nominees named in the attached Proxy Statement as directors to hold office until the 2018 Annual Meeting of Stockholders;

2.	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;

3.

A non-binding advisory vote to approve the compensation of our principal executive officer, principal financial officer and each of our three other most highly compensated executive officers as of December 31, 2016 (collectively, the “Named Executive Officers”);

4.	A non-binding advisory vote on the frequency of the vote to approve the compensation of our Named Executive Officers;

5.	The approval of the amendment and restatement of the 2006 Equity Incentive Plan and the re-approval of the material terms of the performance goals under the 2006 Equity Incentive Plan; and

6.	Other business that may properly come before the Annual Meeting (including adjournments and postponements).

The foregoing items of business are more fully described in the accompanying Proxy Statement.

We will mail to our stockholders on or about April 28, 2017, a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement and our annual report on Form 10-K for our fiscal year ended December 31, 2016, as amended, via the internet and how to vote online. The Notice of Internet Availability of Proxy Materials also contains instructions on how you can receive a paper copy of the proxy materials.

By Order of the Board of Directors, Norman R. Hames Corporate Secretary
April 28, 2017 Los Angeles, California

Whether or not you expect to attend the Annual Meeting, please vote as soon as possible to ensure your representation at the meeting. You may vote via the internet, by phone, or if you have elected to receive printed proxy materials, by completing, signing, dating and returning the Proxy Card enclosed with your printed proxy materials. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if a broker, bank or other nominee holds your shares of record and you wish to vote at the meeting, then you must obtain from the record holder a proxy issued in your name.

RADNET, INC.
1510 Cotner Ave.
Los Angeles, CA 90025

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 8, 2017

The Board of Directors of RadNet, Inc., a Delaware corporation, is providing these proxy materials to you in connection with the solicitation of the accompanying proxy for use at our 2017 Annual Meeting of Stockholders (the “Annual Meeting”). The meeting will be held at our principal executive office at 1510 Cotner Avenue, Los Angeles, CA 90025, on Thursday, June 8, 2017, at 10:00 a.m. (Pacific time) or at any adjournment or postponement thereof, for the purposes stated herein. This Proxy Statement summarizes the information that you will need to know to vote in an informed manner. Our telephone number is (310) 445-2800.

All stockholders are cordially invited to attend the Annual Meeting in person. In any event, please vote as soon as possible. On or about April 28, 2017 we intend to mail a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and our annual report on Form 10-K for our fiscal year ended December 31, 2016, as amended (the “2016 Annual Report”), via the internet and how to vote online. The Notice also contains instructions on how you can receive a paper copy of the proxy materials.

ABOUT THE PROXY PROCESS AND THE ANNUAL MEETING

The following questions and answers are intended to briefly address potential questions that our stockholders may have regarding this Proxy Statement and the Annual Meeting. They are also intended to provide our stockholders with certain information that is required to be provided under the rules and regulations of the Securities and Exchange Commission (the “SEC”). These questions and answers may not address all of the questions that are important to you as a stockholder. If you have additional questions about this Proxy Statement or the Annual Meeting, please see the response to the question entitled “Whom should I contact with other questions?” below. RadNet, Inc. is sometimes referred to herein as “RadNet”, “we”, “us”, “our” or the “Company.”

Q:	Why did I receive these materials?

A:	Our Board of Directors has made these materials available to you on the internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Board of Directors’ solicitation of proxies for use at our Annual Meeting, which will take place on June 8, 2017 or any adjournment or postponement thereof. Our stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

Q:	What is a proxy?

A:	Our Board of Directors is asking for your proxy, which is a legal designation of another person to vote the shares you own. We have designated two officers of the Company, Jeffrey Linden and Mark Stolper, to vote your shares at the meeting in the way you instruct and, with regard to any other business that may properly come before the meeting, as they think best.

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Q:	Why haven’t I received a printed copy of the proxy materials and the 2016 Annual Report?

A:

On or about April 28, 2017, we will mail a Notice of Internet Availability of Proxy Materials to our stockholders who have not previously requested the receipt of paper proxy materials advising them that they can access this Proxy Statement, the 2016 Annual Report and voting instructions over the internet at www.proxyvote.com.  You may then access these materials and vote your shares over the internet or by telephone. Please keep the Notice for your reference through the meeting date.

Alternatively, you may request that a printed paper copy of the proxy materials be mailed to you.  If you want to receive a paper copy of the proxy materials, you may request one over the internet at www.proxyvote.com, by calling toll-free 1-800-579-1639, or by sending an email to sendmaterial@proxyvote.com.  There is no charge to you for requesting a copy. Please make your request for a copy on or before May 25, 2017 to facilitate timely delivery.

Q:	What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials or set of proxy materials?

A:	This means you hold shares of the Company in more than one way. For example, you may own some shares directly as a “registered holder” and other shares through a broker or you may own shares through more than one broker. In these situations, you may receive multiple Notices of Internet Availability of Proxy Materials or, if you request proxy materials to be delivered to you by mail, multiple Proxy Cards. It is necessary for you to follow the instructions on how to vote on each of the Notices of Internet Availability of Proxy Materials you receive in order to vote all of the shares you own. If you request proxy materials to be delivered to you by mail, each Proxy Card you receive will come with its own prepaid return envelope; if you vote by mail, make sure you complete and sign each Proxy Card and return each in the return envelope which accompanied that particular Proxy Card.

Q:	What is the purpose of the Annual Meeting?

A:	At the Annual Meeting, our stockholders will vote to:

(i)	elect seven directors to serve until our next annual meeting and until their successors are elected;

(ii)	ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;

(iii)	approve (on a non-binding, advisory basis) the compensation of our principal executive officer, principal financial officer and each of our three other most highly compensated executive officers as of December 31, 2016 (collectively, the “Named Executive Officers”);

(iv)	approve (on a non-binding, advisory basis) the frequency of future votes on executive compensation of Named Executive Officers;

(v)	approve the amendment and restatement of the 2006 Equity Incentive Plan and re-approve the material terms of the performance goals under the 2006 Equity Incentive Plan; and

(vi)	take any other business that may properly come before the Annual Meeting (including adjournments and postponements).

Q:	Who is entitled to vote at the Annual Meeting?

A:	Only stockholders of record at the close of business on April 12, 2017 (the “Record Date”), are entitled to receive notice of and to participate in the Annual Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the Annual Meeting and at any postponements or adjournments thereof. Stockholders who hold shares of our common stock in “street name,” that is, through an account with a bank, broker or other holder of record, as of the record date, may direct the holder of record how to vote their shares at the meeting by following the instructions that the street name holders will receive from the holder of record.

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Q:	What are the voting rights of the holders of common stock?

A:	Each share of our common stock outstanding as of the close of business on April 12, 2017, is entitled to one vote on each matter considered at the Annual Meeting.

Q:	How is a quorum determined?

A:	We will have a quorum to conduct the business of the Annual Meeting if holders of a majority of the shares of our common stock outstanding as of the record date are present in person or represented by proxy. On the record date 47,216,929 shares of our common stock were issued and outstanding. Consequently, we will need to have 23,608,465 shares present in person or represented by proxy at the Annual Meeting in order to establish a quorum. Abstentions and broker non-votes (i.e., shares of common stock held by a broker, bank or other nominee that are represented at the meeting, but that the broker, bank or other nominee is not empowered to vote on a particular proposal) will be counted in determining whether a quorum is present at the meeting.

Q:	Who will count the votes?

A:	An officer of the Company will count the votes and act as the inspector of elections. The inspector of elections will separately tabulate affirmative and negative votes, abstentions and broker non-votes. The Company has also engaged Broadridge Financial Solutions as its proxy distribution agent and tabulation service provider and they will also be calculating the votes received prior to the Annual Meeting.

The shares of our common stock represented by proxy will be voted in accordance with the instructions given on the proxy so long as the proxy is properly completed and received prior to the deadline.

Q:	What is the deadline for voting my shares?

A:	If you are a stockholder of record, your proxy must be received by telephone (1-800-690-6903) or via the internet (www.proxyvote.com) by 11:59 p.m. Eastern time on June 7, 2017 in order for your shares to be voted at the Annual Meeting. However, if you are a stockholder of record and you received a copy of the proxy materials by mail, you may instead mark, sign, date and return the Proxy Card enclosed with your proxy materials, which must be received before the polls close at the Annual Meeting, in order for your shares to be voted at the meeting. If you are a beneficial stockholder, please follow the voting instructions provided by the bank, broker, trustee or other nominee who holds your shares.

Q:	What is a “broker non-vote”?

A:	A “broker non-vote” occurs when a nominee (typically a broker or bank) holding shares for a beneficial owner (typically referred to as shares being held in “street name”) submits a proxy for the Annual Meeting, but does not vote on a particular proposal because the nominee has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares with respect to that particular proposal. Shares that constitute broker non-votes will be counted as present for purposes of establishing a quorum, but will not be counted as having voting power to vote on the proposal in question. Under the applicable rules of the exchanges and other self-regulatory organizations, brokers will generally have discretionary authority to vote on routine matters. We believe that the ratification of the appointment of Ernst & Young as our independent registered public accounting firm (Proposal 2) is considered a routine matter, and thus, we do not expect to receive any broker non-votes on such proposal. We believe for all other proposals, brokers do not have discretionary authority to vote on those proposals. You must instruct your bank, broker or nominee on how to vote your shares for all of the proposals other than Proposal 2 in order for your vote to count.

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Q:	What do I need to bring with me in order to attend the Annual Meeting?

A:	If you are a stockholder of record, you will need to bring with you to the meeting either the Notice of Internet Availability of Proxy Materials or any Proxy Card that is sent to you. Otherwise, you will be admitted only upon other verification of record ownership. If you own shares held in street name, bring with you to the meeting either the Notice of Internet Availability of Proxy Materials or any voting instruction form that is sent to you, or your most recent brokerage statement or a letter from your bank, broker or other record holder indicating that you beneficially owned shares of our common stock on the Record Date. We can use that to verify your beneficial ownership of common stock and admit you to the meeting. Additionally, all persons will need to bring a valid government-issued photo ID to gain admission to the meeting.

Q:	How do I vote my shares in person at the Annual Meeting?

A:	If you are a stockholder of record, you have the right to vote in person at the Annual Meeting. If you choose to do so, you can vote using the ballot provided at the Annual Meeting, or, if you requested and received printed copies of the proxy materials by mail, you can complete, sign and date the Proxy Card enclosed with the proxy materials you received and submit it at the Annual Meeting. If you are a beneficial stockholder, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the bank, broker, trustee or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance of the meeting as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	How do I vote my shares without attending the Annual Meeting?

A:

Whether you are a stockholder of record or a beneficial stockholder, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may submit a proxy to authorize how your shares are voted at the Annual Meeting. You can submit a proxy over the internet or by telephone by following the instructions provided in the Notice, or, if you requested and received printed copies of the proxy materials, you can also submit a proxy by mail pursuant to the instructions provided in the Proxy Card enclosed with the printed proxy materials.

If you are a stockholder who holds stock in “street name” you will likely receive instructions for voting your shares from your broker, bank, or other nominee rather than through our voting system. A number of brokers and banks participate in a program that allows stockholders to grant their proxy to vote shares by means of the telephone or the internet. If your shares are held in an account with a broker or bank participating in such a program, then you may vote your shares via the internet or telephonically by following the instructions on the form received from your broker or bank.

Stockholders who submit a proxy through the internet should be aware that they may incur costs to access the internet, such as usage charges from telephone companies or internet service providers and that these costs must be borne by the stockholder. Stockholders who submit a proxy by internet or telephone need not return a Proxy Card or the form forwarded by your broker, bank, trust or other holder of record by mail.

Q:	Can I revoke my proxy or voting instructions later?

A:	If you are a stockholder of record or a beneficial stockholder, then once you have submitted your proxy you may revoke it at any time before it is voted at the Annual Meeting. You may revoke your proxy in one of three ways:

(1)	You may submit a duly executed written proxy bearing a date that is later than the date of your original proxy or you can submit a later dated proxy electronically via the internet or by telephone;

(2)	You may notify our Corporate Secretary in writing that you wish to revoke your proxy before it is voted at the Annual Meeting; or

(3)	You may vote in person at the Annual Meeting. However, if your shares are held in “street name” and you wish to vote at the Annual Meeting, you must first obtain from the broker, bank or other nominee record holder a proxy issued in your name.

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Q:	What is the purpose of the amendment and restatement of the 2006 Equity Incentive Plan?

A:	The purpose of the amendment and restatement of the 2006 Equity Incentive Plan is to (i) increase the number of shares available to be issued as equity compensation awards by two million shares, (ii) extend the expiration date of our equity compensation plan, which expiration date would otherwise occur in April 2025, until March 9, 2027, (iii) re-approve the material terms of the performance goals under the 2006 Equity Incentive Plan, and (iv) impose an annual total compensation limit of $500,000 on non-employee directors. Having an incentive compensation plan with an adequate number of shares available for future equity grants is necessary to promote our long-term success and the enhancement of stockholder value.

Q:	What vote is required to approve the proposals?

A:

The election of directors requires a plurality of votes cast by shares present or represented at the Annual Meeting. Accordingly, if a quorum exists, the directorships to be filled at the Annual Meeting will be filled by the nominees receiving the highest number of votes in favor of their election. Shares not present at the Annual Meeting and broker non-votes will have no impact on the election of directors.

The ratification of the appointment of our independent registered public accounting firm must be approved by a majority of the shares present in person or represented by proxy and entitled to vote on such matter at the Annual Meeting. With respect to such proposal, abstentions will be included in the number of shares present and entitled to vote and, accordingly, will have the effect of a vote “AGAINST” the proposal. However, broker non-votes with respect to such proposal will not be counted as shares present and entitled to vote and, accordingly, will not have any effect with respect to the approval of such proposal (other than to reduce the number of affirmative votes required to approve the proposal).

The advisory vote to approve the compensation of our Named Executive Officers must be approved by a majority of the shares present in person or represented by proxy and entitled to vote on such matter at the Annual Meeting. With respect to such proposal, abstentions will be included in the number of shares present and entitled to vote and, accordingly, will have the effect of a vote “AGAINST” the proposal. However, broker non-votes with respect to such proposal will not be counted as shares present and entitled to vote and, accordingly, will not have any effect with respect to the approval of such proposal (other than to reduce the number of affirmative votes required to approve the proposal).

The advisory vote on the frequency of future non-binding votes on executive compensation asks stockholders to vote on whether future non-binding votes on Named Executive Officer compensation should occur every year, every two years or every three years. If none of the frequency options receives a majority of the votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by the stockholders. With respect to such proposal, abstentions will be included in the number of shares present and entitled to vote and, accordingly, will have the effect of a vote “AGAINST” the proposal. However, broker non-votes with respect to such proposal will not be counted as shares present and entitled to vote and, accordingly, will not have any effect with respect to the approval of such proposal (other than to reduce the number of affirmative votes required to approve the proposal).

Although the vote on the compensation of our Named Executive Officers and the frequency of such vote, Proposals 3 and 4, respectively, is advisory only, meaning that it is not binding on the Company, our Board of Directors will consider the results of the votes in its future consideration of the compensation of our Named Executive Officers and the frequency of the advisory votes on such compensation.

The amended and restated 2006 Equity Incentive Plan must be approved by a majority of the shares present in person or represented by proxy and entitled to vote on such matter at the Annual Meeting. With respect to such proposal, abstentions will be included in the number of shares present and entitled to vote and, accordingly, will have the effect of a vote “AGAINST” the proposal. However, broker non-votes with respect to such proposal will not be counted as shares present and entitled to vote and, accordingly, will not have any effect with respect to the approval of such proposal (other than to reduce the number of affirmative votes required to approve the proposal).

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Q:	What are my voting choices for each proposal?

A:	With respect to the election of directors, stockholders may vote for all nominees, withhold authority for all nominees or vote for all except for those individual nominees for director for which the stockholder indicates it is withholding authority. With respect to the frequency of future non-binding votes on executive compensation, stockholders may vote to approve executive compensation every year, every two years or every three years. With respect to each other proposal, stockholders may vote for the proposal, against the proposal or abstain from voting.

Q:	How does the Board of Directors recommend I vote on the proposals?

A:	Our Board of Directors unanimously recommends a vote “FOR” all seven director nominees set forth in this Proxy Statement, “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017, “FOR” the approval of the compensation of our Named Executive Officers, on an advisory basis, “FOR” the approval of a voting frequency of every year in order to approve compensation of our Named Executive Officers and “FOR” the amended and restated 2006 Equity Incentive Plan.

Q:	How will my shares be voted if I return a blank Proxy Card?

A:	If you are a record holder and submit a valid proxy or voting instruction form but do not indicate your specific voting instructions on one or more of the proposals listed in the Notice, your shares will be voted as recommended by our Board of Directors on those proposals and as the proxyholders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements and (2) to allow for the tabulation of votes and certification of the vote. Occasionally, stockholders include additional comments on their Proxy Card or with their voting instruction, which are then forwarded to the Company’s management.

Q:	How will voting on any other business be conducted?

A:	Although we do not know of any business to be conducted at the Annual Meeting other than the proposals discussed in this Proxy Statement, if any other business comes before the Annual Meeting, the individuals that we have designated as proxies for the Annual Meeting, Jeffrey Linden and Mark Stolper, will have the discretionary authority to vote for or against any other matter that is properly presented at the Annual Meeting.

Q:	Who will bear the costs of this solicitation?

A:	This solicitation is made by our Board of Directors on behalf of the Company, and we will bear the entire cost of soliciting proxies, including preparation, assembly, posting of this Proxy Statement online, printing and mailing of the Notice and the proxy materials for the Annual Meeting. We will also make available solicitation materials to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock that are beneficially owned by others for forwarding to the beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to the beneficial owners. Solicitations will be made primarily through the mail, but may be supplemented by telephone, facsimile, internet or personal solicitation by our directors, executive officers and employees. No additional compensation will be paid to these individuals for these services.

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Q:	How can I find out the results of the voting at the Annual Meeting?

A:	Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a report on Form 8-K within four business days after the Annual Meeting.

Q:	Whom should I contact with other questions?

A:	If you have additional questions about this Proxy Statement or the Annual Meeting, please contact our Corporate Secretary at: RadNet, Inc., 1510 Cotner Avenue, Los Angeles, CA 90025, Attention: Corporate Secretary, Telephone: (310) 445-2800.

Q:	When are stockholder proposals due for next year’s annual meeting?

A:	Requirements for Stockholder Proposals to be Considered for Inclusion in RadNet, Inc.’s Proxy Materials. Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and intended to be presented at the 2018 Annual Meeting must be received by us not later than December 29, 2017, in order to be considered for inclusion in our proxy materials for that meeting.

Requirements for Stockholder Proposals to be Brought Before an Annual Meeting. Our bylaws provide that, for stockholder nominations to the Board of Directors or other proposals to be considered from the floor at an annual meeting, the stockholder must have given timely notice of the proposal or nomination in writing to our Corporate Secretary. To be timely for the 2018 Annual Meeting, a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices between February 8, 2018 and March 10, 2018. A stockholder’s notice to the Corporate Secretary must set forth, as to each matter the stockholder proposes to bring before the annual meeting, the information required by our bylaws.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information concerning the beneficial ownership of the shares of our common stock as of March 31, 2017, by:

•	each person we know to be the beneficial owner of 5% or more of our outstanding shares of common stock;

•	our principal executive officer, principal financial officer and each of our three other most highly compensated executive officers as of December 31, 2016 (collectively, the “Named Executive Officers”);

•	each director; and

•	all of our current executive officers and directors as a group.

Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o RadNet, Inc., 1510 Cotner Ave., Los Angeles, CA 90025.

Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 47,216,929 shares of common stock outstanding on March 31, 2017. We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission (the “SEC”). In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed as outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of March 31, 2017. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Name of Beneficial Owner	Shares Beneficially Owned		Percent of Shares Beneficially Owned
5% or Greater Stockholders
Richard Mashaal (1)	4,150,038		8.79%
Sandy Nyholm Kaminsky, trustee of the HFB Heirs’ Trust(2)	6,233,114		13.20%
Alan Weber(3)	2,932,200		6.21%

Directors and Named Executive Officers
Howard G. Berger, M.D.	0	(4)	0
Marvin S. Cadwell	308,466	(5)	*
John V. Crues, III, M.D.	660,445	(6)	1.4%
Norman R. Hames	629,378	(7)	1.3%
Lawrence L. Levitt	205,126	(8)	*
Michael L. Sherman, M.D.	306,298	(9)	*
David L. Swartz	292,683	(10)	*
Stephen M. Forthuber	425,899	(11)	*
Jeffrey L. Linden	1,023,120	(12)	2.2%
Mark D. Stolper	197,027	(13)	*
All directors and executive officers as a group (12 persons)	4,395,492	(14)	9.36%

_______________

*	Represents less than 1%.

(1)	According to the Schedule 13G/A filed with the SEC on February 13, 2017, Mr. Mashaal maintains shared voting power over an aggregate of 4,150,038 shares of our common stock owned by various investment vehicles managed by Senvest Management, LLC. Mr. Mashaal is the managing member of Senvest Management, LLC. The address set forth in the Schedule 13G/A filing is 540 Madison Avenue, 32nd Floor, New York, New York 10022.

(2)	According to the Schedule 13G filed with the SEC on July 10, 2015, Sandy Nyholm Kaminsky, as trustee of the HFB Heirs’ Trust, maintains sole voting power over an aggregate of 6,233,114 shares of our common stock. The address set forth in the Schedule 13G filing is 400 S. Emerson Street, Denver, Colorado 80209.

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(3)	According to the Schedule 13D/A filed with the SEC on June 5, 2015, Mr. Weber maintains sole voting power over an aggregate of 618,106 shares of our common stock and shared voting power over an aggregate of 2,314,094 shares of our common stock owned by JB Capital Partners LP. Mr. Weber is the general partner of JB Capital Partners LP. Mr. Weber and JB Capital Partners LP disclaim beneficial ownership of all of such shares except to the extent of their pecuniary interest therein. The address set forth in the Schedule 13D/A filing is 5 Evan Place, Armonk, New York 10504.

(4)	On June 29, 2015, HFB Enterprises, LLC, of which Dr. Berger was a co-manager, distributed 5,133,114 shares of the Company’s common stock to HFB Heirs’ Trust, an irrevocable trust for Dr. Berger’s children and the sole member of HFB Enterprises, LLC. Dr. Berger does not have any control over the HFB Heirs’ Trust. As a result of the transaction, Dr. Berger does not beneficially own any shares of the Company.

(5)	Beneficial ownership includes 22,935 shares of unvested time-based restricted stock and no shares subject to options exercisable within 60 days of March 31, 2017.

(6)	Beneficial ownership includes 13,889 shares of unvested time-based restricted stock, 2,777 shares of vested restricted stock units, and no shares subject to options exercisable within 60 days of March 31, 2017. Beneficial ownership excludes 5,556 unvested restricted stock units, since no shares would be acquired under such unvested restricted stock units within 60 days of March 31, 2017.

(7)	Beneficial ownership includes 38,175 shares of unvested time-based restricted stock and no shares subject to options exercisable within 60 days of March 31, 2017.

(8)	Beneficial ownership does not include 22,935 unvested restricted stock units, since no shares would be acquired under such unvested restricted stock units within 60 days of March 31, 2017.

(9)	Beneficial ownership includes 22,935 shares of unvested time-based restricted stock and no shares subject to options exercisable within 60 days of March 31, 2017, and also includes 1,950 shares held by Dr. Sherman’s spouse.

(10)	Beneficial ownership does not include 22,935 unvested restricted stock units, since no shares would be acquired under such unvested restricted stock units within 60 days of March 31, 2017.

(11)	Beneficial ownership includes 38,175 shares of unvested time-based restricted stock and no shares subject to options exercisable within 60 days of March 31, 2017.

(12)	Beneficial ownership includes 14,415 shares of unvested time-based restricted stock, 13,889 vested restricted stock units, and no shares subject to options exercisable within 60 days of March 31, 2017. Beneficial ownership excludes 27,778 unvested restricted stock units, since no shares would be acquired under such unvested restricted stock units within 60 days of March 31, 2017.

(13)	Beneficial ownership includes 13,042 shares of unvested time-based restricted stock, 13,665 vested restricted stock units, and no shares subject to options exercisable within 60 days of March 31, 2017. Beneficial ownership excludes 24,033 unvested restricted stock units, since no shares would be acquired under such unvested restricted stock units within 60 days of March 31, 2017.

(14)

Beneficial ownership includes 216,740 shares of unvested time-based restricted stock, 30,331 vested restricted stock units, no shares subject to options exercisable within 60 days of March 31, 2017 and 45,110 shares held indirectly by certain spouses of the officers and directors.

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PROPOSAL NO. 1
ELECTION OF DIRECTORS

At the Annual Meeting, all directors will be elected for a term expiring at the next annual meeting of stockholders to be held after their election, subject to earlier resignation or removal. Our Board of Directors, in accordance with our bylaws, has determined that the authorized number of directors shall be seven. Based on the recommendation of our Nominating and Governance Committee, our Board of Directors has nominated the seven individuals set forth below for election.

Voting on the election of directors is considered a non-routine matter, and the persons named in the accompanying proxy will not have the authority to vote on this proposal unless instructed to do so by the beneficial owner or their duly instructed bank, broker or nominee. Each of the nominees below is currently a director of the Company and has consented to serve if elected, and we have no reason to believe that any of these nominees will be unable to serve. If any nominee becomes unavailable or unable to serve before the Annual Meeting, the Board of Directors may determine to leave the position vacant, reduce the number of authorized directors or designate a substitute nominee. If a substitute nominee is named, then the persons named as proxies will have full discretion and authority to vote or refrain from voting for such substitute nominee in their discretion.

The following paragraphs include information that each of the seven nominees has provided to us about the positions he currently holds, his principal occupation and experience for the past five years, and the other companies for which he currently serves as a director or has served as a director during the past five years. In addition, the information below includes each nominee’s specific experience, qualifications, attributes and skills that led our Board of Directors to conclude that each nominee should serve as a director.

Nominees for Director

The names of the director nominees, their ages as of March 31, 2017, and other information about them are set forth below.

Name of Director Nominee	Age	Position	Our Director Since
Howard G. Berger, M.D.	71	President, Chief Executive Officer and Chairman of the Board	1992
Marvin S. Cadwell	73	Director	2007
John V. Crues, III, M.D.	67	Director, Vice President, Medical Director	2000
Norman R. Hames	61	Director, Executive Vice President, Chief Operating Officer-Western Operations, Secretary	1996
Lawrence L. Levitt	74	Director	2005
Michael L. Sherman, M.D.	74	Director	2007
David L. Swartz	73	Director	2004

Howard G. Berger, M.D. has served as President and Chief Executive Officer of our Company and its predecessor entities since 1987. Dr. Berger received his M.D. at the University of Illinois Medical School, is Board Certified in Nuclear Medicine and trained in an Internal Medicine residency, as well as in a master’s program in medical physics in the University of California system. Dr. Berger is also the president or co-president of the entities that own Beverly Radiology Medical Group, or BRMG. Dr. Berger brings senior business leadership skills to our Board of Directors derived from his 30 years of experience in the development and management of the Company.

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Marvin S. Cadwell served as a director of Radiologix, Inc. between June 2002 and November 2006, until its acquisition by the Company. He was appointed Chairman of the Board of Radiologix in December 2002 and served as Chairman of the Nominations and Governance Committee of the Board of Radiologix. He was the Radiologix interim Chief Executive Officer from September 2004 until November 2004. From December 2001 until November 2002, Mr. Cadwell served as Chief Executive Officer of SoftWatch, Ltd., an Israeli based company that provides internet software. Mr. Cadwell previously served as a director of ChartOne, Inc., a private company that provides patient chart management services to the healthcare industry, from 2003 until September 2008 when it was acquired. Mr. Cadwell has experience as an executive officer of several companies in the healthcare industry and has served as an executive officer and consultant for several privately held organizations. He brings to our Board of Directors a strong background in operating management of various organizations. Mr. Cadwell has been a member of our Audit Committee since 2007, a member of our Nominating and Governance Committee since 2011 and a member of our Compensation and Management Development Committee since 2014.

John V. Crues, III, M.D. is a world-renowned radiologist. Dr. Crues has served as our Vice President and Medical Director since 2000. Dr. Crues received his M.D. at Harvard University, completed his internship at the University of Southern California in Internal Medicine, and completed a residency at Cedars-Sinai in Internal Medicine and Radiology. Dr. Crues has authored numerous publications while continuing to actively participate in radiological societies such as the Radiological Society of North America, American College of Radiology, California Radiological Society, International Society for Magnetic Resonance Medicine and the International Skeletal Society. Dr. Crues is also currently Co-President of Pronet Imaging Medical Group, a director of BRMG and owns a controlling interest in six medical groups which provide professional medical services at our imaging facilities located in New York, New York. Dr. Crues plays a significant role as a musculoskeletal specialist for many of our patients as well as a resource for physicians providing services at our facilities and his active participation in radiological societies gives our Board of Directors access to thought leadership in the field of radiology.

Norman R. Hames has served as an executive officer of the Company since 1996 and currently serves as our Executive Vice President, Chief Operating Officer-Western Operations and Corporate Secretary. Applying his more than 20 years of experience in the industry, Mr. Hames oversees all aspects of our California facility operations. His management team, comprised of regional directors, managers and sales managers, is responsible for responding to all of the day-to-day concerns of our California facilities, patients, payors and referring physicians. Prior to joining our Company, Mr. Hames was President and Chief Executive Officer of his own company, Diagnostic Imaging Services, Inc. (which we acquired), which owned and operated 14 multi-modality imaging facilities throughout Southern California. Mr. Hames gained his initial experience in operating imaging centers for American Medical International, or AMI, and was responsible for the development of AMI’s single and multi-modality imaging centers. Mr. Hames brings business leadership skills from his experience as President and Chief Executive Officer of his own company and has a 20-year background in the day-to-day operations of imaging centers.

Lawrence L. Levitt is a certified public accountant and received his MBA in Accounting from the University of California Los Angeles. Since 1987, Mr. Levitt has been the President and Chief Financial Officer of Canyon Management Company, a company which manages a privately held investment fund. Mr. Levitt brings to our Board of Directors extensive financial accounting experience and is an audit committee financial expert under the SEC rules. Mr. Levitt has been a member of our Audit Committee since March 2005 and a member of our Nominating and Governance Committee since 2011. Mr. Levitt has served as the Chair of our Compensation and Management Development Committee since 2007.

Michael L. Sherman, M.D., F.A.C.R., served as a director of Radiologix between 1997 and November 2006, until its acquisition by the Company. He founded and served as President of Advanced Radiology, P.A., a 90-person radiology practice located in Baltimore, Maryland, from its inception in 1995 to 2001, and subsequently as its board chairman and a consultant until his retirement from active clinical practice in 2005. In addition, Dr. Sherman was a director of MedStar Health, a ten-hospital system in the Baltimore-Washington, D.C. area from 1998 until 2006 and served as a director of Medstar’s captive insurance company until 2011. Dr. Sherman has trained as a mediator and serves as president of Medical Mediation, LLC through which he has mediated professional liability and business cases. He was a director of HX Technologies, a healthcare IT private company, from 2006 until its sale in 2010. Dr. Sherman has broad experience in the medical and business aspects of radiology as a board member and chairman of various companies in the healthcare industry. In 2011, Dr. Sherman was elected to serve as the chair of our Nominating and Governance Committee and has been a member of our Compensation and Management Development Committee since 2007.

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David L. Swartz is a certified public accountant with experience providing accounting and advisory services to clients. Mr. Swartz served as a member of the Board of Directors of the California State Board of Accountancy until November 2012 and previously served as president. Prior to 1988, Mr. Swartz served as managing partner and was on the national Board of Directors of a 50 office international accounting firm. Between 1990 and 2008, Mr. Swartz served as the managing partner of Good, Swartz, Brown & Berns LLP which was acquired by J.H. Cohn LLP in 2008. From 2008 to 2010, Mr. Swartz served as a partner at J.H. Cohn LLP. Since 2010, Mr. Swartz has owned and continues to operate his own consulting services firm. Mr. Swartz also served as chief financial officer of a publicly held shopping center and development company from 1988 to 2000. Mr. Swartz brings to our Board of Directors extensive public financial accounting experience and is an audit committee financial expert under the SEC rules. In 2011, Mr. Swartz was appointed as Lead Independent Director and has been the Chair of our Audit Committee since 2004. In addition, Mr. Swartz has been a member of our Compensation and Management Development Committee since 2007 and a member of our Nominating and Governance Committee since 2011.

There are no family relationships between any nominees and executive officers of our Company, and there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was or is selected as a director or nominee.

Vote Required

The nominees who receive the highest number of votes represented by shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting will be elected.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION
TO THE BOARD OF ALL OF THESE NOMINEES

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our business is managed under the direction of our Board of Directors. Our Board of Directors provides oversight, strategic direction and counsel to our management. In addition, our Board of Directors elects our officers, delegates responsibilities for the conduct of our operations to those officers, and evaluates their performance.

Meetings of the Board of Directors and Board Committees

Our Board of Directors meets at least quarterly and during calendar year 2016, held five meetings and took action by written consent on one occasion. Each of the current directors serving in 2016 attended at least 75% of the total number of meetings of the Board of Directors and applicable committees that each director was eligible to attend. We, as a matter of policy, encourage our directors to attend meetings of stockholders but we do not require attendance. Two of the seven directors attended the 2016 Annual Meeting of Stockholders.

Board Leadership Structure

The Chairman of the Board of Directors also serves as our Chief Executive Officer. Our Board of Directors has determined that this leadership structure is appropriate and effective for our Company. Our Board of Directors believes that having a single individual serve as both Chairman of the Board and Chief Executive Officer fosters an important unity of leadership between our Board of Directors and our management team, provides clear accountability and promotes strategic development and execution. Our Board of Directors further believes that the combination of the offices facilitates the organization and efficiency of Board meetings during the calendar year by permitting the Chief Executive Officer to develop a thoughtful and comprehensive agenda for review by our Board of Directors of the issues and matters most critical to the Company and to guide the review process in a manner that will assure efficient use of the time available to our Board of Directors. This structure effectively utilizes the Chief Executive Officer’s knowledge of our Company and the industry in which we operate, as well as fostering greater communication and producing a greater degree of transparency between management and our directors. Dr. Berger co-founded RadNet in 1980 and has served as Chairman of the Board and Chief Executive Officer for 30 years.

Mr. Swartz serves as Lead Independent Director of the Board of Directors. In this capacity, Mr. Swartz serves as Chairman of meetings of the Board of Directors in the absence of the Chairman of the Board, calls, sets the agenda and chairs the executive sessions of the independent directors, works collaboratively with the Chairman of the Compensation and Management Development Committee to oversee the evaluation of our Chief Executive Officer and serves as the liaison between the independent directors and the Chairman of the Board.

Four of the seven members of our Board of Directors are independent directors and only those individuals may serve on the committees of our Board of Directors. Our Chairman and Chief Executive Officer does not serve on any committee. Our Board of Directors holds regular executive sessions outside the presence of the Chief Executive Officer and other management, which our Board of Directors believes promotes appropriate independent leadership.

Board Role in Risk Oversight

While risk management is primarily the responsibility of our management, the Board of Directors also assumes an oversight role in managing the Company’s risk. A fundamental part of risk management is not only understanding the risks we face and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for our Company. In reviewing our strategy, business plan, budgets and historical and anticipated future major transactions, the Board of Directors considers, among other factors, the risks our Company faces, and how such risks can be appropriately managed. Our senior management regularly reports to the Board of Directors on areas of material risk, including operational, financial, legal and strategic risks, which enables the Board of Directors to understand management’s views and strategies regarding risk identification, risk management and risk mitigation. In addition to the oversight role assumed by the full Board of Directors, various committees of the Board of Directors also have responsibility for risk management. The Director of Internal Audit reports directly to our Audit Committee on areas of material financial risk, including internal controls, and the Audit Committee reports to the full Board of Directors on risks identified by the Director of Internal Audit that the Audit Committee believes to be material. In addition, the Compensation Committee oversees the risks associated with our compensation policies and practices.

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Director Independence

Our Board of Directors annually determines the independence of our directors in accordance with the independence requirements under the NASDAQ Stock Market LLC (“NASDAQ”) and the SEC rules which require at least a majority of the directors to be independent. As a result of this review, our Board of Directors has determined that Marvin S. Cadwell, Lawrence L. Levitt, Michael L. Sherman, M.D. and David Swartz each qualifies as an independent director in accordance with the NASDAQ and the SEC rules. Each of Howard G. Berger, M.D., John V. Crues, III M.D., and Norman R. Hames is an executive officer of our Company and therefore does not qualify as an independent director under the NASDAQ and the SEC rules.

Director Nomination Process

The Nominating and Governance Committee is responsible for identifying and evaluating director candidates and has the authority to employ a third party search firm to assist in this process if the Nominating and Governance Committee determines that such assistance is needed. The Nominating and Governance Committee considers stockholder nominees if such nominations have been made in accordance with our bylaws and will evaluate candidates recommended by stockholders in the same manner as all other candidates brought to the attention of the Nominating and Governance Committee. Stockholder recommendations may be submitted to the Nominating and Governance Committee in care of the Corporate Secretary at the address set forth below under “Communication with Our Board of Directors.” No director candidates have been put forward by a stockholder or group of stockholders who beneficially owned more than five percent of our stock.

The Nominating and Governance Committee recommends nominees to the Board of Directors for election after carefully considering all candidates, taking into account all factors the Committee considers appropriate, which may include career specialization, relevant technical skills or financial acumen, diversity of viewpoint, industry knowledge and the qualifications set forth in the Nominating and Governance Committee Charter.

Our Board of Directors does not have a formal policy with regard to the consideration of diversity in the identification of director nominees. However, as part of its evaluation of Board composition, the Nominating and Governance Committee considers the diversity of candidates to ensure that our Board of Directors is comprised of individuals with a broad range of experiences and backgrounds (including, among other things, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge) who can contribute to the Board’s overall effectiveness in carrying out its responsibilities and can represent diverse viewpoints on our Board of Directors. The Nominating and Governance Committee assesses the effectiveness of these efforts when annually evaluating the composition of the Board of Directors as part of the annual nomination process.

Clawback Policy

In April 2017, the Board adopted the Company’s “Policy on Recoupment of Compensation” (the “Clawback Policy”). The purposes of the Clawback Policy are to deter both financial/accounting irregularities with respect to Company financial statements and also misconduct by Company senior executives. The Policy will generally be administered by the Compensation Committee (referred to in the Clawback Policy as the “Committee”) although the Board may also serve as the Committee or nominate another committee to serve in such role. The Committee may also act in conjunction with the Board’s Audit Committee. Company officers and other designated key employees (collectively, “Senior Executives”) will be subject to the terms and conditions of the Clawback Policy and such persons shall continue to be so covered by the Clawback Policy until the third anniversary of their cessation in serving as a Senior Executive.

Under the Clawback Policy, if the Company restates any financial statements previously filed with the SEC (other than due to a change in accounting policy), then the Committee shall review Senior Executive performance-based compensation to determine if the restated financial results would have resulted in a lesser amount of compensation being paid. The Committee may take certain actions to recoup performance-based compensation from the Senior Executives that exceeded the amount that would have been paid under the restated financial results. Such actions may also include cancellation of equity compensation awards. Performance-based compensation that was paid or earned more than three years prior to the date of discovery of the financial/accounting irregularity would generally not be subject to recoupment under the Clawback Policy.

Additionally, if a Senior Executive is determined to have committed “Misconduct” (as defined under the Clawback Policy), then the Committee make take such remedial actions as it determines are appropriate with respect to the Senior Executive including, among other things, recoupment or cancellation or reimbursement of incentive compensation, adjustment of future compensation, and/or disciplinary actions including termination of employment (with concurrence of the Board).

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Code of Financial Ethics

We have adopted a written Code of Financial Ethics applicable to our directors, officers and employees which was recently updated as of April 2015 and is designed to deter wrongdoing and to promote:

•	honest and ethical conduct;

•	full, fair, accurate, timely and understandable disclosure in reports and documents that we file with the SEC and in other public communications;

•	compliance with applicable laws, rules and regulations, including insider trading compliance; and

•	accountability for adherence to the code and prompt internal reporting of violations of the code, including illegal or unethical behavior regarding accounting or auditing practices.

You may obtain a copy of our Code of Financial Ethics on our website at www.radnet.com under Investor Relations – Corporate Governance. The Board of Directors has designated the Audit Committee to be responsible for reviewing the Code of Financial Ethics and making any appropriate updates or amendments. Any such updates or amendments will be publicly disclosed on our website.

Committees of the Board of Directors

We have three standing committees: the Audit Committee, the Compensation and Management Development Committee and the Nominating and Governance Committee. The committees are comprised entirely of independent directors. The membership of each committee is as follows, with the chairperson listed first and denoted with an asterisk:

Audit Committee	Compensation and Management Development Committee	Nominating and Governance Committee
David L. Swartz*	Lawrence L. Levitt*	Michael Sherman, M.D.*
Marvin S. Cadwell	Marvin S. Cadwell	Marvin S. Cadwell
Lawrence L. Levitt	Michael Sherman, M.D.	Lawrence L. Levitt
	David L. Swartz	David L. Swartz

Audit Committee

The Audit Committee meets periodically, and at least quarterly, to review the Company’s financial statements and the adequacy of and compliance with the Company’s internal and external financial reporting processes. The Audit Committee held four meetings in 2016.

The Audit Committee’s responsibilities include, among other things:

•	overseeing our accounting and financial reporting processes and the audits of our financial statements;

•	overseeing, along with management, the reliability and integrity of our accounting policies and financial reporting and disclosure practices;

•	serving as an independent and objective party to monitor our financial reporting processes and internal controls systems;

•	retaining our independent registered public accounting firm, reviewing and evaluating their independence, qualifications and performance, approving the terms of the annual engagement letter and approving all audit and non-audit services to be performed by our independent registered public accounting firm; and

•	providing independent, direct, and open communications among our independent registered public accounting firm, financial and senior management and the full Board of Directors.

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The responsibilities of the Audit Committee are more fully described in the Audit Committee Charter. The Audit Committee is required to review the charter at least annually and modify it as needed. The Audit Committee Charter can be found on our website at www.radnet.com under Investor Relations – Corporate Governance.

The Board of Directors has determined that all members of the Audit Committee are independent and financially literate. Further, the Board of Directors has determined that each of Mr. Swartz and Mr. Levitt possesses the requisite accounting and financial management expertise required under NASDAQ rules and qualifies as an “audit committee financial expert” as defined under the applicable SEC rules.

Compensation and Management Development Committee

Beginning in 2017, the Compensation and Management Development Committee meets at least two times annually and is responsible for approving the compensation of executive officers and certain senior management and overseeing the Company’s management development programs, performance assessment of senior executives and succession planning. The Compensation and Management Development Committee held two meetings in 2016 and took action by written consent on three occasions.

The Compensation and Management Development Committee’s responsibilities include, among other things:

•	reviewing and determining the base salary of executive officers and certain other senior management and setting the maximum bonus amount that each executive officer (other than the Chief Executive Officer) and certain other senior management is entitled to receive, which may be in the form of cash or equity incentive awards, as ultimately determined by our Chief Executive Officer;

•	reviewing and administering our equity incentive plans, including any amendments thereto;

•	overseeing the compensation philosophy and strategy of the Company;

•	monitoring the Company’s compliance with rules and regulations relating to compensation arrangements for directors and executive officers; and

•	reviewing and approving our Company’s corporate goals and objectives relevant to Chief Executive Officer compensation and evaluating the Chief Executive Officer’s performance in light of those goals and determining the Chief Executive Officer’s compensation levels and bonus based on such evaluation.

As noted in the Compensation Discussion and Analysis section below, certain executive officers receive compensation from an affiliate of BRMG. Our relationship with BRMG is described in further detail under “Certain Relationships and Related Party Transactions – Related Party Transactions” below. The process employed by the Compensation and Management Development Committee in determining the appropriate compensation of executive officers is the same regardless of whether payments are made by the Company or an affiliate of BRMG.

The responsibilities of the Compensation and Management Development Committee are more fully described in the Compensation and Management Development Committee Charter. The Compensation and Management Development Committee is required to review the charter annually and, as it deems appropriate, make recommendations of any proposed changes to the Board of Directors for approval. The Compensation and Management Development Committee Charter can be found on our website at www.radnet.com under Investor Relations — Corporate Governance.

Nominating and Governance Committee

The Nominating and Governance Committee meets as frequently as circumstances dictate, and beginning in 2017, at least twice a year. The Nominating and Governance Committee is responsible for identifying, evaluating and recommending qualified potential candidates to serve on the Board of Directors and its committees, coordinating the process for the Board of Directors to evaluate its performance and overseeing matters of corporate governance. The Nominating and Governance Committee held one meeting in 2016.

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The Nominating and Governance Committee’s responsibilities include, among other things:

•	developing and recommending the criteria to be used in screening and evaluating potential candidates or nominees for election or appointment as director;

•	establishing and overseeing a policy for considering stockholder nominees for directors, and developing the procedures that must be followed by stockholders in submitting recommendations;

•	monitoring and reviewing any issues regarding the independence of directors or involving potential conflicts of interest and evaluating any change of status or circumstances with respect to a director;

•	evaluating all nominees for election of directors;

•	developing and recommending to the Board of Directors, as necessary, corporate governance policies to be adopted and maintained;

•	identifying committee member qualifications and recommending appropriate committee member appointments to the Board of Directors; and

•	establishing and reviewing annually with the Board of Directors the procedures for stockholders to send communications to the Board of Directors.

The responsibilities of the Nominating and Governance Committee are more fully described in the Nominating and Governance Committee Charter. The Nominating and Governance Committee is required to regularly review the charter and recommend changes as it deems appropriate. The Nominating and Governance Committee Charter can be found on our website at www.radnet.com under Investor Relations — Corporate Governance.

COMMUNICATION WITH OUR BOARD OF DIRECTORS

Stockholders may communicate with our Board of Directors through the Corporate Secretary by writing to the following address: Board of Directors, c/o Corporate Secretary, RadNet, Inc., 1510 Cotner Avenue, Los Angeles, CA 90025. The envelope containing such communication should contain a clear notation that the letter is “Stockholder-Board Communication” or “Stockholder-Director Communication” or a similar statement to indicate it is intended for the Board of Directors. All such communications must clearly indicate the author as a stockholder and state whether the intended recipients are all members of the Board of Directors or just certain specified directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation and Management Development Committee are listed under “Board of Directors and Corporate Governance — Committees of the Board of Directors.” No member of the Compensation and Management Development Committee has had a relationship with our Company or any of our subsidiaries other than as a director and stockholder and no member has been an officer or employee of our Company or any of our subsidiaries, a participant in a “related person” transaction or an executive officer of another entity where one of our executive officers serves on the Board of Directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and beneficial owners of more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. Based solely on copies of these reports provided to us and written representations that no other reports were required, we believe that these persons timely met all of the applicable Section 16(a) filing requirements during the fiscal year ended December 31, 2016, except that the Form 4 filed by Norman Hames on December 13, 2016 was not timely filed as to one transaction.

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EXECUTIVE OFFICERS

The names of our current executive officers, their ages as of March 31, 2017, and their positions are shown below. Biographical summaries of each of our executive officers who are not also members of our Board of Directors are included below.

Name of Executive Officer	Age	Position	Executive Officer Since
Howard G. Berger, M.D.	71	President, Chief Executive Officer and Chairman of the Board	1992
John V. Crues, III, M.D.	67	Vice President and Medical Director	2000
Stephen M. Forthuber	56	Executive Vice President and Chief Operating Officer – Eastern Operations	2006
Norman R. Hames	61	Executive Vice President, Secretary, Chief Operating Officer – Western Operations	1996
Jeffrey L. Linden	74	Executive Vice President and General Counsel	2001
Michael M. Murdock	62	Executive Vice President and Chief Development Officer	2007
Mital Patel	31	Executive Vice President of Financial Planning and Analysis	2016
Mark D. Stolper	45	Executive Vice President and Chief Financial Officer	2004

Stephen M. Forthuber became our Executive Vice President and Chief Operating Officer for Eastern Operations subsequent to our acquisition of Radiologix, Inc. He joined Radiologix in January 2000 as Regional Director of Operations, Northeast. From July 2002 until January 2005 he served as Regional Vice President of Operations, Northeast and from February 2005 until December 2005 he was Senior Vice President and Chief Development Officer for Radiologix. Prior to working at Radiologix, Mr. Forthuber was employed from 1982 until 1999 by Per-Se Technologies, Inc. and its predecessor companies, where he had significant physician practice management and radiology operations responsibilities. Mr. Forthuber received a B.A. in Business Administration from the College of William and Mary in Virginia.

Jeffrey L. Linden has served as our Executive Vice President and General Counsel since 2001. Prior to joining us, Mr. Linden had been engaged in the private practice of law. He has lectured before numerous organizations on various topics, including the California State Bar, the American Society of Therapeutic Radiation Oncologists, the California Radiological Association, and the National Radiology Business Managers Association. Mr. Linden received his J.D. and undergraduate degree from the University of California, Los Angeles.

Michael Murdock has served as our Executive Vice President and Chief Development Officer since 2007. Mr. Murdock has spent the majority of his career in senior financial positions with healthcare companies, ranging in size from venture-backed startups to multi-billion dollar corporations, including positions with American Medical International and its successor American Medical Holding, Inc., a publicly traded owner and operator of acute care facilities that was acquired by National Medical Enterprises, now Tenet Healthcare (NYSE: THC). From 1999 through 2004, Mr. Murdock served as Chief Financial Officer of Dental One, a venture capital-backed owner and operator of 48 dental practices in Texas, Arizona, Colorado and Utah. From 2005 to 2006, Mr. Murdock served as Chief Financial Officer of Radiologix and joined us following the Radiologix acquisition. Mr. Murdock began his career in 1978 as an auditor with Arthur Andersen after receiving a B.S. degree from California State University, Northridge.

Mital Patel has served as our Executive Vice President of Financial Planning and Analysis since 2016. Mr. Patel has over a decade of senior healthcare management experience, and prior to joining us, he was a Director of Physician Liaison for Truxtun Radiology, where he helped grow practice revenue, managed operation initiatives and Quality Compliance measures and assisted in managing Truxtun’s acquisition by RadNet. Mr. Patel has also been very active in the community, having held board seats in several non-profit organizations. Mr. Patel began his career with us in 2010 after receiving a B.A. degree in Business Administration from California State University in Bakersfield.

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Mark D. Stolper has served as our Executive Vice President and Chief Financial Officer since July 2004 and prior to that was an independent member of our Board of Directors. Prior to joining us, he had diverse experiences in investment banking, private equity, venture capital investing and operations. Mr. Stolper began his career as a member of the corporate finance group at Dillon, Read and Co., Inc., executing mergers and acquisitions, public and private financings, and private equity investments with Saratoga Partners LLP, an affiliated principal investment group of Dillon Read. After Dillon Read, Mr. Stolper joined Archon Capital Partners, which made private equity investments in media and entertainment companies. Mr. Stolper also worked for Eastman Kodak, where he was responsible for business development for Kodak’s Entertainment Imaging subsidiary ($1.5 billion in sales). Mr. Stolper was also co-founder of Broadstream Capital Partners, a Los Angeles-based investment banking firm focused on advising middle market companies engaged in financing and merger and acquisition transactions. Mr. Stolper was a member of the board of directors and audit committee for On Track Innovations, Ltd. (NASDAQ: OTIV) from December 2012 until December 2016. He was previously a member of the board of directors and audit committee for Metropolitan Health Networks, Inc. (NYSE: MDF) from April 2010 until its sale in December 2012, was a member of the board of directors for a privately held entertainment company providing discount ticketing services and branded event merchandising and was Chairman of the board for a private telemedicine and eHealth provider. Mr. Stolper graduated with a liberal arts degree from the University of Pennsylvania and a finance degree from the Wharton School. Additionally, Mr. Stolper earned a postgraduate Award in Accounting from the University of California, Los Angeles.

Our officers are elected annually and serve at the discretion of the Board of Directors. There are no family relationships among any of our executive officers and directors.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Review and Approval of Related Party Transactions

As a matter of policy, the Board of Directors reviews any transaction in which we are proposed to be a party, directly or indirectly, and any director has a material financial interest in the transaction or any of the following persons or entities is or is entitled to be a party, directly or indirectly, to the transaction: (i) any of our executive officers or any related person of any such officer or a director, (ii) any person or entity of which the executive officer or director or any related person is the owner of more than 5% of the securities, (iii) any person or entity that controls one or more of the persons specified in subparagraph (ii) or a person that is controlled by, or is under common control with, one or more of the persons specified in subparagraph (ii), or (iv) an individual who is a general partner, principal or employer of a director. Additionally, any transaction which would be required to be disclosed pursuant to Item 404 of Regulation S-K is reviewed by the Board of Directors.

Related Party Transactions

Howard G. Berger, M.D., is our President and Chief Executive Officer, a member of our Board of Directors, and also owns, indirectly, 99% of the equity interests in BRMG. BRMG is responsible for all of the professional medical services at nearly all of our facilities located in California under a management agreement with us, and employs physicians or contracts with various other independent physicians and physician groups to provide the professional medical services at most of our California facilities. We generally obtain professional medical services from BRMG in California, rather than provide such services directly or through subsidiaries, in order to comply with California’s prohibition against the corporate practice of medicine. However, as a result of our close relationship with Dr. Berger and BRMG, we believe that we are able to better ensure that medical service is provided at our California facilities in a manner consistent with our needs and expectations and those of our referring physicians, patients and payors than if we obtained these services from unaffiliated physician groups. BRMG is a partnership of ProNet Imaging Medical Group, Inc., Breastlink Medical Group, Inc. and Beverly Radiology Medical Group, Inc., each of which is 99% or 100% owned by Dr. Berger. In 2016, Dr. Berger received $500,000 of his salary and his entire bonus payment from an affiliate of BRMG. Dr. Berger also owns a controlling interest in two medical groups that provide professional medical services to one of our imaging facilities located in New York. We believe that physicians are drawn to BRMG and the other radiologist groups with whom we contract by the opportunity to work with the state-of-the-art equipment we make available to them, as well as the opportunity to receive specialized training through our fellowship programs, and engage in clinical research programs, which generally are available only in university settings and major hospitals.

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We have a management agreement with Beverly Radiology Medical Group, III, or BRMG III, that expires on January 1, 2024 but includes an automatic renewal for consecutive 10-year periods. Under our management agreement, BRMG III pays us, as compensation for the use of our facilities and equipment and for our services, a percentage of the gross amounts collected for the professional services it renders. The percentage, which was 78% at December 31, 2016, is adjusted annually, if necessary, to ensure that the parties receive fair value for the services they render. In operation and historically, the annual revenue of BRMG III from all sources closely approximates its expenses, including Dr. Berger’s compensation, fees payable to us and amounts payable to third parties. For administrative convenience and in order to avoid inconveniencing and confusing our payors, a single bill is prepared for both the professional medical services provided by the radiologists and our non-medical, or technical, services, generating a receivable for BRMG III. BRMG III is a guarantor under our first and second lien term loan facilities, as amended, and revolving credit facility.

John V. Crues III, M.D. is our Medical Director, a member of our Board of Directors and a 1% owner of BRMG. Dr. Crues receives all of his salary from BRMG. In 2016, Dr. Crues received a fixed base salary of $500,000 and was also entitled to 12% of the revenues from certain programs Dr. Crues administers for BRMG, for a total salary of $543,148. Dr. Crues also owns a controlling interest in six medical groups that provide professional medical services to some of our imaging facilities located in Manhattan and Brooklyn, New York.

Cohen & Lord, a professional corporation, a law firm with which Mr. Linden is associated, received $668,000 in fees for the year ended December 31, 2016. Mr. Linden has specifically waived any interest in the fees paid to Cohen & Lord by RadNet since becoming an officer of RadNet in 2001.

We use World Wide Express, a package delivery company owned by Mr. Hames, a director and our Western Operations chief operating officer, to provide delivery services for us. The rates charged by World Wide Express are very competitive with those charged by other third-party package delivery companies. During the year ended December 31, 2016, we paid approximately $670,000 to World Wide Express for those services. At December 31, 2016 we had outstanding amounts due to World Wide Express of $273,000. However, Mr. Hames’ interests in World Wide Express terminated on December 31, 2016.

In March 2008 and August 2009, Joseph Berman, who is the brother-in-law of Mr. Linden, purchased interests in three properties in Delaware that the Company leases. The monthly rent under these leases is approximately $34,000, $27,000 and $28,000. We believe that the monthly lease amounts are commensurate with available leases with similar lease terms for comparable buildings in the area.

Indemnification Agreements

We have indemnification agreements with each of our directors and certain of our officers in addition to provisions which are reflected in our certificate of incorporation and bylaws that require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS*

The Audit Committee of the Board of Directors is comprised entirely of independent directors who meet the independence requirements of NASDAQ and the SEC. The Audit Committee operates pursuant to a charter that is available on our website at www.radnet.com under Investor Relations – Corporate Governance.

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management is responsible for the preparation, presentation and integrity of the financial statements, including establishing accounting and financial reporting principles and designing systems of internal control over financial reporting. Our independent registered public accounting firm, Ernst & Young LLP (“Ernst & Young”), is responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles.

In performing its responsibilities, the Audit Committee has reviewed and discussed with management and Ernst & Young, the audited consolidated financial statements in our annual report on Form 10-K for the year ended December 31, 2016. The Audit Committee has also discussed with Ernst & Young matters required to be discussed by Statement on Auditing Standards 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from Ernst & Young required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young’s communications with the Audit Committee concerning independence, and has discussed Ernst & Young’s independence with Ernst & Young.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of RadNet, Inc. be included in the Company’s annual report on Form 10-K for the year ended December 31, 2016 for filing with the SEC. The Audit Committee has also reappointed Ernst & Young to serve as independent auditors for the fiscal year ending December 31, 2017, and requested that this appointment be submitted to our stockholders for ratification at their annual meeting.

Submitted by the Audit Committee:

David L. Swartz, Chair Marvin S. Cadwell Lawrence L. Levitt

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* The material in this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference into any of our filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language therein.

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COMPENSATION DISCUSSION AND ANALYSIS

This discussion describes our compensation program for our Named Executive Officers and has been divided into the following sections:

Executive Summary: summarizes our 2016 executive compensation program.

Compensation Philosophy: describes the principles forming the foundation of our compensation and benefits programs for executives.

Board Process: describes the processes, participants and tools that help us make compensation decisions for our Named Executive Officers.

Elements of Executive Compensation: describes the various components of the compensation that may be awarded to each of our Named Executive Officers.

2016 Stockholder Advisory Vote on Executive Compensation: describes the outcome of the 2016 advisory stockholder vote regarding the approval of the compensation for our Named Executive Officers.

2016 Compensation Determinations: describes the compensation decisions for each of our Named Executive Officers for the fiscal year ended December 31, 2016.

2017 Compensation Determinations: describes the compensation decisions for each of our Named Executive Officers for the fiscal year ending December 31, 2017.

Risk Consideration in Our Compensation Programs: describes the concept of risk as it relates to our compensation program.

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Executive Summary

During 2016 we focused on strengthening our positions in the key markets of California and New York through small scale acquisitions and consolidation of facilities. In addition, we formed two new joint ventures with major hospitals to leverage our proven ability to provide management, technical, and accounting services.

•	2016 Revenue of $884.5 million reflects a 9.3% increase over 2015.
•	Our annualized total return to our stockholders over the most recent five completed calendar years was 24.8% and this means that our stockholders would have more than tripled their investment over this five year period. As shown in the following graph, our cumulative stockholder return has outperformed both the S&P 500 Index and S&P Health Care Sector return. This graph compares the cumulative five-year total return provided to stockholders on the Company’s common stock relative to the S&P 500 Index and S&P Health Care Sector and assumes a $100 initial investment and the reinvestment of dividends in each of the indices.

Comparison of Cumulative Five Year Total Return

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We compensate our Named Executive Officers generally through a mix of base salary, cash bonus and equity compensation. Our executive compensation program is designed to attract, retain and motivate talented executive officers who are capable of providing leadership, vision and execution necessary to achieve our business objectives. We actively seek to foster an environment that aligns the interests of our Named Executive Officers with the creation of stockholder value through our equity compensation program. A cash bonus may also be paid to a Named Executive Officer.

Our Named Executive Officers for fiscal year 2016 were:

Howard G. Berger, M.D. – President and Chief Executive Officer (our principal executive officer)

Mark D. Stolper – Executive Vice President and Chief Financial Officer (our principal financial officer)

Jeffrey L. Linden – Executive Vice President and General Counsel

Norman R. Hames – Executive Vice President and Chief Operating Officer – Western Operations

Stephen M. Forthuber – Executive Vice President and Chief Operating Officer – Eastern Operations

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The Compensation and Management Development Committee approved cash bonuses and equity awards in early January 2016 based on the Committee’s discretionary assessment of the Company’s financial and operational performance of the year most recently completed. The Compensation and Management Development Committee elected not to increase base salaries for the Named Executive Officers for 2016, and in lieu thereof, elected to establish a maximum amount for any discretionary cash bonus and equity bonus to be paid to each of the Named Executive Officers. Subject to the guidelines set by the Compensation and Management Development Committee and based on the superior performance of the Company in 2015, Dr. Berger, as the Chief Executive Officer, elected to award discretionary cash and equity incentives in January 2016 to each of the other Named Executive Officers as shown in the below table. The below amounts were equal to the maximum amounts permitted by the Compensation and Management Development Committee’s guidelines. Additionally, in December 2016, Dr. Berger and the Compensation and Management Development Committee elected to award the maximum cash bonus and restricted stock grant amounts to each of the Company’s Named Executive Officers based upon fiscal year 2016 performance. Similarly, in December 2016, the Compensation and Management Development Committee awarded Dr. Berger a discretionary cash bonus equal to 120% of his base salary, or $1,200,000. This was intended to reward him for fiscal year 2016 performance.

	Cash Bonus	Number of Shares of Restricted Stock
Mark Stolper	$237,500	39,127
Stephen Forthuber	$237,500	39,127
Norman Hames	$237,500	39,127
Jeffrey Linden	$262,500	43,245

The grant date of the restricted stock awards was January 4, 2016 and the closing price of a share of Company common stock on that date was $6.07. Each restricted stock grant vests in three equal annual increments with the first installment vesting on the grant date. In addition, the Compensation and Management Development Committee also elected to grant stock options to each Named Executive Officer with the number of shares subject to the option equal to the same number of shares of restricted stock granted. The stock options have an exercise price equal to the closing price ($6.07) of the Company’s common stock on the date of grant (January 4, 2016) and vest in one-third increments on each anniversary of the grant date, beginning on the second anniversary. The extended vesting period (as compared to the two year vesting schedule for the restricted stock grants) further encourages retention of our executives and the creation of stockholder value, since the value of the stock options to the executives is directly conditioned upon future post-grant increases in the share price of the Company’s stock.

The Compensation and Management Development Committee elected not to grant any equity awards to Dr. Berger in January 2016. The Compensation and Management Development Committee determined that the equity interest in the Company owned by HFB Heirs’ Trust, an irrevocable trust for the benefit of Dr. Berger’s children, and which represents more than 13.2% of the Company’s common stock, was sufficient to align Dr. Berger’s interests with other stockholders. On June 29, 2015, HFB Enterprises, LLC, of which Dr. Berger was a co-manager, distributed 5,133,114 shares of the Company’s common stock to the HFB Heirs’ Trust, the sole member of HFB Enterprises, LLC. Dr. Berger does not have any control over the HFB Heirs’ Trust. As a result of the transaction, Dr. Berger does not beneficially own any shares of the Company. As an alternative to an equity award, the Compensation and Management Development Committee awarded Dr. Berger a discretionary cash bonus in January 2016 equal to 143% of his base salary, or $1,000,000. The cash bonus amount was intended to reward him for fiscal year 2015 performance.

With respect to equity compensation awarded to the Named Executive Officers and others, the Compensation and Management Development Committee acts as the administrator under our stockholder-approved 2006 Equity Incentive Plan, as amended in April 2015 (the “Restated 2006 Plan,” and before amendment, the “2006 Plan”), and has the authority under that plan to grant, among other things, restricted stock, restricted stock units and stock options.

The Company also pays the premiums for our Named Executive Officers’ coverage under our health insurance plans and our Named Executive Officers are provided a monthly car allowance. However, perquisites are not a material element of our executive compensation program.

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Compensation Philosophy

The following principles influence and guide the compensation decisions of the Compensation and Management Development Committee:

The Compensation and Management Development Committee Believes it is Important to Retain the Management Team

At the core of our compensation philosophy is the guiding belief that our management team is an integral component to the Company’s continued success. Equity compensation and cash bonuses are determined and paid at the beginning of the fiscal year with the goal of rewarding prior year performance and continuing to retain and incentivize our Named Executive Officers to achieve or exceed the strategic initiatives set for the year.

Compensation Decisions Should Promote the Interests of Stockholders

Compensation should focus management on achieving strong short-term (annual) performance in a manner that supports and ensures our long-term success and profitability. The Compensation and Management Development Committee believes that stock options and restricted stock create long-term incentives that align the interests of management with the long-term interests of stockholders.

Compensation Should Reflect Position and Responsibility

Total compensation and accountability should generally increase with position and responsibility. Consistent with this philosophy:

•	total compensation is higher for individuals with greater responsibility and greater ability to influence the Company’s achievement of targeted results and strategic initiatives; and

•	equity-based compensation is higher for persons with higher levels of responsibility, making a significant portion of their total compensation dependent on long-term stock appreciation.

Internal Pay Equity

The Compensation and Management Development Committee believes that internal pay equity is an important factor to be considered in establishing compensation for our Named Executive Officers. A formal policy regarding the ratio of total compensation of the Chief Executive Officer to that of the other officers has not been established, but the Compensation and Management Development Committee does review compensation levels to ensure that appropriate pay equity exists. The Compensation and Management Development Committee intends to continue to review internal compensation equity and may adopt a formal policy in the future, if it is determined that such a policy would be appropriate.

Compensation Should be Reasonable and Responsible

It is essential that our overall compensation levels be sufficiently competitive to attract and retain talented leaders and motivate those leaders to achieve superior results. At the same time, we believe that compensation should be set at responsible levels and the Compensation and Management Development Committee periodically reviews market information from external sources or advisors to determine appropriate levels. Our executive compensation programs are intended to be consistent with our focus on controlling costs.

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Compensation Disclosures Should be Clear and Complete

The Compensation and Management Development Committee and management believe that all aspects of executive compensation should be clear, comprehensible and promptly disclosed in plain English. The Compensation and Management Development Committee and management believe that compensation disclosures should provide all of the information necessary to permit stockholders to understand our compensation philosophy, our compensation-setting process and how and how much our executives are paid.

Board Process

Compensation and Management Development Committee

The Compensation and Management Development Committee has been delegated the authority by our Board of Directors to approve all compensation and awards to Named Executive Officers. With respect to equity compensation awarded to the Named Executive Officers and others, the Compensation and Management Development Committee acts as the administrator under the Restated 2006 Plan, and has the authority under that plan to grant restricted stock or stock options.

The Compensation and Management Development Committee has adopted an informal policy pursuant to which each year the Committee determines, based on a number of factors, the aggregate maximum value of restricted stock and cash bonus that may be awarded to each Named Executive Officer and has delegated to the Chief Executive Officer the authority to determine the exact amount of such awards and the combination of cash and equity for the other Named Executive Officers. As discussed further below, commencing with grants issued in January 2016, on the recommendation of the Company’s compensation consultant, the Compensation and Management Committee has also elected to grant stock options to Named Executive Officers. The Compensation and Management Development Committee has ultimate authority, including delegated authority over all aspects of Named Executive Officer compensation, including the base salary for each Named Executive Officer and the overall compensation of the Chief Executive Officer.

Our Compensation and Management Development Committee meets as often as necessary to perform its duties and responsibilities. The Committee meets with the Company’s compensation consultant, as applicable, executive management, including our Chief Executive Officer, and conducts meetings in executive session.

The Compensation and Management Development Committee meets in executive session each year to: (i) evaluate the performance of the Named Executive Officers, (ii) set the annual compensation of the Named Executive Officers, and (iii) consider and approve any grants of equity incentive compensation to the Named Executive Officers.

Management’s Role in the Compensation-Setting Process

Management’s role in the compensation-setting process, includes the following:

•	to establish the operating budget approved by the Board of Directors, which forms the basis for evaluating corporate achievements and the achievements of the divisions our senior executive officers manage that are taken into consideration when evaluating compensation levels for senior executives;

•	to make recommendations to the Compensation and Management Development Committee on salary levels and option and restricted stock awards; and

•	our Chief Executive Officer determines the amount of equity compensation and cash bonus amounts to be awarded to our senior executive officers (other than himself), subject to the guidelines and limitations placed by the Compensation and Management Development Committee.

Our Chief Executive Officer works with the Compensation and Management Development Committee in establishing the agenda for committee meetings. Management also prepares meeting information for each Compensation and Management Development Committee meeting.

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Our Chief Executive Officer also participates in committee meetings at the request of the Compensation and Management Development Committee to provide, among other things:

•	background information regarding the Company’s strategic objectives; and

•	his evaluation of the performance of the senior executive officers, including accomplishments, and areas of strength and weakness.

Compensation Consultant

Under its charter, the Compensation and Management Development Committee is granted, where appropriate, the authority to retain outside advisors and compensation consultants. The Company is obligated to pay for the advisors and consultants. These advisors will report directly to the Compensation and Management Development Committee.

In October 2015, the Compensation and Management Development Committee retained the compensation consulting firm Pearl Meyer & Partners, LLC (“Pearl Meyer”) to serve as its independent outside compensation consultant and provide compensation analysis and advice with respect to fiscal year 2016 compensation. The Compensation and Management Development Committee elected to retain Pearl Meyer again for the same services with respect to fiscal year 2017 compensation. Pearl Meyer reports directly to the Compensation and Management Development Committee and performs no other work for the Company besides rendering compensation consulting services.

In accordance with its charter, the Compensation and Management Development Committee analyzed whether Pearl Meyer has any conflict of interest, taking into consideration the following factors: (i) the provision of other services to the Company by Pearl Meyer; (ii) the amount of fees paid by the Company to Pearl Meyer as a percentage of the firm’s total revenue; (iii) Pearl Meyer’s policies and procedures that are designed to prevent conflicts of interest; (iv) any business or personal relationship of Pearl Meyer or the individual compensation advisors employed by the firm with an executive officer of the Company; (v) any business or personal relationship of the individual compensation advisors with any member of the Compensation and Management Development Committee; and (vi) any stock of the Company owned by Pearl Meyer or the individual compensation advisors employed by the firm. The Committee has determined, based on its analysis of the above factors, that the work of Pearl Meyer and the individual compensation advisors employed by Pearl Meyer as compensation consultants to the Company has not created any conflict of interest. The role of Pearl Meyer and their services are further discussed under the 2016 and 2017 Compensation Determinations and the Director Compensation sections below.

Benchmarking

The Compensation and Management Development Committee recognizes that our compensation practices must be competitive in the marketplace. Therefore, the Compensation and Management Development Committee did consider benchmarking analysis that was performed by Pearl Meyer. The Compensation and Management Development Committee continued to use this analysis with respect to 2017 compensation, and this is discussed further in the 2017 Compensation Determinations section.

Elements of Executive Compensation

Base Salary

Base pay is a critical element of executive compensation. We seek to establish a compensation level that is appropriate recognizing the Named Executive Officer’s achievements and contributions. Base pay also provides executives with a secure level of monthly income that is not at risk, and our Compensation and Management Development Committee believes that this gives our Named Executive Officers the ability to focus on the longer term and avoid the urgency that could otherwise encourage a Named Executive Officer to take unnecessary risks. In determining base salaries, our Compensation and Management Development Committee considers the Named Executive Officer’s qualifications and experience, scope of responsibilities and future potential, the executive’s ability to influence the Company’s achievements of targeted results and strategic initiatives, the goals and objectives established for the Named Executive Officer, the Named Executive Officer’s past performance, the general pay practices at other companies in our industry, internal pay equity and the tax deductibility of base salary.

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Equity Based Compensation

We believe that equity compensation is the most effective means of creating a long-term link between the compensation provided to officers and other key management personnel with gains realized by our stockholders.

Our equity compensation plan has been established to provide certain of our employees, including our Named Executive Officers (other than our Chief Executive Officer), with incentives to help align those employees’ interests with the interests of our stockholders. Our equity compensation plan has provided the principal method for our Named Executive Officers to acquire equity or equity linked interests in our Company.

Beginning in 2012, the Compensation and Management Development Committee elected to use restricted stock awards as the primary equity compensation vehicle for our Named Executive Officers. In connection with this decision, the Compensation and Management Development Committee reviewed the type of equity awards other companies were granting to executive officers and also took into account the various costs associated with differing equity awards and determined that granting restricted stock would serve as a better inducement to retaining our Named Executive Officers. The restricted stock grants generally vest in three equal annual increments, with the first installment vesting on the grant date. However, as discussed below, commencing in 2016 the Compensation and Management Development Committee determined to use a mix of restricted stock and stock options for equity compensation grants to the Named Executive Officers.

The Compensation and Management Development Committee uses equity awards, including restricted stock and stock options, as a long-term incentive vehicle because:

•	restricted stock and stock options align the interests of executives with those of our stockholders, support a pay-for-performance culture, foster employee stock ownership and focus the management team on increasing value for our stockholders; and

•	the vesting period encourages executive retention and the creation of stockholder value.

For fiscal year 2016, in determining the maximum number of shares of restricted stock and stock options to be granted to senior executive officers, the Compensation and Management Development Committee considered the individual’s position, scope of responsibility, ability to affect profits and stockholder value and the individual’s historic and recent performance, the value of the equity awards in relation to other elements of total compensation, internal pay equity and market competitiveness. The Chief Executive Officer considered similar factors as the Compensation and Management Development Committee when determining the number of shares of restricted stock and stock options to be granted to the senior executive officers, within the limitations set by the Compensation and Management Development Committee. The Company has adopted a general policy of issuing equity awards to senior executive officers on the first business day of January and such equity awards are intended to incentivize those individuals to strive for the Company’s continued success.

Discretionary Cash Bonuses

In recent years, in lieu of increasing base salary compensation, we have elected to supplement base salary and equity based compensation with discretionary cash bonus awards generally paid in the beginning of the fiscal year. These discretionary cash bonuses are utilized to assist in retaining our Named Executive Officers and to provide a greater incentive for each to continue to contribute to the long-term success of the Company.

Additional Benefits

Our executive officers, including our Named Executive Officers, participate in other employee benefit plans generally available to all employees on the same terms as similarly situated employees.

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Perquisites to our Named Executive Officers are not a material element of our compensation program. We pay the premiums for our Named Executive Officers’ coverage under our health insurance plans and all of our Named Executive Officers are provided a monthly car allowance.

Change in Control and Severance Arrangements

The employment arrangements of our Named Executive Officers provide them with benefits if their employment is terminated under certain circumstances, including termination following a change in control of the Company. The details and amount of these benefits are set forth below under “Compensation of Executive Officers – Potential Payments Upon Termination or Change in Control – Severance Arrangements”; “Compensation of Executive Officers – Potential Payments Upon Termination or Change in Control – Change-in-Control Arrangements” and “Compensation of Executive Officers – Pension Benefits, Nonqualified Defined Contribution and Other Deferred Compensation Plans.” The employment agreements, including the change in control provisions and the right to receive severance, were initially used to attract qualified executive officers and have continued to be used as a way to retain such qualified executive officers. None of our Named Executive Officers are eligible for gross-up payments to cover excise taxes in connection with a change in control termination event.

Nonqualified Deferred Compensation Arrangements

On May 5, 2016, the Board of Directors approved the RadNet, Inc. Nonqualified Deferred Compensation Plan (the “Plan”). The Plan provides the terms and conditions that the Company would generally follow upon permitting an eligible service provider to defer certain portions of his/her compensation. The Compensation and Management Development Committee generally administers the Plan.

The Named Executive Officers, the members of the Board of Directors, and other executives or highly compensated employees of the Company or designated affiliated entities (collectively, “Participants”) who are selected by the Compensation and Management Development Committee in its discretion are eligible to participate in the Plan. Plan Participants have the opportunity to voluntarily elect to defer the timing of payment of base salary, incentive compensation and/or stock units. The Company determines which forms of compensation are eligible for deferral and can prescribe limits on the amount of deferrals. The Company may also, in its discretion, credit a Participant’s account with a Company contribution amount.

Amounts that are deferred, in the case of cash-based deferrals, may also accrue notional investment returns based on the performance of one or more measurement funds selected by the Company and in which the Participant may elect to have portions of his/her cash account hypothetically invested. Deferrals of Company stock units will be settled on a one-for-one basis with Company common shares (or their cash equivalent). The Plan is not funded, Plan payments are made out of the Company’s general assets and Participants are unsecured general creditors of the Company with respect to deferred amounts. However, the Company may, in its discretion, establish a “rabbi trust” to provide the Company with a source of funds for meeting its financial obligations under the Plan.

Participants generally must have submitted their elections to defer compensation before the calendar year in which compensation is earned (except that Participants can make a deferral election within 30 days of their initial eligibility to participate in the Plan). Settlement of deferred amounts will be effected in accordance with the Plan and the applicable deferral election and generally will be paid in either a lump sum or a series of annual installments after the applicable distribution date. Deferred compensation amounts can be paid out on an accelerated basis under certain circumstances including a change in control of the Company. The aggregate amount that could potentially be paid out under the Plan is presently indeterminable and will depend on the amounts and types of deferrals along with the performance of the hypothetical investments and Company stock value.

The Plan is intended to be a “top-hat” plan and is governed by the laws of the state of Delaware except to the extent preempted by ERISA. It is intended that the Plan and any payments thereunder comply with Internal Revenue Code Section (“Code”) 409A, which governs the federal income taxation of nonqualified deferred compensation. The Plan will remain in effect until terminated by the Company but deferred amounts may still, in certain circumstances, remain outstanding in accordance with the applicable deferral elections after Plan termination. In 2016, none of the Named Executive Officers deferred any compensation and the Company made no contributions in connection with such Plan.

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Deductibility of Executive Compensation

Our Compensation and Management Development Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that we may not deduct compensation of more than $1,000,000 that is paid in a fiscal year to certain Named Executive Officers. This limitation does not apply to compensation that meets the requirements under Section 162(m) of the Internal Revenue Code for “qualifying performance based” compensation. In this regard, we do intend that stock options granted under our Restated 2006 Plan qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code and therefore are exempt from the $1,000,000 limit. However, our Compensation and Management Development Committee may approve compensation (such as discretionary cash bonuses or time-vesting restricted stock awards) that will not meet these requirements in order to, among other things, ensure competitive levels of total compensation of our Named Executive Officers.

2016 Stockholder Advisory Vote on Executive Compensation

In June 2016, over 97% of the stockholder votes which were cast (including those that abstained and excluding broker non-votes) on the stockholder advisory vote regarding our Named Executive Officers’ compensation were in favor of approving such compensation, reflecting very strong stockholder support for our executive compensation programs. The Compensation and Management Development Committee carefully considered these results and a variety of other information, including the advice of Pearl Meyer, in determining compensation structure and amounts for 2017. Moreover, the Compensation and Management Development Committee, along with the Chief Executive Officer, on the recommendation of Pearl Meyer, determined to continue to use restricted stock and stock options, with respect to equity compensation awards that it issued in 2017 as noted below under the heading “2017 Compensation Determinations.”

2016 Compensation Determinations

In 2015, in lieu of increasing base salaries for Named Executive Officers, the Compensation and Management Development Committee elected to set the maximum amount for any discretionary cash bonus and equity compensation to be awarded to each of the Named Executive Officers (other than the Chief Executive Officer) to equal, in the aggregate, approximately 100% of such Named Executive Officer’s annual base salary. The maximum amount for discretionary cash bonuses and equity compensation was increased in 2015 from the 2014 maximum amounts to support retention and to continue to align the interests of our Named Executive Officers with the creation of stockholder value.

In October 2015, the Compensation and Management Development Committee retained Pearl Meyer as the Company’s compensation consultant to provide services related to executive compensation for fiscal year 2016. During that time, Pearl Meyer reviewed and redesigned the policies surrounding the Company’s compensation program (for further discussion of such policies, please see “2017 Compensation Determinations”). We believe that the policies and philosophies recommended by Pearl Meyer in 2016 remain appropriate for the compensation determinations of fiscal year 2017. The Company retained Pearl Meyer again for fiscal year 2017 as the Compensation and Management Development Committee’s compensation consultant.

In December 2016, subject to the guidelines set by the Compensation and Management Development Committee, Dr. Berger, as the Chief Executive Officer, elected to award each of the above maximum cash bonus and restricted stock grant amounts to Messrs. Stolper, Hames, Forthuber and Linden. As a result, each of Messrs. Hames, Stolper and Forthuber received a restricted stock grant of 37,698 shares of our common stock ($237,500 approximate value based on the $6.30 per share closing price of the Company’s common stock on January 6, 2017), except that with respect to Mr. Stolper, the grant was of restricted stock units because Mr. Stolper timely elected to defer such compensation under the nonqualified Deferred Compensation Plan. Mr. Linden received a restricted stock unit grant of 41,667 shares of our common stock ($262,500 approximate value based on the $6.30 per share closing price of the Company’s common stock on January 6, 2017) because Mr. Linden timely elected to defer such compensation under the Nonqualified Deferred Compensation Plan. Each of Messrs. Hames, Stolper and Forthuber also received stock options (with a ten year maximum term) to purchase up to 37,698 shares of our common stock at a price of $6.30 per share and Mr. Linden received a stock option (with a ten year maximum term) to purchase up to 41,667 shares of our common stock at a price of $6.30 per share. The stock options vest in equal one-third increments on each anniversary of the grant date, beginning with the second anniversary.

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The Compensation and Management Development Committee elected not to grant any equity awards to Dr. Berger in December 2016. The Compensation and Management Development Committee determined that the equity interest in the Company owned by HFB Heirs’ Trust, an irrevocable trust for the benefit of Dr. Berger’s children, was sufficient to align Dr. Berger’s interests with other stockholders. On June 29, 2015, HFB Enterprises, LLC, of which Dr. Berger was a co-manager, distributed 5,133,114 shares of the Company’s common stock to the HFB Heirs’ Trust, the sole member of HFB Enterprises, LLC. Dr. Berger does not have any control over the HFB Heirs’ Trust. As a result of the transaction, Dr. Berger does not beneficially own any shares of the Company. As an alternative to an equity award, and consistent with its actions in 2016, the Compensation and Management Development Committee awarded Dr. Berger a discretionary cash bonus in 2017 equal to 120% of his base salary, or $1,200,000. The cash bonus amount was intended to reward him for fiscal year 2016 performance.

2017 Compensation Determinations

As mentioned above, with respect to fiscal year 2017 compensation determinations, Pearl Meyer was retained by the Compensation and Management Development Committee to provide the following services:

•	Executive compensation benchmarking and framework;

•	Assess market trends of non-employee director compensation;

•	Review of market compensation practices and trends;

•	Annual incentive plan and equity award design, including with respect to Proposal 5;

•	Advice on merit increases, target bonuses and equity award levels;

•	Legislative and regulatory updates;

•	Attendance at certain Compensation and Management Development Committee meetings.

Pearl Meyer also attends certain Compensation and Management Development Committee meetings in person or by telephone, including executive sessions as requested, and consults with the Compensation and Management Development Committee Chair between meetings. Pearl Meyer also reviewed and commented on this executive compensation disclosure and the Named Executive Officer and director compensation tables contained in this Proxy Statement. In September 2016 Pearl Meyer reviewed RadNet’s prior peer group established in 2015 and recommended, and the Compensation and Management Development Committee subsequently approved, a peer group of companies (“Peer Group”) for purposes of reviewing the Company’s executive officer compensation level and structure. The Peer Group includes the following companies:

AAC Holdings, Inc.	Air Methods Corp.	Alliance HealthCare Services, Inc.
Amedisys Inc.	American Renal Associates Holdings, Inc.	Chemed Corp.
Civitas Solutions, Inc.	The Ensign Group, Inc.	Healthways Inc. (changed to Trivity Health, Inc.)
LHC Group, Inc.	National Healthcare Corp.	Premier, Inc.
Providence Service Corp.	Surgery Partners, Inc.	Surgical Care Affiliates, Inc. (acquired)
US Physical Therapy Inc.

The following selection criteria was established to identify companies for inclusion in the Peer Group:

•	U.S. publicly traded companies with revenues approximately one-third to two-and-one-half times RadNet’s revenues

•	Primary operations in the healthcare facility and services industry

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The Compensation and Management Development Committee again elected not to increase base salary for the Named Executive Officers in 2017, and elected to maintain the maximum amount for any discretionary cash bonus and restricted stock grant to be awarded to each of the Named Executive Officers (other than the Chief Executive Officer) to equal in the aggregate approximately 100% of such Named Executive Officer’s annual base salary. The maximum amount for discretionary cash bonuses and restricted stock grants in 2017 are intended to support retention and to continue to align the interests of our Named Executive Officers with the creation of stockholder value. The maximum amounts for any discretionary bonus and restricted stock grants were set as follows:

	Cash Bonus	Restricted Stock Grants
Mark Stolper	$237,500	$237,500
Stephen Forthuber	$237,500	$237,500
Norman Hames	$237,500	$237,500
Jeffrey Linden	$262,500	$262,500

Upon reviewing the Peer Group data, recommendations presented by Pearl Meyer and in an effort to attain a greater level of parity with the Peer Group, the Compensation and Management Development Committee also elected to grant to each Named Executive Officer a stock option covering the same number of shares of restricted stock contemporaneously granted to such Named Executive Officer. The stock options have an exercise price equal to the closing price ($6.30) of the Company’s common stock on the date of grant (January 6, 2017) and vest in equal one-third increments on each anniversary of the grant date, beginning with the second anniversary. The extended vesting period (as compared to the two year vesting schedule for the restricted stock grants) further encourages retention of our executives and the creation of stockholder value, since the value of the stock options to the executives is directly conditioned upon future increases in the share price of the Company’s stock.

Risk Consideration in Our Compensation Programs

Our Compensation and Management Development Committee reviewed the concept of risk as it relates to our compensation program and does not believe our compensation program encourages excessive or inappropriate risk taking. We structure our pay to consist of primarily fixed compensation with base salary in cash and non-cash long-term incentive programs. Although we do not have requirements or guidelines specifying amounts of ownership of RadNet common stock for our Named Executive Officers, we do promote and encourage the aligning of their interests with those of our stockholders by providing them with significant equity awards. As a result, the ownership levels of our Named Executive Officers meet or exceed the typical ownership guidelines established by the marketplace to discourage excessive risk taking. Our Compensation and Management Development Committee believes our compensation programs strike a balance between providing secure compensation (base salaries) as well as appropriate short- and long-term incentives, such that our executive officers are not encouraged to take unnecessary or excessive risks.

COMPENSATION COMMITTEE REPORT*

The Compensation and Management Development Committee of the Board of Directors is comprised of independent non-employee directors and operates pursuant to a written charter. A copy of the charter can be viewed by visiting our website at www.radnet.com and clicking on “Investor Relations” and then on “Corporate Governance.” The Compensation and Management Development Committee is responsible for setting and overseeing the administration of the policies governing annual compensation of the Company’s executive officers. The Compensation and Management Development Committee reviews the performance and compensation levels for executive officers, including the Chief Executive Officer, and sets salary levels.

The Compensation and Management Development Committee has reviewed and discussed with RadNet’s management the “Compensation Discussion and Analysis” included in this Proxy Statement. Based upon that review and analysis, the Compensation and Management Development Committee unanimously recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement.

Submitted by the Compensation and Management Development Committee:

Lawrence L. Levitt, Chair Marvin S. Cadwell Michael L. Sherman, M.D. David L. Swartz

_______________

* The material in this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference into any of our filings under the Securities Act or the Exchange Act whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language therein.

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COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The table below summarizes the total compensation paid to or earned by our Named Executive Officers:

Annual Compensation

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)(2)	Option Awards ($)	All Other Compensation ($)(4)	Total ($)
Howard G. Berger, M.D. President and Chief Executive Officer (principal executive officer)	2016	1,000,000	(3)	1,000,000	(5)	–	–	26,537	2,026,537
	2015	707,692	(3) (6)	1,000,000	(5)	–	–	11,520	1,719,212
	2014	700,000	(3)	375,000	(5)	–	–	16,606	1,091,606

Mark D. Stolper Executive Vice President and Chief Financial Officer (principal financial officer)	2016	475,000		237,500		237,500	237,500	23,993	1,211,493
	2015	493,269	(6)	237,501		237,500	–	24,365	992,635
	2014	475,000		–		125,000	–	25,337	625,337

Jeffrey L. Linden, Executive Vice President and General Counsel	2016	525,000		262,500		262,500	262,500	20,801	1,333,301
	2015	545,192	(6)	262,502		262,500	–	21,120	1,091,314
	2014	525,000		131,250		137,500	–	26,206	819,956

Stephen M. Forthuber Executive Vice President and Chief Operating Officer – Eastern Operations	2016	475,000		237,500		237,500	237,500	27,365	1,214,865
	2015	493,269	(6)	237,501		237,500	–	24,857	993,127
	2014	475,000		118,750		125,000	–	25,568	744,318

Norman R. Hames Executive Vice President and Chief Operating Officer – Western Operations	2016	475,000		237,500		237,500	237,500	14,240	1,201,740
	2015	479,324	(6)	237,501		237,500	–	13,562	967,887
	2014	475,000		118,750		125,000	–	15,443	734,193

_______________

(1)	Amounts reflect the aggregate grant date fair value of stock awards granted in the year computed in accordance with FASB ASC Topic 718. These are not the amounts that ultimately may be realized by the Named Executive Officer with respect to these equity awards. Assumptions used in the calculation of these values are included in Note 12 to our audited financial statements included in our 2016 Annual Report on Form 10-K for the year ended December 31, 2016 which was filed with the SEC on March 17, 2017, as amended.

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(2)

The Stock Awards reflected for 2016 are the awards that were issued on January 4, 2016. The Stock Awards reflected for 2015 are the awards that were issued on January 2, 2015. The Stock Awards reflected for 2014, are awards that were issued on January 2, 2014.

(3)	For 2014, 2015 and 2016, Dr. Berger received $500,000 in salary from an affiliate of BRMG and received the remaining portion of his base salary from RadNet Management, Inc.
(4)

For 2016, Mr. Stolper and Mr. Linden each received an annual car allowance of $9,600, Mr. Hames received an annual car allowance of $4,875, Mr. Forthuber received an annual car allowance of $18,000, and Dr. Berger received an annual car allowance of $15,336. The remaining compensation reflected in this column for 2016 related to payments by the Company of the premiums for coverage under the Company’s group health insurance plans. For 2016, the Company paid premiums for coverage under the Company’s group health insurance plans in the following amounts: $11,201 for Dr. Berger, $9,365 for Mr. Hames, $11,201 for Mr. Linden, $14,393 for Mr. Stolper and $9,365 for Mr. Forthuber.

(5)	Paid by an affiliate of BRMG.
(6)	The increase in salary compared to the previous year is a result of an extra pay period in 2015. There was no change in base salary from the previous year.

Grants of Plan-Based Awards

The following table sets forth certain information with respect to grants of awards to our Named Executive Officers under our Restated 2006 Plan during 2016.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock (#)	All Other Option Awards: Number of Securities Underlying Options	Grant Date Fair Value of Stock and Option Awards ($)(1)
Mark D. Stolper	01/04/16	39,127(2)	39,127(3)	475,002
Jeffrey L. Linden	01/04/16	43,245(2)	43,245(3)	524,994
Stephen M. Forthuber	01/04/16	39,127(2)	39,127(3)	475,002
Norman R. Hames	01/04/16	39,127(2)	39,127(3)	475,002

_______________

(1)	For discussion regarding the valuation model and assumptions used to calculate the fair value of these stock awards, see footnote (1) to the Summary Compensation Table.

(2)	Each restricted stock award was granted under the Restated 2006 Plan and vests in equal annual increments on January 4 of 2016, 2017 and 2018, subject to the officer’s continued service.
(3)	Each stock option award was granted under the Restated 2006 Plan and vests in equal annual increments on January 4 of 2018, 2019 and 2020, subject to the officer’s continued service.

We have one long-term equity incentive plan, the Restated 2006 Plan. The Restated 2006 Plan was most recently approved by our stockholders at our annual stockholders meeting on June 11, 2015. Below is a brief summary of the Restated 2006 Plan; however, a more fulsome description is included in Proposal 5 below.

The Restated 2006 Plan permits the discretionary award of incentive stock options (ISOs), nonqualified stock options (NSOs), stock appreciation rights (SARs), restricted stock, restricted stock units, and cash awards. Employees, consultants and Board members of the Company and certain of our affiliated companies are eligible to receive awards under the Restated 2006 Plan. As of April 12, 2017, approximately 7,000 employees (including 7 executive officers) and 4 non-employee directors were eligible to participate in the Restated 2006 Plan.

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The Compensation and Management Development Committee administers the Restated 2006 Plan and, among other things, selects individuals to whom awards may be granted, determines the type of award as well as the number of shares of common stock to be covered by each award, determines the terms and conditions of any awards, including performance goals (if any) and their degree of satisfaction and interprets the terms and provisions of the Restated 2006 Plan and any stock award issued under the Restated 2006 Plan. However, the exercise prices of outstanding stock options and SARs may not be lowered or reduced without the approval of our stockholders.

As of April 12, 2017, there remained 2,039,127 shares available under the Restated 2006 Plan for future issuance (excluding the two million share increase in the Restated 2006 Plan share reserve that is requested in Proposal 5). Shares underlying forfeited or terminated awards, or awards which are entirely settled with cash or which are repurchased by the Company for a repurchase price that does not exceed what the grantee paid for such shares, will become fully available again for issuance under the Restated 2006 Plan. No fractional shares may be issued under the Restated 2006 Plan. No shares will be issued with respect to a participant’s award unless applicable tax withholding obligations have been satisfied by the participant.

With respect to awards which are intended to qualify as performance-based compensation under Code Section 162(m), the Restated 2006 Plan imposes the following fiscal year individual grant limits on awards:

Grant Limit Per Person Per Fiscal Year
Equity Compensation Awards	250,000 shares
Cash Awards	$2,000,000

The above numerical share limit is increased from 250,000 to 500,000 shares with respect to equity awards granted to a grantee during the fiscal year of the grantee’s commencement of employment with the Company or during the first fiscal year that the grantee becomes a Covered Employee subject to Code Section 162(m).

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Outstanding Equity Awards at Fiscal Year End

The table below summarizes outstanding equity awards held by our Named Executive Officers at December 31, 2016.

OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#)(1) Exercisable	Number of Securities Underlying Unexercised Options (#)(1) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Mark D. Stolper	–	39,127	6.07	1/4/2026	35,227	227,216

Jeffrey L. Linden	–	43,245	6.07	1/4/2026	36,934	251,124

Stephen M. Forthuber	–	39,127	6.07	1/4/2026	35,227	227,216

Norman R. Hames	–	39,127	6.07	1/4/2026	35,227	227,216

_______________

(1)	Relates to stock options issued to the Named Executive Officers under the Restated 2006 Plan. Unless otherwise indicated, one-third of the stock options vest on the second anniversary of the date of grant and the remaining portion of the options vest in equal increments on the third and fourth anniversaries of the date of grant. All stock options have a ten-year term from the date of grant.

(2)

Unless otherwise indicated, one-third of the stock awards are fully-vested as of the date of grant and the remaining portion of the restricted stock award vests in equal increments on the first and second anniversaries of the date of grant.

The number of shares of restricted stock held by each of the Named Executive Officers, which were issued on January 2, 2015 and on January 4, 2016, will vest, subject to their continued service, according to the below schedule:

Name	Number of Shares Vesting
	January 2, 2017	January 4, 2017	January 4, 2018
Mark D. Stolper	9,142	13,042	13,043
Jeffrey L. Linden	10,104	14,415	14,415
Stephen M. Forthuber	9,142	13,042	13,043
Norman R. Hames	9,142	13,042	13,043

(3)	The aggregate market value is based on the closing price of $6.45 per share of our common stock as of December 30, 2016.

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Option Exercises and Stock Vested During 2016

The following table sets forth information for the Named Executive Officers regarding the value realized during 2016 pursuant to option exercises and the vesting of restricted stock.

	OPTION AWARDS		STOCK AWARDS
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Mark D. Stolper	–	–	25,720	156,120	(2)
	–	–	9,142	55,492	(2)
			13,042	79,165	(2)

Jeffrey L. Linden	38,599	121,973	28,292	171,732	(2)
			10,104	61,331	(2)
			14,415	87,499	(2)

Stephen M. Forthuber	51,466	162,633	25,720	156,120	(2)
			9,142	55,492	(2)
			13,042	79,165	(2)

Norman R. Hames	38,599	121,973	25,720	156,120	(2)
			9,142	55,492	(2)
			13,042	79,165	(2)

_______________

(1)	The value realized equals the aggregate fair market value of the common stock acquired on the date of exercise of the options minus the aggregate exercise price.

(2)	The value realized equals the aggregate fair market value of our common stock based on the closing price of $6.07 per share on January 4, 2016, the date of vesting.

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Pension Benefits, Nonqualified Defined Contribution and Other Deferred Compensation Plans

We do not have any tax-qualified defined benefit plans or supplemental executive retirement plans that provide for payments or other benefits to our Named Executive Officers in connection with their retirement. However, as discussed in the section above labeled “Nonqualified Deferred Compensation Arrangements,” we do have a deferred compensation plan that was adopted by the Board of Directors in 2016.

The employment arrangements of some of our Named Executive Officers include a required payment of deferred compensation upon termination of employment. The following table shows the contributions, earnings and current required payments of deferred compensation.

Nonqualified Deferred Compensation

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(4)
Howard G. Berger, M.D.(1)	–	–	–	–	$2,500,000
Jeffrey L. Linden (2)	–	–	–	–	$2,000,000
Norman R. Hames (3)	–	–	–	–	$1,050,000

_______________

(1)	Dr. Berger is entitled to receive, upon his election to terminate employment, an amount equal to five times his 2010 base salary paid by BRMG. Dr. Berger’s 2010 base salary as paid by BRMG was $500,000. Such payment is subject to post-termination covenants intended to protect the Company’s business.

(2)	Mr. Linden is entitled to receive, upon his election to terminate employment, an amount equal to five times his 2010 base salary. Mr. Linden’s 2010 base salary was $400,000. Such payment is subject to post-termination covenants intended to protect the Company’s business.

(3)	Mr. Hames is entitled to receive, upon his election to terminate employment, an amount equal to three times his 2010 base salary. Mr. Hames’ 2010 base salary was $350,000. Such payment is subject to post-termination covenants intended to protect the Company’s business.

(4)	The above amounts have not been reported as compensation to the listed executive officers in the Summary Compensation Table for any fiscal year.

Employment Agreements

We entered into an employment agreement with Mr. Linden on April 16, 2001, as amended on January 30, 2004, and as further amended on November 16, 2015, for an initial five-year term that renews automatically for successive one year terms unless otherwise terminated by either party. The employment agreement provides that Mr. Linden’s base salary is $350,000, which was subsequently amended to $475,000 for the fiscal year 2010 and has since been amended to $525,000, effective as of January 1, 2012. The employment agreement also provides that Mr. Linden is eligible for severance benefits as described below under the heading “Potential Payments Upon Termination or Change in Control – Severance Arrangements” and as described above under the heading “Pension Benefits, Nonqualified Defined Contribution and Other Deferred Compensation Plans.” Mr. Linden currently serves as Executive Vice President and General Counsel.

We entered into an employment agreement with Mr. Hames on May 1, 2001, as amended on January 30, 2004, and as further amended on November 16, 2015, for an initial three-year term that renews automatically for successive one year terms unless otherwise terminated by either party. The employment agreement provides that Mr. Hames’ base salary is $225,000, which was subsequently amended to $425,000 for the fiscal year 2011 and has since been amended to $475,000, effective as of January 1, 2012. The employment agreement also provides that Mr. Hames is eligible for severance benefits as described below under the heading “Potential Payments Upon Termination or Change in Control – Severance Arrangements” and as described above under the heading “Pension Benefits, Nonqualified Defined Contribution and Other Deferred Compensation Plans.” Mr. Hames currently serves as Executive Vice President and Chief Operating Officer – Western Operations.

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We entered into an employment agreement with Mr. Stolper effective as of January 1, 2009, as amended on November 16, 2015, under which he serves as our Executive Vice President and Chief Financial Officer until the agreement is terminated by either party. The employment agreement provides that Mr. Stolper’s initial base salary was $350,000, which was subsequently amended to $425,000 for the fiscal year 2011 and has since been amended to $475,000, effective as of January 1, 2012. The employment agreement also provides that he is eligible to participate in all of our bonus or incentive compensation plans generally available to our corporate officers. The employment agreement also provides that Mr. Stolper is eligible for severance benefits as described below under the heading “Potential Payments Upon Termination or Change in Control – Severance Arrangements” and as described above under the heading “Pension Benefits, Nonqualified Defined Contribution and Other Deferred Compensation Plans.”

Potential Payments Upon Termination or Change in Control

Payments Made Upon Termination and Retirement

Regardless of the manner in which the employment of a Named Executive Officer is terminated, he is entitled to receive amounts earned during his term of employment. Such amounts include:

•	non-equity incentive compensation earned, to the extent vested;

•	equity awarded pursuant to our Restated 2006 Plan, to the extent vested; and

•	unused vacation pay.

Payments Made Upon Death or Disability

In the event of the death or disability of a Named Executive Officer, no additional benefits other than those listed under the heading “Payments Made Upon Termination and Retirement” above, will be paid to our Named Executive Officers.

Severance Arrangements

Under each employment agreement discussed above under the heading “Employment Agreements,” we may terminate such Named Executive Officer’s employment at any time and for any reason upon notice, as specified in each Named Executive Officer’s employment agreement and each Named Executive Officer may resign at any time and for any reason.

The severance payments described below shall each be paid within fifteen business days of the effective date of such termination; provided, that, if the payments are subject to Section 409A of the Code and such Named Executive Officer is deemed a “specified employee” (as defined in Section 409A of the Code), then, such payment shall not be required to be paid until the first day of the seventh month following the effective date of such termination.

Dr. Berger

Dr. Berger has a severance arrangement with BRMG pursuant to a consulting agreement. Under this arrangement, in the event of termination “without cause,” Dr. Berger is entitled to receive a severance payment in an amount equal to five times his 2010 BRMG annual compensation, or $2,500,000. Additionally, in the event of termination “for cause” by BRMG, Dr. Berger is entitled to receive a payment in an amount equal to his 2010 annual base compensation from an affiliate of BRMG, or $500,000.

BRMG may terminate Dr. Berger’s consulting services “for cause” if (i) there is a material breach by Dr. Berger of the agreement which persists for more than thirty (30) days after notice of such breach has been provided, (ii) Dr. Berger willfully breaches or habitually neglects his duties, (iii) Dr. Berger commits any acts of a criminal nature, fraud, dishonest misrepresentations or any acts of moral turpitude, (iv) Dr. Berger’s professional license is suspended, revoked or terminated or (v) Dr. Berger is convicted of a felony or of fraud involving payments or charges for professional medical services.

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Mr. Stolper

If we terminate Mr. Stolper’s employment “without cause” or he voluntarily terminates his employment for good reason, Mr. Stolper is entitled to receive a lump sum severance payment in an amount equal to two times his then annual base salary, or a total of $950,000 if hypothetically terminated on December 31, 2016 based upon his 2016 base salary. Such payments are subject to post-termination covenants intended to protect the Company’s business. In addition, all options, warrants or other deferred equity compensation then granted to Mr. Stolper which is unvested at the time of such termination shall immediately vest and if hypothetically terminated on December 31, 2016, the unamortized intrinsic value of such newly vested options, warrants, restricted stock and other deferred equity compensation would be approximately $220,894 based on our December 30, 2016 closing per share price of $6.45.

We may terminate Mr. Stolper’s employment “for cause” (i) if Mr. Stolper is convicted (or pleads guilty or nolo contendere) of a felony or a misdemeanor involving fraud or dishonesty in connection with the performance of his duties under the employment agreement or moral turpitude, (ii) based on the willful and continued failure of Mr. Stolper to perform his duties for a period of 10 days within one fiscal year or (iii) based on Mr. Stolper’s willingness to engage in misconduct which has, or can reasonably be expected to have, a direct and material adverse monetary effect on the Company.

Mr. Stolper may terminate his employment for “good reason” (i) if the Company is in material default of its obligations under the employment agreement or (ii) if without his consent, his title, duties or job functions are materially diminished, he is assigned duties or responsibilities materially inconsistent with his current position, or he is relocated, and such changes remain unremedied for a period of ten days following notice from Mr. Stolper.

Mr. Linden

If we terminate Mr. Linden’s employment “without cause” or Mr. Linden elects to terminate his employment for any reason, Mr. Linden will be entitled to receive a severance payment in an amount equal to five times his 2010 base salary, or $2,000,000. Such payments are subject to post-termination covenants intended to protect the Company’s business.

We may terminate Mr. Linden’s employment “for cause” if (i) there is a material breach of the agreement which persists for more than thirty (30) days after notice of such breach has been provided, (ii) Mr. Linden willfully breaches or habitually neglects his duties or (iii) Mr. Linden commits any acts of a criminal nature, fraud, dishonest misrepresentations or any acts of moral turpitude.

Mr. Hames

If we terminate Mr. Hames’ employment “without cause” or Mr. Hames elects to terminate his employment for any reason, Mr. Hames will be entitled to receive a severance payment in an amount equal to three times his 2010 base salary, or $1,050,000. Such payments are subject to post-termination covenants intended to protect the Company’s business.

We may terminate Mr. Hames’ employment “for cause” if (i) there is a material breach of the agreement which persists for more than thirty (30) days after notice of such breach has been provided, (ii) Mr. Hames willfully breaches or habitually neglects his duties or (iii) Mr. Hames commits any acts of a criminal nature, fraud, dishonest misrepresentations or any acts of moral turpitude.

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Mr. Forthuber

We entered into a retention agreement with Mr. Forthuber on November 15, 2006, as amended on November 16, 2015 as well as an employment agreement on January 1, 2009. Pursuant to the employment agreement, if we terminate Mr. Forthuber’s employment for any reason other than for “disability” or “cause,” Mr. Forthuber will be entitled to receive a lump sum severance payment in an amount equal to twice his then annual salary, or a total of $950,000 if hypothetically terminated on December 31, 2016, based upon his 2016 base salary. Under the retention agreement, Mr. Forthuber is also subject to post-termination covenants for twelve months from the effective date of termination intended to protect the Company’s business.

Under the retention agreement, “disability” means that for a period of at least 120 days during any twelve consecutive month period on account of a mental or physical condition, Mr. Forthuber is unable to perform the essential functions of his job, even with reasonable accommodation. The determination of Mr. Forthuber’s disability is required to be made by a medical physician selected or agreed to by the Company or upon mutual agreement between the Company and Mr. Forthuber or his personal representative.

We may terminate Mr. Forthuber’s employment for “cause” (i) if Mr. Forthuber was convicted (or pleads guilty or nolo contendere) of a felony or a misdemeanor involving fraud or dishonesty in connection with the performance of his duties under the retention agreement or moral turpitude, (ii) based on the willful and continued failure of Mr. Forthuber for a total of 10 days (which need not be consecutive days) within any fiscal year to substantially perform his duties (other than any such failure resulting from illness or “disability”) after a written demand for substantial performance from us has been delivered to Mr. Forthuber, which demand specifically identifies the manner in which it claims Mr. Forthuber has not substantially performed his duties or (iii) Mr. Forthuber has willfully engaged in misconduct which has, or can reasonably be expected to have, a direct and material adverse monetary effect on the Company.

Change-in-Control Arrangements

None of our Named Executive Officers is generally entitled to payment of any special benefits upon a change-in-control of the Company; however all options, warrants and any other deferred equity compensation then granted to Mr. Stolper which is unvested at the time of such change-in-control shall immediately vest. Hypothetically assuming a change-in-control occurred on December 31, 2016, the unamortized intrinsic value of such newly vested options, warrants, restricted stock and other deferred equity compensation would be approximately $220,894 based on our December 30, 2016 closing per share price of $6.45.

Under the Restated 2006 Plan, the Board of Directors of the Company, a committee thereof, or the board of directors of any surviving entity or acquiring entity, may in its discretion, in connection with a “change-in-control,” accelerate the vesting of all or any part of the options that are then outstanding and terminate any restrictions on all or any part of the restricted stock awards. A “change-in-control” under the Restated 2006 Plan shall mean: (i) a merger or consolidation in which the Company is not the surviving entity (or survives only as a subsidiary of another entity whose stockholder did not own all or substantially all of our common stock immediately before such transaction); (ii) a sale of all or substantially all of our assets to another person or entity (other than a wholly-owned subsidiary of the Company); (iii) an acquisition of beneficial ownership of a controlling interest in the outstanding shares of our common stock by any person or entity (including a “group”) as defined under Section 13(d)(3) of the Exchange Act); (iv) the dissolution or liquidation of the Company; (v) a contested director election that results in the persons who were directors before such election or their nominees ceasing to constitute a majority of the board or (vi) any other event that may be specified in the specific awards granted by the Board of Directors or a committee thereof pursuant to the Restated 2006 Plan.

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COMPENSATION OF DIRECTORS

Overview of Director Compensation

We use cash and stock based incentive compensation to attract and retain qualified candidates to serve on our Board of Directors. In setting director compensation, we consider the significant amount of time that our directors expend in fulfilling their duties to our Company as well as the skill level required by the members of our Board of Directors. In addition, our certificate of incorporation and bylaws include indemnification provisions for our directors and executive officers and we maintain liability insurance for our directors and executive officers.

Compensation Paid to Non-Employee Board Members

Upon reviewing the peer group data presented by Pearl Meyer, and based on the recommendation of Pearl Meyer, the Compensation and Management Development Committee elected in 2016 to revise the then-existing cash compensation structure for non-employee directors. Beginning in 2016 in order to better align our director compensation structure with general market practices, the Compensation and Management Development Committee elected to eliminate the payment of meeting fees for attendance at Board meetings and increased annual compensation. The current cash compensation structure for non-employee directors is set forth below:

Annual cash compensation	$55,000
Audit Committee Chair annual cash compensation	$20,000
Compensation and Management Development Committee Chair annual cash compensation	$10,000
Nominating and Governance Committee Chair annual cash compensation	$10,000
Lead Director annual cash compensation	$10,000
Committee Meeting Attendance (per meeting)	$1,500
Board Meeting Attendance (per meeting)	$0

Employee directors do not receive any additional cash compensation for their service as a director.

Non-employee directors also received equity compensation awards with an aggregate grant date value at January 4, 2016 of approximately $62,500. Starting June 2016, non-employee directors receive an annual equity compensation award of approximately $125,000 which vests at the end of their one year term corresponding with the shareholder’s meeting.

The Board of Directors, on the recommendation of Pearl Meyer and the Compensation and Management Development Committee, elected to revise the timing of equity grants and the vesting period for such equity awards to non-employee directors, as discussed above. Prior to 2016, the grant and vesting period corresponded to the beginning of the fiscal year. It is expected that future equity grants to non-employee directors will occur at or around the date of the annual meeting of stockholders with the next such grant occurring at the 2017 annual meeting. As mentioned above, the vesting period for equity awards to non-employee directors will also now coincide with each director’s term (approximately one year).

Equity Compensation in 2016

In 2016, non-employee directors each received a restricted stock award under the Restated 2006 Plan in an amount equal to approximately $62,500 based on the $6.07 per-share closing price of the Company’s common stock on January 4, 2016 to cover the service period from January 2016 to June 2016. This award was for 10,297 shares on January 4, 2016 and such award vests on June 2, 2016. Because of the change in timing of equity grant practices, the magnitude and vesting duration for this award were smaller/shorter because it was only covering the time period from grant until the 2017 annual meeting of stockholders.

In connection with the change in equity grant practices for non-employee directors discussed above, on June 2, 2016 each non-employee director received an equity grant of 22,935 shares under the Restated 2006 Plan with a grant date value approximately equal to $125,000 based on the $5.45 per-share closing price of the Company’s common stock. Subject to continued service, vesting of the equity grant will occur at the end of each non-employee director’s current term which is expected to occur at our Annual Meeting of Stockholders on June 8, 2017. This equity grant was in the form of restricted stock except that such award was in the form of restricted stock units for those non-employee directors who timely made an election to defer such equity compensation under the Nonqualified Deferred Compensation Plan.

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Nonqualified Deferred Compensation Arrangements

As discussed above, in 2016, the Board of Directors approved the RadNet, Inc. Nonqualified Deferred Compensation Plan and non-employee directors are eligible to participate in such plan. As discussed above and in the footnotes below, certain non-employee directors did elect to defer portions of their equity compensation that was granted in 2016.

Non-Employee Director Compensation - 2016

The table below summarizes the compensation received for the fiscal year ended December 31, 2016 by each of our non-employee directors.

Name	Fees Earned or Paid in Cash ($)	Stock Award ($)(1) (2)(4)	Total ($)
Marvin S. Cadwell(3)	62,500	187,499	249,999
Lawrence L. Levitt(3)	71,875	187,499	259,374
Michael L. Sherman, M.D. (3)	67,000	187,499	254,499
David L. Swartz(3)	85,000	187,499	272,499

_______________

(1)	Amounts reflect the aggregate grant date fair value of stock awards granted in 2016 computed in accordance with FASB ASC Topic 718. These are not amounts paid to or realized by the non-employee director. Assumptions used in the calculation of these values are included in Note 12 to our audited financial statements included in our 2016 Annual Report on Form 10-K for the year ended December 31, 2016 which was filed with the SEC on March 17, 2017, as amended.

(2)	Reflects the two equity compensation awards described above in “Equity Compensation in 2016” section.

(3)

As of December 31, 2016, each of Messrs. Cadwell and Sherman held 22,935 shares of unvested restricted stock, each of Messrs. Levitt and Swartz held 22,935 unvested restricted stock units and none of the non-employee directors held any stock options.

(4)	Messrs. Levitt and Swartz each elected to defer settlement of their June 2, 2016 equity award in accordance with the Nonqualified Deferred Compensation Plan. Therefore, their annual equity compensation grant in June 2016 consisted of 22,935 unvested restricted stock units. Settlement of restricted stock units which have vested will be made in the form of Company common shares and/or cash with such settlement occurring at the time(s) specified under the terms of the Nonqualified Deferred Compensation Plan and the non-employee director’s distribution election.

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EQUITY COMPENSATION PLAN INFORMATION

We have reserved 12,000,000 shares of common stock for issuance under our Restated 2006 Plan. The Restated 2006 Plan provides for the grant of stock options (incentive and non-qualified), stock awards, stock appreciation rights and cash awards. If an award is cancelled, terminates, expires, or lapses for any reason without having been fully exercised or vested, or is settled for less than the full number of shares of common stock represented by such award actually being issued, the unvested, cancelled, or unissued shares of common stock generally will be returned to the available pool of shares reserved for issuance under the Restated 2006 Plan. Notwithstanding the foregoing, the aggregate number of shares of common stock that may be issued under the Restated 2006 Plan upon the exercise of incentive stock options shall not be increased for restricted shares that are forfeited or repurchased. Notwithstanding anything in the Restated 2006 Plan, or any award agreement to the contrary, shares attributable to awards transferred under any award transfer program shall not again be available for grant under the Restated 2006 Plan. In addition, if we experience a stock dividend, reorganization, or other change in our capital structure, the administrator may, in its discretion, adjust the number of shares available for issuance under the Restated 2006 Plan and any outstanding awards as appropriate to reflect the stock dividend or other change. The share number limitations included in the Restated 2006 Plan will also adjust appropriately upon such event. As of December 31, 2016, 205,000 shares of common stock were subject to exercisable outstanding stock options granted under the Restated 2006 Plan and the Company had issued a total of 4,264,011 shares of restricted stock of which 573,145 were unvested at December 31, 2016. As of December 31, 2016, 2,865,675 shares of common stock were available for future awards under the Restated 2006 Plan.

The following table sets forth the number of shares of common stock subject to outstanding options, warrants and rights, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants as of December 31, 2016.

Plan Category	(A) Number of Shares to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)	(B) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)	(C) Number of Shares Remaining Available For Future Issuance Under Equity Incentive Plans (Excluding Shares Reflected in Column (A))
Equity incentive plans approved by stockholders	205,000	7.51	2,865,675
Equity incentive plans not approved by stockholders	–	–	–
TOTAL	205,000

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PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking you to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017. Ernst & Young LLP has audited our financial statements annually since January 1, 2007. Representatives of Ernst & Young LLP are expected to be at the Annual Meeting to answer any questions and make a statement should they choose to do so.

Although our bylaws do not require that our stockholders approve the appointment of our independent registered public accounting firm, the Audit Committee is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders vote against the ratification of Ernst & Young LLP, the Audit Committee will consider this in its selection of auditors for the following year. Even if our stockholders ratify the appointment, the Audit Committee may choose to appoint a different independent registered public accounting firm at any time during the year if it is determined that such a change would be in the best interests of our Company and our stockholders.

Independent Registered Public Accounting Firm Fees

The following table presents fees for professional audit and other services rendered by Ernst & Young LLP for the audit of our annual financial statements as of and for the fiscal years ended December 31, 2015 and 2016 and fees billed for other services rendered by Ernst & Young LLP during that period.

	2015	2016
Audit Fees(1)	$1,515,000	$1,523,000
Audit-Related Fees(2)	42,500	85,000
Tax Fees(3)	42,200	25,000
All Other Fees(4)	4,495	4,495
Total	$1,604,195	$1,637,495

_______________

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of our annual consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under Audit Fees.

(3)	Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance, acquisitions and tax planning.

(4)	All Other Fees consist of fees for products and services other than the services reported above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

As a matter of policy, all audit and non-audit services provided by our independent registered public accounting firm are approved in advance by the Audit Committee, which considers whether the provision of non-audit services is compatible with maintaining such firm’s independence. All services provided by Ernst & Young LLP during the fiscal year ended December 31, 2016 and the fiscal year ended December 31, 2015 were pre-approved by the Audit Committee. The Audit Committee has considered the role of Ernst & Young LLP in providing services to us for the fiscal year ended December 31, 2017 and has concluded that such services are compatible with their independence as our auditors.

Vote Required

Ratification of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy on this proposal at the Annual Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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PROPOSAL NO. 3

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in July 2010) and the related rules of the SEC, we are providing our stockholders with the opportunity to cast a non-binding, advisory vote to approve the compensation of our Named Executive Officers as disclosed pursuant to the SEC’s executive compensation disclosure rules and set forth in this Proxy Statement (including the Compensation Discussion and Analysis, the summary compensation and other related tables and narratives accompanying those tables).

As described in detail under the “Compensation Discussion and Analysis” section above, our compensation policies are designed to be competitive with comparable employers and to align management’s incentives with both near term and long-term interests of our stockholders. We compensate our executive officers through a mix of base salary, bonus and equity compensation. We intend that our compensation decisions will attract and retain our Named Executive Officers and reward them for achieving the Company’s strategic initiatives and objective measures of success. Our Compensation and Management Development Committee and Board of Directors believe that our executive compensation program is effective in implementing our principles and is strongly aligned with the long-term interests of our stockholders and that our stockholders should approve our compensation program.

The vote on this resolution, commonly known as the “say-on-pay” proposal, is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our Named Executive Officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. The vote is advisory and its outcome will not be binding on our Board of Directors or the Company nor require our Board of Directors or Compensation and Management Development Committee to take any action. However, our Board of Directors and Compensation and Management Development Committee values the opinion expressed by our stockholders in their vote on this proposal and expect to take into account the outcome of this vote when evaluating future executive compensation arrangements for our Named Executive Officers.

Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

Vote Required

Approval of the compensation of our Named Executive Officers for the stockholder advisory vote requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy on this proposal at the Annual Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE RULES OF THE SEC

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PROPOSAL NO. 4

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act also provides that stockholders have the opportunity to vote, on a non-binding, advisory basis, for their preferences as to how frequently a company should seek future advisory votes on the compensation of its named executive officers, which we refer to as an advisory vote on executive compensation of our Named Executive Officers. The vote is intended to obtain the recommendation of stockholders as to whether an advisory vote on the compensation of our Named Executive Officers should occur every one, two, or three years. Stockholders also may, if they wish, abstain from casting a vote on this proposal.

Our Board of Directors believes an advisory vote on executive compensation annually is the best approach for the Company and our stockholders.

In formulating its recommendation, our Board of Directors considered that an annual advisory vote on executive compensation will allow our stockholders to provide us with timely, direct input on our compensation philosophy, policies and practices as disclosed in that year’s Proxy Statement. Setting a one-year period for holding the stockholder vote will enhance ongoing stockholder communication by providing a clear, simple means for us to obtain information on investor sentiment every year about our executive compensation matters. Therefore our Board of Directors unanimously recommends that you vote for a one-year interval for the advisory vote on executive compensation.

This vote is advisory and not binding on the Company or our Board of Directors in any way. Nevertheless, our Board of Directors will review and consider the outcome of this vote when making determinations as to the frequency of future advisory votes on executive compensation. Our Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation less frequently than the frequency receiving the most votes cast by our stockholders.

Stockholders may cast a vote on the preferred voting frequency by selecting one year, two years or three years (or abstaining) when voting in response to the resolution set forth below:

“RESOLVED, that the option of every year, two years or three years that receives the highest number of votes cast for this resolution will be the frequency with which the stockholders recommend by advisory vote that the Company hold an advisory vote on the compensation of our named executive officers, as disclosed pursuant to the rules of the Securities and Exchange Commission, (which disclosure shall include the Compensation Discussion and Analysis, Compensation of Directors and Executive Officers, and other related tables and disclosure).”

Vote Required

Approval of the frequency of the vote on the compensation of our Named Executive Officers requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy on this proposal at the Annual Meeting. If the resolution is not adopted by the required vote of the stockholders, our Board of Directors will nonetheless consider the votes cast for each time period presented in determining the frequency for future advisory votes on executive compensation.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” the option of “every year” as the preferred frequency for the advisory vote on the compensation of our named executive officers

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PROPOSAL NO. 5

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2006 EQUITY INCENTIVE PLAN AND THE MATERIAL TERMS OF THE PERFORMANCE GOALS UNDER THE 2006 EQUITY INCENTIVE PLAN

Summary

At the Annual Meeting, the Board of Directors is asking our stockholders to approve an amendment and restatement of the RadNet, Inc. 2006 Equity Incentive Plan, as amended (“Restated Plan”). For purposes of this Proposal No. 5, the existing version of the 2006 Equity Incentive Plan before its restatement is referred to as the “Current Plan”. The restatement of the Current Plan into the Restated Plan was approved by the Board on March 9, 2017 (the “Restatement Date”), conditioned on and subject to obtaining stockholder approval of the Restated Plan at the Annual Meeting. The Current Plan was last amended by the Board in April 2015 and Company stockholders last approved the amendment and an increase in shares reserved for grant under the Current Plan in June 2015. The Board is requesting stockholder approval of the Restated Plan in order to (i) increase the number of shares available to be issued as equity compensation awards by two million shares, (ii) extend the expiration date of our equity compensation plan, which expiration date would otherwise occur in April 2025, until March 9, 2027, (iii) approve the material terms of the performance goals under the 2006 Equity Incentive Plan, and (iv) impose an annual total compensation limit of $500,000 on non-employee directors. Having an incentive compensation plan with an adequate number of shares available for future equity grants is necessary to promote our long-term success and the enhancement of stockholder value.

Additionally, Internal Revenue Code Section 162(m) (“Section 162(m)”) generally does not allow a publicly-held corporation to claim a federal income tax deduction for compensation that exceeds $1 million paid in any tax year to a “Covered Employee” (defined under Section 162(m) as our principal executive officer and each of the other three most highly compensated officers, other than the principal financial officer). However, “performance-based compensation” is specifically exempt from the Section 162(m) $1 million annual tax deduction limit, provided that certain requirements are satisfied. One such requirement is that the corporation’s stockholders approve the “Material Terms” (defined below). Accordingly, under this Proposal 5, the Board is also asking our stockholders to approve the Material Terms of the Restated Plan at the Annual Meeting.

The Current Plan will remain in place for the issuance of equity compensation awards unless and until Company stockholders approve the Restated Plan. If stockholders approve the Restated Plan at the Annual Meeting, then the Restated Plan, and not the Current Plan, will be used to govern equity compensation awards that are granted after the Annual Meeting. If stockholders do not approve the Restated Plan at the Annual Meeting, then the Restated Plan will not become operative and instead the Current Plan will remain in place as is and awards will continue to be granted under the Current Plan subject to its maximum share limit and expiration date. Regardless of whether the Restated Plan is approved, awards that were granted under the Current Plan shall continue to remain outstanding pursuant to the terms and conditions of the Current Plan and the applicable award agreement.

As was the case with the Current Plan, the Restated Plan will continue to permit the discretionary award of incentive stock options (“ISOs”), nonstatutory stock options (“NQSOs”), restricted stock, stock units, stock appreciation rights (“SARs”), and/or performance-based cash awards to employees, non-employee directors, and consultants (collectively, “Awardees”). Such awards may be granted under the Restated Plan beginning on the date of stockholder approval of the Restated Plan and continuing through the day before the tenth anniversary of the Restatement Date, or the earlier termination of the Restated Plan, and in any event subject to the maximum share limit of the Restated Plan.

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Number of Shares Requested to be Approved for Restated Plan

Pearl Meyer and management recommended and the Compensation and Management Development Committee of the Board (the “Compensation Committee”) and the Board each approved a share pool reserve increase of two million common shares for future issuance under the Restated Plan. In determining the number of shares to be reserved under the Restated Plan, management considered our historical equity compensation grant rate, as shown in the below table, along with our projected equity grant needs for the next several years.

	Number of Shares Subject to New Awards	Weighted Average of Year-End Outstanding Shares (Basic)	New Award Shares as Percentage of Outstanding Shares
FY16	1,008,429	46,244,188	2.18%
FY15	1,014,423	43,805,794	2.30%
FY14	1,026,785	41,070,077	2.50%
Average	1,016,546

The gross burn rate (shown in the far right column above) is the gross number of equity award shares granted in a given year divided by the weighted average common shares outstanding for the same year. Gross burn rate, unlike net burn rate, excludes the add-back of cancelled or forfeited equity awards in the calculation. Based on these numbers, we believe our three year historical gross burn rate is below the 2017 maximum burn rate limits provided by Institutional Shareholder Services Inc. (“ISS”) for our industry sector. ISS provides corporate governance solutions to the global financial community. ISS’ services include providing, among other things, governance research and analysis, proxy voting recommendations, and governance data and modeling tools.

In January 2017 we granted awards under the Current Plan covering approximately 826,548 shares so that as of April 12, 2017 (the “Record Date”), there were 2,039,127 shares available for future grant.

After considering the foregoing, along with our expected future equity grant practices, management recommended, and the Compensation Committee and the Board approved, that an increase of 2 million shares to the share reserve pool would be appropriate in order to satisfy the Company’s equity compensation needs for approximately the next four years assuming the Company continues to grant, in the aggregate, awards covering approximately 1 million shares per year.

Accordingly, the Restated Plan authorizes a maximum total of fourteen million common shares for grants to Awardees reflecting a two million share increase from the Current Plan’s limit of twelve million shares. The approximate impact of the requested share reserve increase for the Restated Plan on stockholder dilution is shown in the below table (the below figures represent a percentage of our outstanding basic number of shares as of the Record Date):

Dilutive effect of requested new reserve shares under the Restated Plan	4.2%
Dilutive effect of requested new reserve shares plus unissued shares available for grant	8.6%
Total potential dilution (including currently outstanding awards under Current Plan)	10.9%

With respect to the outstanding awards referenced above, the below table provides further details as of the Record Date.

Award Type	Shares	Weighted Average Per Share Exercise Price	Weighted Average Exercise Term
Stock Options	560,149	$6.65	6.04 years
Restricted Stock (unvested)	436,756	N/A	N/A
Stock Units	103,237	N/A	N/A
Total	1,100,142

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As of the Record Date, there were 47,216,929 common shares outstanding and 2,039,127 shares remained available for issuance under the Current Plan (assuming that all outstanding awards are ultimately settled for their full number of shares and are not forfeited or modified). Additional information on our equity compensation plans is available elsewhere in this proxy statement, including in the table under the heading “Equity Compensation Plan Information.” As of the Record Date, the fair market value of a share of our common stock (as determined by our closing share price as quoted by NASDAQ on that date) was $5.90 per share.

Why the Restated Plan is Important for Our Future Success

The following points summarize why the Board strongly believes that the Restated Plan is essential for our future success:

•	Achieving superior long-term results for our stockholders always has been one of our primary objectives and, therefore, it is essential that employees think and act like owners of the Company. Stock ownership helps enhance the alignment of the long-term economic interests of our employees with those of our stockholders. Accordingly, we have historically granted equity compensation awards to encourage alignment of the interests of our management and our key service providers with the long-term economic interests of our stockholders.

•	A critical factor in successfully achieving our business objectives and creating long-term value for our stockholders is the ability to provide long-term equity compensation to our key service providers. Participation in our equity compensation plan rewards these service providers for performance by giving them an opportunity to participate in our growth, thereby further aligning their interests with those of our stockholders. Our direct competitors and our peer companies rely on equity compensation to attract and retain top talent in our industry and remain competitive. We believe that any failure by us to offer competitive levels of equity compensation in attracting and retaining important management and key service providers would have an adverse effect on our business.

•	A balanced approach to executive compensation, using a mix of salaries, discretionary bonuses and long-term equity incentives, helps prevent management from making decisions that favor short-term results over longer-term stability and profitability. Without an incentive compensation plan with a sufficient share pool from which to grant long-term equity awards to Awardees, our ability to promote long-term results over short-term results would be hampered.

•	The two million additional shares of common stock that would become available for grant under the Restated Plan would only represent approximately 4.2% of the number of shares of common stock that are outstanding as of the Record Date. The total share authorization request is a conservative amount designed to manage our equity compensation needs until approximately sometime in 2021, assuming an annual burn rate of approximately one million shares.

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Highlights of Material Differences between the Current Plan and the Restated Plan

The following table highlights certain of the differences between the Current Plan and the Restated Plan:

	Current Plan	Restated Plan
Plan Share and ISO Grant Limits	▪ 12,000,000 shares	▪ 14,000,000 shares
Plan Expiration	▪ April 20, 2025	▪ March 9, 2027
Maximum Aggregate Value of Compensation Granted to Individual Non-employee Directors During a Calendar Year	▪ N/A	▪ $500,000
Limit on Performance-Based Compensation Under Code Section 162(m)

▪   250,000 shares per fiscal year to any one Awardee, which is increased to 500,000 shares per fiscal year during the fiscal year of the Awardee’s commencement of employment with the Company or during the first fiscal year that the Awardee becomes a Covered Employee

▪  500,000 shares per fiscal year to any one Awardee, which is increased to 750,000 shares per fiscal year during the fiscal year of the Awardee’s commencement of employment with the Company or during the first fiscal year that the Awardee becomes a Covered Employee

Text of Restated Plan

The complete text of the Restated Plan is attached as Appendix A to this proxy statement. Stockholders are urged to review the Restated Plan together with the following information, which is qualified in its entirety by reference to Appendix A. A more detailed summary of the principal provisions of the Restated Plan is set forth below. If there is any inconsistency between this Proposal 5 or the summary set forth below and the Restated Plan terms, or if there is any inaccuracy in this Proposal 5 or the below summary, the terms of the Restated Plan shall nevertheless govern.

Key Features of the Restated Plan

Certain key features of the Restated Plan are summarized as follows:

•	If approved by Company stockholders, the Restated Plan will become effective upon such approval and no further awards can then be issued under the Current Plan. If not terminated earlier by the Board, the Restated Plan will terminate on March 9, 2027.

•	Up to a maximum aggregate of 14,000,000 common shares may be issued under the Restated Plan (approximately 4 million shares will be available for issuance upon stockholder approval of the Restated Plan).

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•	The aggregate value of compensation, including awards granted to any individual non-employee director during any calendar year, may not exceed $500,000.

•	The annual share grant limit to any Awardee, which is needed in order to qualify for the performance-based compensation exception under Code Section 162(m), has been increased from (i) 250,000 to 500,000 shares per fiscal year and (ii) 500,000 shares to 750,000 shares per fiscal year for the fiscal year of the Awardee’s commencement of employment with the Company or for the first fiscal year that the Awardee becomes a Covered Employee subject to Code section 162(m).

•	The Restated Plan will generally be administered by a committee comprised solely of independent members of the Board (the “Restated Plan Administrator”). The Board or Restated Plan Administrator may designate a Company officer to make awards (within parameters established by the Board) to employees who are not officers subject to the reporting requirements of Section 16 of the Exchange Act or are not Section 162(m) Covered Employees.

•	Employees, consultants and Board members are eligible to receive awards, provided that the Restated Plan Administrator has the discretion to determine (i) who shall receive any awards, and (ii) the terms and conditions of such awards.

•	Awards may consist of incentive stock options, nonstatutory stock options, restricted stock, stock units, stock appreciation rights, and/or performance-based cash awards.

•	Stock options and stock appreciation rights may not be granted at a per share exercise price below the fair market value of a share of our common stock on the date of grant.
•	Stock options and stock appreciation rights may not be repriced or exchanged without stockholder approval.

•	The maximum exercisable term of stock options and stock appreciation rights may not exceed ten years.

•	Awards can potentially qualify as tax deductible “qualified performance-based compensation” within the meaning of Section 162(m) depending on the terms of the award.

•	Awards are subject to recoupment of compensation policies (referred to as clawback policies) which have been adopted (including without limitation, the Company’s Policy on Recoupment of Compensation as adopted by the Board in April 2017 and as may be amended from time to time by the Company) or which may be adopted by the Company in the future.

Description of the Restated Plan

Background and Purpose of the Restated Plan.  The purpose of the Restated Plan is to promote our long-term success and the enhancement of stockholder value by:

•	Encouraging ownership in the Company by key service providers whose long-term service is essential; and

•	Encouraging Awardees to act in our stockholders’ interests and share in Company success.

The Restated Plan permits the grant of the following types of equity-based incentive awards: (1) stock options (which can be either ISOs or NQSOs), (2) stock appreciation rights, (3) restricted stock, (4) stock units, and/or (5) performance-based cash awards. The vesting of equity awards can be based on either continuous service and/or performance goals. Awards are evidenced by a written agreement between the Awardee and the Company.

Eligibility to Receive Awards.  Employees, consultants and Board members of the Company and certain of our affiliated companies are eligible to receive awards under the Restated Plan. The Restated Plan Administrator determines, in its discretion, the Awardees who will be granted awards under the Restated Plan. As of the Record Date, approximately 7,000 employees (including 7 executive officers) and 4 non-employee directors would be eligible to participate in the Restated Plan.

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Shares Subject to the Restated Plan.  If stockholders approve the Restated Plan pursuant to this Proposal 5, the maximum number of common shares that can be issued under the Restated Plan will be 14,000,000 shares (approximately 4 million shares will be available for issuance). Shares underlying forfeited or terminated awards, or awards which are entirely settled with cash or which are repurchased by the Company for a repurchase price that does not exceed what the Awardee paid for such shares, will become fully available again for issuance under the Restated Plan. The Restated Plan also imposes certain share grant limits that are intended to comply with the legal requirements of Code Sections 162(m) and 422, respectively, and which are discussed further below. No fractional shares may be issued under the Restated Plan. No shares will be issued with respect to a participant’s award unless applicable tax withholding obligations have been satisfied by the participant.

Administration of the Restated Plan.  The Restated Plan will be administered by the Restated Plan Administrator, which shall typically consist of independent Board members as specified under NASDAQ listing rules. With respect to certain awards issued under the Restated Plan, the members of the Restated Plan Administrator also must be “Non-Employee Directors” under Rule 16b-3 of the Exchange Act, and/or “outside directors” under Section 162(m) of the Code. The Board or Restated Plan Administrator may designate a Company officer(s) to make awards (within parameters established by the Board) to employees who are not officers subject to the reporting requirements of Section 16 of the Exchange Act or are not Section 162(m) Covered Employees. Subject to the terms of the Restated Plan, the Restated Plan Administrator has the sole discretion, among other things, to:

•	Select the individuals who will receive awards,

•	Determine the terms and conditions of awards (for example, performance conditions, if any, and vesting schedule),

•	Correct any defect, supply any omission, or reconcile any inconsistency in the Restated Plan or any award agreement,

•	Accelerate the vesting, extend the post-termination exercise term or waive restrictions of any awards at any time and under such terms and conditions as it deems appropriate, subject to the limitations set forth in the Restated Plan, and

•	Interpret the provisions of the Restated Plan and outstanding awards.

The Restated Plan Administrator (or the Board) may suspend vesting, settlement, or exercise of awards pending a determination of whether an Awardee’s service should be terminated for cause (in which case outstanding awards would be forfeited). Awards may be subject to the Policy on Recoupment of Compensation that the Board implemented in 2017 (referred to as a “clawback” policy). The Restated Plan Administrator and delegates shall be indemnified by the Company to the maximum extent permitted by applicable law for actions taken or not taken regarding the Restated Plan. In addition, the Restated Plan Administrator may use the Restated Plan to issue shares under other plans or sub-plans as may be deemed necessary or appropriate, such as to provide for participation by non-U.S. employees and those of any of our subsidiaries and affiliates.

Annual Limit on Total Compensation paid to Non-Employee Directors. With respect to our non-employee directors, the Restated Plan provides that any non-employee director can receive total compensation in any calendar year that in the aggregate does not exceed $500,000. Such total compensation limit includes all cash compensation such as annual retainers and other fees (whether or not granted under the Restated Plan) plus the aggregate grant date fair market value (computed as of the date of grant in accordance with applicable financial accounting rules) of all awards issued under the Restated Plan (or under any other incentive plan). For the avoidance of doubt, any compensation that is deferred shall be counted toward this total compensation limit in the calendar year in which the compensation is vested, and not in any later calendar year when it is paid to the non-employee director.

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Types of Awards

Stock Options.  A stock option is the right to acquire shares at a fixed exercise price over a fixed period of time. The Restated Plan Administrator will determine, among other terms and conditions, the number of shares covered by each stock option and the exercise price of the shares subject to each stock option, but such per share exercise price cannot be less than the fair market value of a share of our common stock on the date of grant of the stock option. The fair market value of a share of our common stock for the purposes of pricing our awards shall be equal to the regular session closing price for our common stock as reported by NASDAQ on the date of determination. Stock options may not be repriced or exchanged without stockholder approval and no re-load options may be granted under the Restated Plan.

Stock options granted under the Restated Plan may be either ISOs or NQSOs. As required by the Code and applicable regulations, ISOs are subject to various limitations not imposed on NQSOs. For example, the exercise price for any ISO granted to any employee owning more than 10% of our common stock may not be less than 110% of the fair market value of the common stock on the date of grant, and such ISO must expire no later than five years after the grant date. The aggregate fair market value (determined at the date of grant) of common stock subject to all ISOs held by a participant that are first exercisable in any single calendar year cannot exceed $100,000. ISOs may not be transferred other than upon death, or to a revocable trust where the participant is considered the sole beneficiary of the stock option while it is held in trust. In order to comply with Treasury Regulation Section 1.422-2(b), the Restated Plan provides that no more than 14,000,000 shares may be issued pursuant to the exercise of ISOs.

A stock option granted under the Restated Plan generally cannot be exercised until it becomes vested. The Restated Plan Administrator establishes the vesting schedule of each stock option at the time of grant. The maximum term for stock options granted under the Restated Plan may not exceed ten years from the date of grant although the Restated Plan Administrator may establish a shorter period at its discretion.

The exercise price of each stock option granted under the Restated Plan must be paid in full at the time of exercise, either with cash or through a broker-assisted “cashless” exercise and sale program, or net exercise, or through another method approved by the Restated Plan Administrator. The optionee must also make arrangements to pay any taxes that we are required to withhold at the time of exercise.

Stock Appreciation Rights.  A SAR is the right to receive, upon exercise, an amount equal to the difference between the fair market value of the shares on the date of the SAR’s exercise and the aggregate exercise price of the shares covered by the exercised portion of the SAR. The Restated Plan Administrator determines the terms of SARs, including the exercise price (provided that such per share exercise price cannot be less than the fair market value of a share of our common stock on the date of grant), the vesting and the term of the SAR. The maximum term for SARs granted under the Restated Plan may not exceed ten years from the date of grant, subject to the discretion of the Restated Plan Administrator to establish a shorter period. Settlement of a SAR may be in shares of common stock or in cash, or any combination thereof, as the Restated Plan Administrator may determine. Stock appreciation rights may not be repriced or exchanged without stockholder approval.

Restricted Stock.  A restricted stock award is the grant of shares of our common stock to an Awardee and such shares may be subject to a substantial risk of forfeiture until specific conditions or goals are met. The restricted shares may be issued with or without cash consideration being paid by the Awardee as determined by the Restated Plan Administrator. The Restated Plan Administrator also will determine any other terms and conditions of an award of restricted stock. In determining whether an award of restricted stock should be made, and/or the vesting schedule for any such award, the Restated Plan Administrator may impose whatever conditions to vesting it determines to be appropriate. During the period of vesting, the participant will not be permitted to transfer the restricted shares but will generally have voting and dividend rights (subject to vesting) with respect to such shares.

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Restricted Stock Units.  Restricted stock units are the right to receive an amount equal to the fair market value of the shares covered by the restricted stock unit at some future date after the grant. The Restated Plan Administrator will determine all of the terms and conditions of an award of restricted stock units, including the vesting period. Upon each vesting date of a restricted stock unit, an Awardee will become entitled to receive an amount equal to the number of shares indicated in the grant notice, or, if expressed in dollar terms, the fair market value of the shares on the settlement date. Payment for vested restricted stock units may be in shares of common stock or in cash, or any combination thereof, as the Restated Plan Administrator may determine. Settlement of vested stock units will generally occur at or around the time of vesting but the Restated Plan Administrator may permit a participant to defer such compensation until a later point in time. Stock units represent an unfunded and unsecured obligation for us, and a holder of a stock unit has no rights other than those of a general creditor.

Cash Awards and Conversion Awards.  The Restated Plan also provides that cash awards, which will include performance based vesting conditions, may be awarded. And, substitute or conversion awards may be issued under the Restated Plan in assumption of or substitution for or exchange for awards previously granted by an entity which we (or an affiliate) acquire.

Limited Transferability of Awards.  Awards granted under the Restated Plan generally are not transferrable other than by will or by the laws of descent and distribution. However, the Restated Plan Administrator may in its discretion permit the transfer of awards other than ISOs and the Restated Plan Administrator will establish the terms and conditions of any permitted transfers.

Termination of Employment, Death or Disability.  The Restated Plan or award agreement generally determines the effect of the termination of employment on awards, which determination may be different depending on the nature of the termination, such as terminations due to cause, resignation, death, or disability and the status of the award as vested or unvested, unless the award agreement or an Awardee’s employment agreement or other agreement provides otherwise.

Dividends and Dividend Equivalents.  Any dividend equivalents distributed under the Restated Plan will not count against the Restated Plan’s maximum share limit. The Restated Plan also provides that dividend equivalents will not be paid or accrue on unexercised stock options or unexercised stock appreciation rights. Dividends and dividend equivalents may not be paid with respect to unvested Awards (although they may accrue on such unvested Awards for payment upon vesting of the Awards).

Adjustments upon Changes in Capitalization.  In the event of the following actions:

•	stock split of our outstanding common shares,

•	consolidation,

•	combination or exchange of shares,

•	spin off or recapitalization of shares, or

•	other similar occurrences,

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then the following shall each be equitably and proportionately adjusted by the Restated Plan Administrator:

•	maximum number of shares that can be issued under the Restated Plan (including the ISO share grant limit and per participant grant limits),

•	number and class of shares issued under the Restated Plan and subject to each award,

•	exercise prices of outstanding awards, and

•	number and class of shares available for issuance under the Restated Plan.

Change in Control.  If there is a Change in Control, the Board, the Restated Plan Administrator, or board of directors of any surviving entity or acquiring entity may, in its discretion provide for:

•	the assumption, continuation or substitution (including an award to acquire substantially the same type of consideration paid to the stockholders in the transaction in which the Change in Control occurs) of, or adjustment to, all or any part of the Awards;

•	accelerating the vesting of all or any part of Options and SARs and terminating any restrictions on all or any part of the restricted stock and stock units;

•	the cancellation of all or any part of the Awards for a cash payment to the Participants; and

•	the cancellation (with or without consideration) of all or any part of the Awards as of the closing of the Change in Control; provided, that the Participants are notified that they must exercise or redeem their Awards (including, at the discretion of the Restated Plan Administrator, any unvested portion of such Award) at or before the closing of the Change in Control.

The Restated Plan Administrator may also include in an award agreement provisions designed to minimize potential negative income tax consequences for the participant or the Company that could be imposed under the golden parachute tax rules of Code Section 280G.

Term of the Restated Plan.  If approved by stockholders, the Restated Plan will become effective upon such approval and will continue in effect until March 9, 2027, or until earlier terminated by the Board.

Governing Law.  The Restated Plan shall be governed by the laws of the State of Delaware (which is the state of our incorporation) except for conflict of law provisions.

Amendment and Termination of the Restated Plan.  The Board generally may amend or terminate the Restated Plan at any time and for any reason, except that it must obtain stockholder approval of amendments to the extent required by applicable laws, regulations or rules.

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Request to Approve the Material Terms of the Performance Goals under the Restated Plan for Purposes of Section 162(m).

For compensation to qualify as “performance-based compensation” under Section 162(m), one requirement is that a corporation’s stockholders approve the “material terms of the performance goal” under which performance-based compensation is to be paid, (i) at least every five (5) years if (as is the case under the Restated Plan) the plan’s committee has authority to change the specific targets under the stockholder approved performance goal(s) or (ii) if the Section 162(m) maximum payment amount limits are being increased. Under Section 162(m), the material terms of the performance goals (“Material Terms”) requiring stockholder approval are:

•	The employees eligible to receive the performance-based compensation;

•	A description of the business criteria on which each performance goal is based; and

•	Either the formula used to calculate the performance-based compensation, or, alternatively, the maximum amount of such compensation that could be awarded or paid to any eligible employee if the applicable performance goals are met.

Participant Eligibility. Our employees, non-employee directors, and consultants, and those of certain of our subsidiaries and affiliated companies, are eligible to receive awards under the Restated Plan. The Restated Plan Administer determines, in its discretion, the Awardees to be granted awards under the Restated Plan.

Performance Condition Business Criteria. The Restated Plan specifies performance conditions that the Restated Plan Administrator may include in awards intended to qualify as performance-based compensation under Section 162(m). These performance criteria are limited to any one or more of the following performance criteria, applied to either the Company as a whole or to a business unit, affiliate, related corporation, or business segment, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified in the award by the Restated Plan Administrator: (i) cash flow, (ii) earnings (including gross margin, earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation and amortization and net earnings), (iii) earnings per share, (iv) growth in earnings or earnings per share, (v) stock price, (vi) return on equity or average stockholders’ equity, (vii) total stockholder return, (viii) return on capital, (ix) return on assets or net assets, (x) return on investment, (xi) revenue, (xii) income or net income, (xiii) operating income or net operating income, (xiv) operating profit or net operating profit, (xv) operating margin, (xvi) return on operating revenue, (xvii) market share, (xviii) contract awards or backlog, (xix) overhead or other expense reduction, (xx) growth in stockholder value relative to the moving average of the S&P 500 Index or a peer group index, (xxi) credit rating, (xxii) strategic plan development and implementation, (xxiii) workforce diversity, (xxiv) operating budget, and (xxv) productivity measures, (xxvi) working capital, (xxvii) debt reduction or debt to equity, (xxviii) capital expenditures, (xxix) customer satisfaction measures, (xxx) quality metrics, (xxxi) number of procedures, and (xxxii) any other similar criteria.

If this Proposal 5 is approved by stockholders, then each of the above performance criteria would be approved for use (until our annual meeting of stockholders in 2022), at the Restated Plan Administrator’s discretion, in awards that are intended to qualify as performance-based compensation under Section 162(m). While the Restated Plan Administrator may include one or more of the foregoing performance conditions in awards of restricted stock and stock units to Covered Employees made under the Restated Plan, due to the complexities of Section 162(m) and technical requirements related thereto that may change from time to time, we can provide no assurance that such awards would qualify as “performance-based compensation” such that the Company would be able to claim a tax deduction for such awards without limitation under Section 162(m). Certain other awards, such as stock options, may also qualify as performance-based compensation under Section 162(m) without including any of the above performance conditions.

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Limitations on the Magnitude of Grants. With respect to awards which are intended to qualify as performance-based compensation under Section 162(m), the Restated Plan imposes the following fiscal year individual grant limits on awards:

Grant Limit Per Person Per Fiscal Year
Equity Compensation Awards	500,000 shares

Cash Awards	$2,000,000

The above numerical share limit is increased to 750,000 shares with respect to equity awards granted to an Awardee during the fiscal year of the Awardee’s commencement of employment with the Company or during the first fiscal year that the Awardee becomes a Covered Employee. The foregoing annual share grant limits each reflect a 250,000 share increase as compared to the Current Plan’s annual share grant limits.

It is impossible to be certain that all Restated Plan awards or any other compensation paid by the Company to Covered Employees will be tax deductible, and not all awards granted under the Restated Plan to Covered Employees or other participants include qualified performance-based conditions. Further, the Restated Plan does not preclude the Restated Plan Administer from making other compensation payments outside of the Restated Plan to Covered Employees, even if such payments do not qualify for tax deductibility under Section 162(m). See also the section under the heading “Internal Revenue Code Section 162(m)” below for further information on Section 162(m).

Certain Federal Income Tax Information

The following is a brief general summary, as of April 1, 2017, of the federal income tax consequences to us and to U.S. participants for awards granted under the Restated Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant’s death or provisions of income tax laws of any municipality, state or other country. We advise participants to consult with a tax advisor regarding the tax implications of their awards under the Restated Plan.

Incentive Stock Options.  For federal income tax purposes, the holder of an ISO has no taxable income at the time of the grant or exercise of the ISO. If such person retains the common stock acquired under the ISO for a period of at least two years after the stock option is granted and one year after the stock option is exercised, any gain upon the subsequent sale of the common stock will be taxed as a long-term capital gain. If the participant disposes of the shares within the two-year or one-year periods referred to above, the participant will recognize ordinary income equal to the lesser of (i) the excess of the fair market value over the exercise price of the shares on the date of exercise, or (ii) the excess of the amount realized on the disposition over the exercise price for the shares. Any remaining gain or loss will be long-term or short-term capital gain or loss depending on whether the participant held the shares for more than one year. Utilization of losses is subject to special rules and limitations. The difference between the option exercise price and the fair market value of the shares on the exercise date of an ISO is an adjustment in computing the holder’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the participant’s regular income tax for the year.

Nonstatutory Stock Options.  A participant who receives an NQSO generally will not realize taxable income on the grant of such option, but will realize ordinary income at the time of exercise of the stock option equal to the difference between the option exercise price and the fair market value of the stock on the date of exercise. Any additional gain or loss recognized upon any later disposition of the shares would be short- or long-term capital gain or loss, depending on whether the shares had been held by the participant for more than one year.

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Stock Appreciation Rights.  No taxable income is generally reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received plus the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of any shares received would be a short- or long-term capital gain or loss, depending on whether the shares had been held by the participant for more than one year.

Restricted Stock.  A participant will generally not have taxable income upon grant of unvested restricted shares unless he or she elects to be taxed at that time pursuant to an election under Code Section 83(b). Instead, the participant will recognize ordinary income at the time(s) of vesting equal to the fair market value (on each vesting date) of the shares minus any amount paid for the shares.

Restricted Stock Units.  No taxable income is generally reportable when unvested restricted stock units are granted to a participant. Upon settlement of restricted stock units which have vested, the participant will recognize ordinary income at the time(s) of settlement equal to the sum of the fair market value (on each settlement date) of any shares issued to the participant plus any cash received by the participant.

Cash Awards.  No taxable income is generally recognized by the participant until his/her receipt of payment of any earned cash award. The participant will recognize ordinary income at the time of payment equal to the amount of such cash payment.

Income Tax Effects for the Company.  We generally will be entitled to a tax deduction in connection with an award under the Restated Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, upon the exercise of an NQSO).

Internal Revenue Code Section 162(m).  Section 162(m) generally does not allow a publicly-held corporation to claim a federal income tax deduction for compensation that exceeds $1 million paid in any tax year to a Covered Employee. However, “performance-based compensation” is specifically exempt from the Section 162(m) $1 million annual tax deduction limit. The Restated Plan is intended to enable certain awards to constitute qualified performance-based compensation not subject to the annual deduction limitations of Section 162(m) of the Code. However, to maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Board has not adopted a policy that all compensation must be tax deductible.

Internal Revenue Code Section 409A.  Section 409A of the Code governs the federal income taxation of certain types of nonqualified deferred compensation arrangements. A violation of Section 409A of the Code generally results in an acceleration of the recognition of income of amounts intended to be deferred and the imposition of a federal excise tax of 20% on the employee over and above the income tax owed, plus possible penalties and interest. The types of arrangements covered by Section 409A of the Code are broad and may apply to certain awards available under the Restated Plan (such as restricted stock units). The intent is for the Restated Plan, including any awards available thereunder, to comply with the requirements of Section 409A of the Code to the extent applicable. As required by Code Section 409A, certain nonqualified deferred compensation payments to specified employees may be delayed to the seventh month after such employee’s separation from service.

Internal Revenue Code Section 280G.  For certain employees, if a change in control of the Company causes an award to vest or become newly payable or if the award was granted within one year of a change in control of the Company and the value of such award or vesting or payment, when combined with all other payments in the nature of compensation contingent on such change in control, equals or exceeds the dollar limit provided in Code Section 280G (generally, this dollar limit is equal to three times the five year historical average of the employee’s annual compensation as reported on Form W-2), then the entire amount exceeding the employee’s average annual compensation will be considered to be an excess parachute payment. The recipient of an excess parachute payment must pay a 20% excise tax on this excess amount, for which the Company must withhold, and the Company cannot deduct the excess amount from its taxable income.

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New Plan Benefits

All Restated Plan awards will be granted at the Restated Plan Administrator’s discretion, subject to the limitations described in the Restated Plan. Therefore, the specific benefits and amounts that will be received or allocated to certain participants under the Restated Plan are not presently determinable. Awards that were granted under the Current Plan in fiscal year 2016 to our named executive officers and non-employee directors are described elsewhere in this proxy statement

Existing Plan Benefits

The following table sets forth the number of shares subject to all stock options granted through the Record Date under the Current Plan. The following table sets forth the number of shares subject to all stock options granted (irrespective of whether the stock option has been exercised or cancelled, or is still outstanding) through the Record Date under the Current Plan. These share numbers do not reflect shares subject to other types of awards that have been granted to participants under the Current Plan.

Name and Position	Number of Option Shares
Howard G. Berger, M.D., President and Chief Executive Officer	-0-
Mark D. Stolper, Executive Vice President and Chief Financial Officer	495,102
Jeffrey L. Linden, Executive Vice President and General Counsel	409,912
Stephen M. Forthuber, Executive Vice President and Chief Operating Officer - Eastern Operations	1,551,825
Norman R. Hames, Executive Vice President and Chief Operating Officer - Western Operations	401,825
All current executive officers as a group	2,888,426
All non-employee directors as a group	440,000
All employees as a group (excluding executive officers)	4,225,473

Required Vote

We are asking you to approve (1) the amendment and restatement of the Current Plan into the Restated Plan and (2) the material terms of the performance goals under the Restated Plan. This approval will require the affirmative vote of a majority of the voting power of all outstanding shares of our common stock present or represented by proxy at the Annual Meeting and entitled to be voted on Proposal 5. Abstentions will be included in the number of shares present and entitled to vote on this Proposal 5 and, accordingly, will have the effect of a vote “AGAINST” Proposal 5. Broker non-votes will not be considered as present and entitled to vote on this Proposal 5. Therefore, a broker non-vote will not be counted and will have no effect on this proposal to approve the Restated Plan other than to reduce the number of affirmative votes required to approve this proposal. In the event that stockholder approval is not obtained, we will be unable to make awards under the Restated Plan and the Current Plan will continue to remain in effect as is for the future grant of equity compensation awards.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2006 EQUITY INCENTIVE PLAN AND THE MATERIAL TERMS OF THE PERFORMANCE GOALS UNDER THE 2006 EQUITY INCENTIVE PLAN.

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HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one Notice of Internet Availability of Proxy Materials or, if you have requested paper copies, only one set of proxy materials is delivered to multiple stockholders sharing an address. If you are a stockholder sharing an address and wish to receive a separate Notice of Internet Availability of Proxy Materials or copy of the proxy materials, you may so request by contacting the Broadridge Householding Department by phone at 1-800-542-1061 or by mail to Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717. A separate copy will be promptly provided following receipt of your request, and you will receive separate materials in the future. If you currently share an address with another stockholder but are nonetheless receiving separate copies of the materials, you may request delivery of a single copy in the future by contacting the Broadridge Householding Department at the number or address shown above.

OTHER MATTERS

We know of no other matters to be submitted at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the Proxy Card for the Annual Meeting to exercise their discretionary authority to vote the shares that they represent in accordance with their judgment.

For further information about RadNet, Inc., please refer to the 2016 Annual Report. The 2016 Annual Report is publicly available on the SEC’s website at www.sec.gov and on our website at www.radnet.com. You may also obtain a copy by sending a written request to Investor Relations, RadNet, Inc., 1510 Cotner Ave., Los Angeles, CA 90025.

By Order of the Board of Directors,

Norman R. Hames
Corporate Secretary

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Appendix A

RADNET, INC.

2006 EQUITY INCENTIVE PLAN

(Amended and Restated as of March 9, 2017)

1.                   Purpose of the Plan. The purpose of this Plan is to encourage ownership in the Company by key personnel whose long-term service the Company considers essential to its continued progress and, thereby, encourage recipients to act in the stockholders’ interest and share in the Company’s success.

2.                   Definitions. As used herein, the following definitions shall apply. However, if a Participant’s employment agreement or Award Agreement (or other written agreement executed by and between Participant and the Company) expressly includes defined terms that are different from and/or conflict with the defined terms contained in this Plan then the defined terms contained in the employment agreement or Award Agreement (or other written agreement executed by and between Participant and the Company) shall govern and shall supersede the definitions provided in this Plan:

“2017 Annual Meeting” shall mean the date of the consummation of the Company’s regular annual meeting of its stockholders in 2017.

“Act” shall mean the Securities Act of 1933, as amended.

“Administrator” shall mean the Board, any Committees, or such delegates as shall be administering the Plan in accordance with Section 4 of the Plan.

“Affiliate” shall mean any entity that is directly or indirectly in control of or controlled by the Company, or any entity in which the Company has a significant ownership interest as determined by the Administrator.

“Applicable Laws” shall mean the requirements relating to the administration of stock plans under federal and state laws; any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Stock to the extent provided under the terms of the Company’s agreement with such exchange or quotation system; and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, to the laws of such jurisdiction.

“Award” shall mean, individually or collectively, a grant under the Plan of an Option, Stock Award, SAR, or Cash Award.

“Award Agreement” shall mean an Option Agreement, Stock Award Agreement, SAR Agreement, or Cash Award Agreement, which may be in written or electronic format, in such form and with such terms as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan.

“Awardee” shall mean a Service Provider who has been granted an Award under the Plan.

“Board” shall mean the Board of Directors of the Company.

“Cash Award” shall mean a bonus opportunity awarded under Section 13 pursuant to which a Participant may become entitled to receive an amount based on the satisfaction of such performance criteria as are specified in the agreement or other documents evidencing the Award (the “Cash Award Agreement”).

“Cashless Exercise” shall mean, to the extent that an Option Agreement so provides and as permitted by Applicable Laws and in accordance with any procedures established by the Committee, an arrangement whereby payment of some or all of the aggregate Exercise Price may be made all or in part by delivery of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company. The number of Shares delivered to the Participant may be further reduced if Cashless Exercise is utilized to satisfy applicable tax withholding obligations arising from the exercise of the Option.

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“Cause” shall mean, with respect to a Participant, the occurrence of any of the following: (i) Participant’s personal dishonesty, willful misconduct, or breach of fiduciary duty involving personal profit, (ii) Participant’s continuing intentional or habitual failure to perform stated duties, (iii) Participant’s violation of any law (other than minor traffic violations or similar misdemeanor offenses not involving moral turpitude), (iv) Participant’s material breach of any provision of an employment or independent contractor agreement with the Company, or (v) any other act or omission by a Participant that, in the opinion of the Committee, could reasonably be expected to adversely affect the Company’s or a Subsidiary’s or an Affiliate’s business, financial condition, prospects and/or reputation. In each of the foregoing subclauses (i) through (v), whether or not a “Cause” event has occurred will be determined by the Committee in its sole discretion or, in the case of Participants who are Directors or Officers, the Board, each of whose determination shall be final, conclusive and binding. A Participant’s service shall be deemed to have terminated for Cause if, after the Participant’s service has terminated, facts and circumstances are discovered that would have justified a termination for Cause, including, without limitation, violation of material Company policies or breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant.

“Change in Control” shall mean any of the following, unless the Administrator provides otherwise:

(i)                  any merger or consolidation in which the Company shall not be the surviving entity (or survives only as a subsidiary of another entity whose stockholders did not own all or substantially all of the Common Stock in substantially the same proportions as immediately before such transaction);

(ii)                the sale of all or substantially all of the Company’s assets to any other person or entity (other than a wholly-owned subsidiary of the Company);

(iii)              the acquisition of beneficial ownership of a controlling interest (including power to vote) in the outstanding shares of Common Stock by any person or entity (including a “group” as defined by or under Section 13(d)(3) of the Exchange Act);

(iv)               the dissolution or liquidation of the Company;

(v)                a contested election of Directors, as a result of which or in connection with which the persons who were Directors before such election or their nominees cease to constitute a majority of the Board; or

(vi)               any other event specified, at the time an Award is granted or thereafter, by the Board or a Committee. Notwithstanding the foregoing, the term “Change in Control” shall not include any underwritten public offering of Shares registered under the Act.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

“Common Stock” shall mean the common stock of the Company, par value $0.0001.

“Company” shall mean RadNet, Inc., a Delaware corporation, or its successor.

“Consultant” shall mean any natural person (or entity), other than an Employee or Director, who performs bona fide services for the Company or an Affiliate as a consultant or advisor.

“Conversion Award” has the meaning set forth in Section 4(b)(xii) of the Plan.

“Covered Employees” shall mean those individuals whose compensation is (or may be) subject to the deduction limitations of Code Section 162(m).

“Director” shall mean a member of the Board.

“Disability” shall mean permanent and total disability as defined in Section 22(e)(3) of the Code.

“Employee” shall mean an employee of the Company or any Affiliate, and may include an Officer or Director. Within the limitations of Applicable Laws, the Administrator shall have the discretion to determine the effect upon an Award and upon an individual’s status as an Employee in the case of (i) any individual who is classified by the Company or its Affiliate as leased from or otherwise employed by a third party or as intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise; (ii) any leave of absence approved by the Company or an Affiliate; (iii) any transfer between locations of employment with the Company or an Affiliate or between the Company and any Affiliate or between any Affiliates; (iv) any change in the Awardee’s status from an employee to a Consultant or Director; and (v) an employee who, at the request of the Company or an Affiliate, becomes employed by any partnership, joint venture, or corporation not meeting the requirements of an Affiliate in which the Company or an Affiliate is a party.

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“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Exercise Price” shall mean, in the case of an Option, the amount for which a Share may be purchased upon exercise of such Option, as specified in the applicable Option Agreement. “Exercise Price,” in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value in determining the amount payable to a Participant upon exercise of such SAR.

“Fair Market Value” shall mean, unless the Administrator determines otherwise, as of any date, the per Share closing price for such Common Stock as of such date (or if no sales were reported on such date, the per Share closing price on the last preceding day for which a sale was reported), as reported in such source as the Administrator shall determine.

“Fiscal Year” shall mean the Company’s fiscal year.

“Grant Date” shall mean the date upon which an Award is granted to an Awardee pursuant to this Plan.

“Incentive Stock Option” or “ISO” shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Net Exercise” shall mean, to the extent that an Option Agreement so provides and as permitted by Applicable Laws, an arrangement pursuant to which the number of Shares issued to the Participant in connection with the Participant’s exercise of the Option will be reduced by the Company’s retention of a portion of such Shares. Upon such a net exercise of an Option, the Participant will receive a net number of Shares that is equal to (i) the number of Shares as to which the Option is being exercised minus (ii) the quotient (rounded down to the nearest whole number) of the aggregate Exercise Price of the Shares being exercised divided by the Fair Market Value of a Share on the Option exercise date. The number of Shares covered by clause (ii) will be retained by the Company and not delivered to the Participant. No fractional Shares will be created as a result of a Net Exercise and the Participant must contemporaneously pay for any portion of the aggregate Exercise Price that is not covered by the Shares retained by the Company under clause (ii). The number of Shares delivered to the Participant may be further reduced if Net Exercise is utilized to satisfy applicable tax withholding obligations arising from the exercise of the Option.

“Non-Employee Director” shall mean a member of the Board who is not an Employee.

“Nonstatutory Stock Option” shall mean an Option not intended to qualify as an Incentive Stock Option.

“Officer” shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

“Option” shall mean a right granted under Section 8 of the Plan to purchase a certain number of Shares at such Exercise Price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Option Agreement”). Both Options intended to qualify as Incentive Stock Options and Nonstatutory Stock Options may be granted under the Plan.

“Participant” shall mean the Awardee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.

“Plan” shall mean this RadNet, Inc. 2006 Equity Incentive Plan as amended and restated herein and as may be amended from time to time.

“Prior Plan” shall mean the RadNet, Inc. 2006 Equity Incentive Plan as last amended and restated on April 20, 2015.

“Qualifying Performance Criteria” shall have the meaning set forth in Section 22 of the Plan.

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“Related Corporation” shall mean any parent or subsidiary (as those terms are defined in Section 424(e) and (f) of the Code) of the Company.

“Re-Load Option” means a new Option or SAR that is automatically granted to a Participant as result of such Participant’s exercise of an Option or SAR.

“Restatement Date” shall mean March 9, 2017.

“Separation From Service” shall have the meaning provided to “separation from service” by Code Section 409A and the regulations promulgated thereunder.

“Service Provider” shall mean an Employee, Officer, Director, or Consultant.

“Share” shall mean a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

“Specified Employee” shall mean a Participant who is considered a “specified employee” within the meaning of Code Section 409A and the regulations promulgated thereunder.

“Stock Appreciation Right” or “SAR” shall mean an Award, granted alone or in connection with an Option, that pursuant to Section 12 of the Plan is designated as a SAR. The terms of the SAR are expressed in the agreement or other documents evidencing the Award (the “SAR Agreement”).

“Stock Award” shall mean an award or issuance of Shares or Stock Units made under Section 11 of the Plan, the grant, issuance, retention, vesting, and transferability of which may be subject during specified periods to such conditions (including continued service or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Award Agreement”).

“Stock Unit” shall mean a bookkeeping entry representing an amount equivalent to the fair market value of one Share, payable in cash, property or Shares. Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Administrator.

“Stockholder Approval Date” shall mean the date (if any) that the Company’s stockholders approve this Plan; provided however that such stockholder approval must occur on or before the 2017 Annual Meeting or else this Plan will automatically terminate without force or effect on the day after the 2017 Annual Meeting.

“Ten-Percent Stockholder” shall mean the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any Related Corporation).

“Termination Date” shall mean the date of a Participant’s Termination of Service, as determined by the Administrator in its sole discretion.

“Termination of Service” shall mean ceasing to be a Service Provider. However, for Incentive Stock Option purposes, Termination of Service will occur when the Awardee ceases to be an employee (as determined in accordance with Section 422 of the Code and the regulations promulgated thereunder) of the Company or one of its Related Corporations. The Administrator shall determine whether any corporate transaction, such as a sale or spin-off of a division or business unit, or a joint venture, shall be deemed to result in a Termination of Service.

3.                   Stock Subject to the Plan.

(a)                 Aggregate Limits.

(i)                  The maximum aggregate number of Shares that may be issued under the Plan through Awards is 14,000,000 Shares. The maximum aggregate number of Shares that may be issued under the Plan through the exercise of Incentive Stock Options is 14,000,000 Shares. The limitations of this Section 3(a)(i) shall be subject to the adjustments provided for in Section 15 of the Plan. In no event shall the Company be required to issue fractional Shares under this Plan.

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(ii)                Upon payment in Shares pursuant to the exercise of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company (for a repurchase price that is not greater than any original purchase price paid by the Awardee or Participant), the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available to grant under the Plan. Notwithstanding the foregoing, the aggregate number of shares of Common Stock that may be issued under the Plan upon the exercise of Incentive Stock Options shall not be increased for restricted Shares that are forfeited or repurchased. Notwithstanding anything in the Plan, or any Award Agreement to the contrary, Shares attributable to Awards transferred under any Award transfer program shall not be again available for grant under the Plan. The Shares subject to the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares. Any Conversion Awards including without limitation any Shares that are delivered and any Awards that are granted by, or become obligations of, the Company, as a result of the assumption by the Company of, or in substitution for, outstanding awards previously granted by another entity (as provided below) shall not be counted toward the limits set forth in Section 3(a)(i).

4.                   Administration of the Plan.

(a)                 Procedure.

(i)                  Multiple Administrative Bodies. The Plan shall be administered by the Board, the Administrator, or one or more Committees, including such delegates as may be appointed under paragraph (a)(iv) of this Section 4.

(ii)                Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, Awards to Covered Employees shall be made by a Committee composed solely of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii)              Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”), Awards to Officers and Directors shall be made in such a manner to satisfy the requirement for exemption from Exchange Act Section 16(b) liability under Rule 16b-3.

(iv)               Other Administration. The Board or a Committee may delegate to an authorized Officer or Officers of the Company the power to grant Awards (to the extent permitted by Applicable Laws and in accordance with grant parameters and limitations established by the Board) to Awardees who are not (A) subject to Section 16 of the Exchange Act or (B) Covered Employees.

(v)                Delegation of Authority for the Day-to-Day Administration of the Plan. Except to the extent prohibited by Applicable Laws, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time by the Administrator.

(b)                Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee or delegates acting as the Administrator, subject to the specific duties delegated to such Committee or delegates, the Administrator shall have the authority, in its sole discretion:

(i)                  to select the Service Providers of the Company or its Affiliates to whom Awards are to be granted hereunder;

(ii)                to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(iii)              to determine the type of Award to be granted to the selected Service Provider;

(iv)               to determine and approve the forms of Award Agreements for use under the Plan;

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(v)                to determine the terms and conditions, consistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include the exercise or purchase price, the time or times when an Award may be exercised (which may or may not be based on performance criteria), the vesting schedule, any vesting or exercisability acceleration or waiver of forfeiture restrictions, the acceptable forms of consideration, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and may be established at the time an Award is granted or thereafter;

(vi)               to correct administrative errors;

(vii)             to construe and interpret the terms of the Plan (including sub-plans and Plan addenda) and Awards granted pursuant to the Plan;

(viii)           to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt the rules and procedures regarding the conversion of local currency, withholding procedures, and handling of stock certificates that vary with local requirements; and (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate foreign laws, regulations and practice;

(ix)               to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;

(x)                to modify or amend each Award, including the acceleration of vesting, exercisability, or both; provided, however, that any modification or amendment of an Award is subject to Section 16 of the Plan and may not materially impair any outstanding Award unless agreed to by the Participant;

(xi)               to allow Participants to satisfy withholding tax amounts by electing to have the Company withhold from the Shares to be issued pursuant to an Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide;

(xii)             to authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights, or other stock awards held by service providers of an entity acquired by the Company (the “Conversion Awards”). Any conversion or substitution shall be effective as of the close of the merger or acquisition. The Conversion Awards may be Nonstatutory Stock Options or Incentive Stock Options, as determined by the Administrator, with respect to options granted by the acquired entity. Unless otherwise determined by the Administrator at the time of conversion or substitution, all Conversion Awards shall have the same terms and conditions as Awards generally granted by the Company under the Plan;

(xiii)           to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xiv)           to determine whether Awards will be settled in Shares, cash, or in any combination thereof;

(xv)             to determine whether to provide for the right to receive dividends or dividend equivalents;

(xvi)           to establish a program whereby Service Providers designated by the Administrator can reduce compensation otherwise payable in cash in exchange for Awards under the Plan;

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(xvii)         to impose such restrictions, conditions, or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;

(xviii)        to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash, or a combination of both, the amount of which is determined by reference to the value of the Award; and

(xix)           to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.

(c)                 Effect of Administrator’s Decision. All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations, including the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select. The Administrator’s decisions and determinations will be afforded the maximum deference provided by Applicable Laws.

(d)                Indemnification. To the maximum extent permitted by applicable law, the Administrator shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award agreement, and (ii) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

(e)                 Suspension of Termination of Awards. If at any time (including after a notice of exercise has been delivered), the Committee (or the Board) reasonably believes that a Participant has committed an act of Cause (which includes a failure to act), the Committee (or Board) may suspend the Participant’s right to exercise any Award (or vesting or settlement of any Award) pending a determination of whether there was in fact an act of Cause. If a Participant’s service is terminated by the Company for Cause or the Committee (or the Board) determines a Participant has committed an act of Cause, neither the Participant nor his or her estate shall be entitled to exercise any outstanding Award whatsoever and all of Participant’s outstanding Awards shall then terminate without consideration (except for repayment of any amounts the Participant had paid to the Company to acquire unvested Shares underlying the forfeited Awards). Any determination by the Committee (or the Board) with respect to the foregoing shall be final, conclusive and binding on all interested parties.

5.                   Eligibility. Awards may be granted to Service Providers of the Company or any of its Affiliates.

6.                   Effective Date and Term of the Plan. On the Restatement Date, the Board approved the amendment and restatement of the Prior Plan into this Plan subject to and conditioned upon obtaining Company stockholder approval on or before the 2017 Annual Meeting. The Prior Plan will remain in effect for issuing new Awards until the Stockholder Approval Date and the Prior Plan will continue to govern Awards that were issued under the Prior Plan before the Stockholder Approval Date. If Company stockholders do not approve this Plan, then this Plan will terminate without force or effect as of the day after the 2017 Annual Meeting and the Prior Plan shall continue to remain in effect for issuing Awards. If this Plan is approved by Company stockholders, then unless the Plan is previously terminated by the Administrator, no further Awards may be issued under this Plan after the day before the tenth anniversary of the Restatement Date.

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7.                   Term of Award. The term of each Award shall be determined by the Administrator and stated in the Award Agreement. In the case of an Option or SAR, the term shall be ten years from the Grant Date or such shorter term as may be provided in the Award Agreement.

8.                   Options. The Administrator may grant an Option or provide for the grant of an Option, from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including the achievement of performance goals, and for the satisfaction of an event or condition within the control of the Awardee or within the control of others.

(a)                 Option Agreement. Each Option Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option; (ii) the type of Option (if the Option is not expressly designated to be an ISO then such Option shall be a Nonstatutory Stock Option); (iii) the Exercise Price for the Shares and the means of payment for the Shares; (iv) the term of the Option; (v) such terms and conditions on the vesting or exercisability of an Option, or both, as may be determined from time to time by the Administrator; (vi) restrictions on the transfer of the Option and forfeiture provisions; and (vii) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator.

(b)                Exercise Price. The Exercise Price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i)                  In the case of an Incentive Stock Option, the Exercise Price shall be no less than 100% of the Fair Market Value per Share on the Grant Date. Notwithstanding the foregoing, if any Incentive Stock Option is granted to a Ten-Percent Stockholder, then the Exercise Price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the Grant Date.

(ii)                In the case of a Nonstatutory Stock Option, the Exercise Price shall be no less than 100% of the Fair Market Value per Share on the Grant Date. The Exercise Price may also vary according to a predetermined formula; provided, that the Exercise Price never falls below 100% of the Fair Market Value per Share on the Grant Date.

(iii)              Notwithstanding the foregoing, at the Administrator’s discretion, Conversion Awards may be granted in substitution or conversion of options of an acquired entity, with an Exercise Price of less than 100% of the Fair Market Value per Share on the date of such substitution or conversion.

(c)                 Vesting Period and Exercise Dates. Options granted under this Plan shall vest, be exercisable, or both, at such times and in such installments during the Option’s term as determined by the Administrator. The Administrator shall have the right to make the timing of the ability to exercise any Option granted under this Plan subject to continued service, the passage of time, or such performance requirements as deemed appropriate by the Administrator. At any time after the grant of an Option, the Administrator may reduce or eliminate any restrictions surrounding any Participant’s right to exercise all or part of the Option.

(d)                Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option. The consideration, determined by the Administrator (or pursuant to authority expressly delegated by the Board, a Committee, or other person), and in the form and amount required by Applicable Laws, shall be actually received before issuing any Shares pursuant to the Plan, which consideration shall have a value, as determined by the Board, not less than the par value of such Shares. Acceptable forms of consideration may include:

(i)                  cash;

(ii)                check or wire transfer;

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(iii)              subject to any conditions or limitations established by the Administrator, other Shares that have a Fair Market Value on the date of surrender or attestation that does not exceed the aggregate Exercise Price of the Shares as to which said Option shall be exercised;

(iv)               consideration received by the Company under a Cashless Exercise to the extent that the Cashless Exercise would not violate Section 402 of the Sarbanes-Oxley Act of 2002, as amended, and subject to any conditions or limitations established by the Administrator;

(v)                Net Exercise, subject to any conditions or limitations established by the Administrator;

(vi)               such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

(vii)             any combination of the foregoing methods of payment.

9.                   Incentive Stock Option Limitations.

(a)                 Eligibility. Only employees (as determined in accordance with Section 422 of the Code and the regulations promulgated thereunder) of the Company or any of its Related Corporations may be granted Incentive Stock Options.

(b)                $100,000 Limitation. Notwithstanding the designation “Incentive Stock Option” in an Option Agreement, if the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any of its Related Corporations) exceeds $100,000, then the portion of such Options that exceeds $100,000 shall be treated as Nonstatutory Stock Options. An Incentive Stock Option is considered to be first exercisable during a calendar year if the Incentive Stock Option will become exercisable at any time during the year, assuming that any condition on the Awardee’s ability to exercise the Incentive Stock Option related to the performance of services is satisfied. If the Awardee’s ability to exercise the Incentive Stock Option in the year is subject to an acceleration provision, then the Incentive Stock Option is considered first exercisable in the calendar year in which the acceleration provision is triggered. For purposes of this Section 9(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the Grant Date.

(c)                 Leave of Absence. For purposes of a Participant’s outstanding Option retaining its status as an Incentive Stock Option, no leave of absence for such Participant may exceed three months, unless the right to reemployment upon expiration of such leave is provided by statute or contract. If the period of leave exceeds three months and the Participant’s right to reemployment is not provided by statute or contract, the Participant’s employment with the Company shall be deemed to terminate for purposes of income tax treatment on the first day immediately following such three-month period, and any Incentive Stock Option granted to the Participant shall cease to be treated as an Incentive Stock Option upon the expiration of the three-month period starting on the date the employment relationship is deemed terminated.

(d)                Transferability. The Option Agreement must provide that an Incentive Stock Option cannot be transferable by the Awardee otherwise than by will or the laws of descent and distribution, and, during the lifetime of such Awardee, must not be exercisable by any other person. Notwithstanding the foregoing, the Administrator, in its sole discretion, may allow the Awardee to transfer his or her Incentive Stock Option to a trust where under Section 671 of the Code and other Applicable Laws, the Awardee is considered the sole beneficial owner of the Option while it is held in the trust. If the terms of an Incentive Stock Option are amended to permit transferability, the Option will be treated for tax purposes as a Nonstatutory Stock Option.

(e)                 Exercise Price. The Exercise Price of an Incentive Stock Option shall be determined by the Administrator in accordance with Section 8(b)(i) of the Plan.

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(f)                  Ten-Percent Stockholder. If any Incentive Stock Option is granted to a Ten-Percent Stockholder, then the Option term shall not exceed five years measured from the Grant Date of such Option.

(g)                Other Terms. Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify as Incentive Stock Options, to the extent determined desirable by the Administrator, under the applicable provisions of Section 422 of the Code.

10.                Exercise of Option.

(a)                 Procedure for Exercise; Rights as a Stockholder.

(i)                  Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the respective Award Agreement.

(ii)                An Option shall be deemed exercised when the Company receives (A) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option; (B) full payment for the Shares with respect to which the related Option is exercised; and (C) full payment of all applicable withholding taxes.

(iii)              Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Unless provided otherwise by the Administrator or pursuant to this Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.

(iv)               The Company shall issue (or cause to be issued) such Shares as soon as administratively practicable after the Option is exercised. An Option may not be exercised for a fraction of a Share.

(b)                Effect of Termination of Service on Options.

(i)                  Generally. Unless otherwise provided for by the Administrator, if a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, the Participant may exercise his or her Option within such period as is specified in the Award Agreement to the extent that the Option is vested on the Termination Date (but in no event later than the earlier of the expiration of the term of such Option as set forth in the Award Agreement or the date of a Change in Control in which the Option is not being assumed or otherwise continued after the Change in Control). In the absence of a specified time in the Award Agreement, the vested portion of the Option will remain exercisable for three months following the Participant’s Termination Date. Unless otherwise provided by the Administrator, if on the Termination Date the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will automatically revert to the Plan. If after the Termination of Service the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will automatically terminate, and the Shares covered by such Option will revert to the Plan.

(ii)                Disability of Participant. Unless otherwise provided for by the Administrator, if a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period as is specified in the Award Agreement to the extent the Option is vested on the Termination Date (but in no event later than the earlier of the expiration of the term of such Option as set forth in the Award Agreement or the date of a Change in Control in which the Option is not being assumed or otherwise continued after the Change in Control). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve months following the Participant’s Termination Date. Unless otherwise provided by the Administrator, if at the time of Disability the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will automatically revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will automatically revert to the Plan.

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(iii)              Death of Participant. Unless otherwise provided for by the Administrator, if a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event later than the earlier of the expiration of the term of such Option as set forth in the Award Agreement or the date of a Change in Control in which the Option is not being assumed or otherwise continued after the Change in Control) by the Participant’s designated beneficiary, provided such beneficiary has been designated before the Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person or persons to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

11.                Stock Awards.

(a)                 Stock Award Agreement. Each Stock Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Award or a formula for determining such number; (ii) the purchase price, if any, of the Shares, and the means of payment for the Shares; (iii) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retained, or vested, as applicable; (iv) such terms and conditions on the grant, issuance, vesting, or forfeiture of the Shares, as applicable, as may be determined from time to time by the Administrator; (v) restrictions on the transferability of the Stock Award; and (vi) such further terms and conditions in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.

(b)                Restrictions and Performance Criteria. The grant, issuance, retention, and vesting of each Stock Award may be subject to such performance criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations, or completion of service by the Awardee.

(c)                 Forfeiture. Unless otherwise provided for by the Administrator, upon the Awardee’s Termination of Service, the unvested Stock Award and the Shares subject thereto shall be forfeited, provided that to the extent that the Participant purchased any Shares pursuant to such Stock Award, the Company shall have a right to repurchase the unvested portion of such Shares at the original price paid by the Participant.

(d)                Rights as a Stockholder. Unless otherwise provided by the Administrator, the Participant shall have the rights equivalent to those of a stockholder and shall be a stockholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant. Unless otherwise provided by the Administrator, a Participant holding a vested Stock Award shall be entitled to receive dividend payments as if he or she were an actual stockholder and a Participant holding an unvested Stock Award shall be entitled to receive dividends declared while the Stock Award is not vested to the extent (and when) the underlying Stock Award becomes vested.

(e)                 Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Except as otherwise provided in a Stock Award Agreement or a timely completed deferral election, vested Stock Units shall be settled within thirty days after vesting. The Stock Award Agreement may provide that distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred, in accordance with Applicable Laws, to a later specified date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 15. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Award Agreement.

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12.                Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a SAR may be granted to a Service Provider at any time and from time to time as determined by the Administrator in its sole discretion.

(a)                 Number of SARs. The Administrator shall have complete discretion to determine the number of SARs granted to any Service Provider.

(b)                Exercise Price and Other Terms. The Exercise Price shall be no less than 100% of the Fair Market Value per Share on the Grant Date. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the other terms and conditions of SARs granted under the Plan.

(c)                 Exercise of SARs. SARs shall be exercisable on such terms and conditions as the Administrator, in its sole discretion, shall determine.

(d)                SAR Agreement. Each SAR grant shall be evidenced by a SAR Agreement that will specify the Exercise Price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

(e)                 Expiration of SARs. A SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the SAR Agreement. Notwithstanding the foregoing, the rules of Section 10(b) will also apply to SARs.

(f)                  Payment of SAR Amount. Upon exercise of a SAR, the Participant shall be entitled to receive a payment from the Company, for each Share exercised, in an amount equal to the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price of the SAR less the amount of applicable tax withholding amounts due as a result of such exercise. This amount shall be paid in cash, Shares of equivalent value, or a combination of both, as the Administrator shall determine.

13.                Cash Awards. Each Cash Award will confer upon the Participant the opportunity to earn a future payment tied to the level of achievement with respect to one or more performance criteria established by the Administrator for a performance period.

(a)                 Cash Award. Each Cash Award shall contain provisions regarding (i) the performance goal or goals and maximum amount payable to the Participant as a Cash Award; (ii) the performance criteria and level of achievement versus these criteria that shall determine the amount of such payment; (iii) the period as to which performance shall be measured for establishing the amount of any payment; (iv) the timing of any payment earned by virtue of performance; (v) restrictions on the alienation or transfer of the Cash Award before actual payment; (vi) forfeiture provisions; and (vii) such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Administrator. The maximum amount payable as a Cash Award that is settled for cash may be a multiple of the target amount payable.

(b)                Performance Criteria. The Administrator shall establish the performance criteria and level of achievement versus these criteria that shall determine the target and the minimum and maximum amount payable under a Cash Award, which criteria may be based on financial performance or personal performance evaluations or both. The Administrator may specify the percentage of the target Cash Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code.

(c)                 Timing and Form of Payment. The Administrator shall determine the timing of payment of any Cash Award. The Administrator may specify the form of payment of Cash Awards, which may be cash, Shares or other property, or may provide for an Awardee to have the option for his or her Cash Award, or such portion thereof as the Administrator may specify, to be paid in whole or in part in cash or other property.

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(d)                Termination of Service. The Administrator shall have the discretion to determine the effect of a Termination of Service on any Cash Award due to (i) Disability, (ii) retirement, (iii) death, (iv) participation in a voluntary severance program, or (v) participation in a work force restructuring.

14.                Other Provisions Applicable to Awards.

(a)                 Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, either at the time of grant or thereafter, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be bound by such terms upon acceptance of such transfer.

(b)                Section 409A. Notwithstanding anything in the Plan to the contrary, the Plan and Awards granted hereunder are intended to be exempt from or comply with the requirements of Code Section 409A and shall be interpreted in a manner consistent with such intention. In the event that any provision of the Plan or an Award Agreement is determined by the Administrator to not comply with the applicable requirements of Code Section 409A or the applicable regulations and other guidance issued thereunder, the Administrator shall have the authority (but not an affirmative obligation) to take such actions and to make such changes to the Plan or an Award Agreement as the Administrator deems necessary to comply with such requirements. Any payment made pursuant to any Award shall be considered a separate payment and not one of a series of payments for purposes of Code Section 409A. Notwithstanding the foregoing or anything elsewhere in the Plan or an Award Agreement to the contrary, if upon a Participant’s Separation From Service he/she is then a Specified Employee, then solely to the extent necessary to comply with Code Section 409A and avoid the imposition of taxes under Code Section 409A, the Company shall defer payment of “nonqualified deferred compensation” subject to Code Section 409A payable as a result of and within six (6) months following such Separation From Service under this Plan until the earlier of (i) the first business day of the seventh month following the Participant’s Separation From Service, or (ii) ten (10) days after the Company receives written confirmation of the Participant’s death. Any such delayed payments shall be made without interest. While it is intended that all payments and benefits provided under the Plan or an Award will be exempt from or comply with Code Section 409A, the Company makes no representation or covenant to ensure that the payments under the Plan or an Award are exempt from or compliant with Code Section 409A. In no event whatsoever shall the Company be liable if a payment or benefit under the Plan or an Award is challenged by any taxing authority or for any additional tax, interest or penalties that may be imposed on a Participant by Code Section 409A or any damages for failing to comply with Code Section 409A. The Participant will be entirely responsible for any and all taxes on any benefits payable to such Participant as a result of the Plan or an Award. If the applicable Award Agreement or Participant’s employment agreement provides for Code Section 409A related provisions other than what is specified above in this Section 14(b), then such provisions in the Award Agreement or employment agreement shall govern.

(c)                 Clawback Policy. Notwithstanding anything in the Plan to the contrary, the Company may (i) cause the cancellation of any Award, (ii) require reimbursement of any Award by a Participant and (iii) effect any other right of recoupment of equity or other compensation provided under this Plan or otherwise in accordance with Company policies as may be adopted and/or modified from time to time by the Company (including, without limitation, the Company’s Policy on Recoupment of Compensation as adopted by the Board in 2017 and as may be amended from time to time by the Company) and/or Applicable Laws (each, a “Clawback Policy”). In addition, a Participant may be required to repay to the Company certain previously paid compensation, whether provided under this Plan or an Award Agreement or otherwise, in accordance with the Clawback Policy. By accepting an Award, a Participant is also agreeing to be bound by the Company’s Clawback Policy which may be amended from time to time by the Company in its discretion (including without limitation to comply with Applicable Laws or stock exchange requirements) and is further agreeing that all of the Participant’s Awards (and/or awards issued under the Prior Plan or other Company equity/incentive compensation plans or agreements) may be unilaterally amended by the Company to the extent needed to comply with the Clawback Policy.

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(d)                No Repricing or Re-Load Options. Notwithstanding anything to the contrary in the Plan, and except for an adjustment pursuant to Section 15 or a repricing approved by the stockholders, in no case may the Administrator (1) amend an outstanding stock option or SAR to reduce the Exercise Price or base price of the Award, (2) cancel, exchange or surrender an outstanding stock option or SAR in exchange for cash or other awards for the purpose of repricing the Award, or (3) cancel, exchange, or surrender an outstanding stock option or SAR in exchange for an option or SAR with an Exercise Price or base price that is less than the Exercise Price or base price of the original Award. Re-Load Options may not be awarded without the approval of Company stockholders.

(e)                 No Rights as a Stockholder. A Participant, or a transferee of a Participant, shall have no rights as a stockholder (including without limitation voting rights or dividend or distribution rights) with respect to any Common Stock covered by an Award until such person becomes entitled to receive such Common Stock, has satisfied any applicable withholding or tax obligations relating to the Award and the Common Stock has been issued to the Participant. No adjustment shall be made for cash or stock dividends or other rights for which the record date is prior to the date when such Common Stock is issued, except as expressly provided in Section 15.

(f)                  Dividends. Any dividends or dividend equivalents distributed under the Plan shall not be counted against the Section 3(a)(i) Share grant limit. Dividends and dividend equivalents will not be paid (or accrue) on unexercised Options or unexercised SARs. Dividends and dividend equivalents may not be paid with respect to unvested Awards (although they may accrue on unvested Stock Awards for payment upon vesting of such Stock Awards).

15.                Adjustments upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a)                 Changes in Capitalization.

(i)                  The limitations set forth in Section 3 and 22(c), the number and kind of Shares covered by each outstanding Award, and the price per Share (but not the total price) subject to each outstanding Award shall be proportionally adjusted to prevent dilution or enlargement of rights under the Plan for any change in the outstanding Common Stock subject to the Plan, or subject to any Award, resulting from any stock splits, combination or exchange of Shares, consolidation, spin-off or recapitalization of Shares or any capital adjustment or transaction similar to the foregoing or any distribution to holders of Common Stock other than regular cash dividends.

(ii)                The Administrator shall make such adjustment in such manner as it may deem equitable and appropriate, subject to compliance with Applicable Laws. Any determination, substitution or adjustment made by the Administrator under this Section shall be conclusive and binding on all persons. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.

(b)                Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable before the effective date of such proposed transaction. The Administrator in its discretion may provide for an Option or SAR to be fully vested and exercisable until ten days before such proposed transaction. In addition, the Administrator may provide that any restrictions on any Award shall lapse before the proposed transaction, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised or settled, an Award will terminate immediately before the consummation of such proposed transaction.

(c)                 Change in Control. If there is a Change in Control, the Board, the Administrator, or Committee, or board of directors of any surviving entity or acquiring entity may, in its discretion, (i) provide for the assumption, continuation or substitution (including an award to acquire substantially the same type of consideration paid to the stockholders in the transaction in which the Change in Control occurs) of, or adjustment to, all or any part of the Awards; (ii) accelerate the vesting of all or any part of the Options and SARs and terminate any restrictions on all or any part of the Stock Awards or Cash Awards; (iii) provide for the cancellation of all or any part of the Awards for a cash payment to the Participants; and (iv) provide for the cancellation (with or without consideration) of all or any part of the Awards as of the closing of the Change in Control; provided, that the Participants are notified that they must exercise or redeem their Awards (including, at the discretion of the Board or Committee, any unvested portion of such Award) at or before the closing of the Change in Control. The Administrator may also in its discretion include in an Award Agreement a requirement that, under certain circumstances, acceleration of vesting (or compensation payable) with respect to such Award shall be reduced (or eliminated) to the extent that such reduction (or elimination) would, after taking into account any other payments in the nature of compensation to which the Participant would have a right to receive from the Company and any other person contingent upon the occurrence of a Change in Control, prevent the occurrence of a “parachute payment” as defined under Code Section 280G. Any Award Agreement shall be subject to the provision of the applicable Change in Control transaction agreement(s).

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16.                Amendment and Termination of the Plan.

(a)                 Amendment and Termination. The Administrator may amend, alter, or discontinue the Plan or any Award Agreement, but any such amendment shall be subject to approval of the stockholders of the Company in the manner and to the extent required by Applicable Laws.

(b)                Effect of Amendment or Termination. No amendment, suspension, or termination of the Plan shall materially impair the rights of any Award, unless agreed otherwise between the Participant and the Administrator. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan before the date of such termination.

(c)                 Effect of the Plan on Other Arrangements. Neither the adoption of the Plan by the Board or a Committee nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including the granting of restricted stock or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

17.                Designation of Beneficiary.

(a)                 An Awardee may file a written designation of a beneficiary who is to receive the Awardee’s rights pursuant to Awardee’s Award or the Awardee may include his or her Awards in an omnibus beneficiary designation for all rights under the Awardee’s Awards and all benefits under the Plan. To the extent that Awardee has completed a designation of beneficiary such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee to the extent enforceable under Applicable Laws.

(b)                The Awardee may change such designation of beneficiary at any time by written notice. If an Awardee dies and no beneficiary is validly designated under the Plan who is living at the time of such Awardee’s death, the Company shall allow the executor or administrator of the estate of the Awardee to receive the Awardee’s rights under the Awardee’s Awards and all benefits under the Plan, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may allow the spouse or one or more dependents or relatives of the Awardee to receive the Awardee’s rights under the Awardee’s Awards and all benefits under the Plan to the extent permissible under Applicable Laws.

18.                No Right to Awards or to Service. No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the service of the Company or its Affiliates. Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Service Provider or Awardee or Participant at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

19.                Preemptive Rights. No Shares will be issued under the Plan in violation of any preemptive rights held by any stockholder of the Company.

20.                Legal Compliance. No Share will be issued pursuant to an Award under the Plan unless the issuance and delivery of such Share, as well as the exercise of such Award, if applicable, will comply with Applicable Laws. Issuance of Shares under the Plan shall be subject to the approval of counsel for the Company with respect to such compliance.

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21.                Inability to Obtain Authority. To the extent the Company is unable to or the Administrator deems that it is not feasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

22.                Code Section 162(m).

(a)                 Applicability. The provisions of Sections 22(b) and 22(c) shall apply to an Award if and only if all of the following items (i) through (iii) in this Section 22(a) are true as of the Grant Date of such Award:

(i)      the Company is a “publicly held corporation” within the meaning of Code Section 162(m);

(ii)    the deduction limitations of Code Section 162(m) are applicable to Awards granted to Covered Employees under this Plan; and

(iii)  the Award is intended to qualify as “performance-based compensation” under Code Section 162(m).

(b)                Administration. Awards issued in accordance with this Section 22 shall be granted by and administered by a Committee whose composition satisfies the outside director requirements under Code Section 162(m) with respect to performance-based compensation. If Qualifying Performance Criteria are included in Awards in order to enable such Awards to qualify as performance-based compensation under Code Section 162(m), then such Awards will be subject to the achievement of such Qualifying Performance Criteria that will be established and administered pursuant to the requirements of Code Section 162(m) and as described in this Section 22(b). To the extent required by Code Section 162(m), the Committee shall certify in writing the degree to which the Qualifying Performance Criteria have been satisfied before any Shares underlying an Award or any Award payments are released to a Covered Employee with respect to a performance period. Without limitation, the approved minutes of a Committee meeting shall constitute such written certification.

Notwithstanding satisfaction of any completion of any Qualifying Performance Criteria, to the extent specified at the time of grant of an Award, the number of Shares, Options, SARs, Stock Awards, or the value of a Cash Award or any other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Qualifying Performance Criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine. For avoidance of doubt, Awards with Qualifying Performance Criteria or performance objectives (if any) that are granted to Awardees who are not Covered Employees or any Awards to Covered Employees which are not intended to qualify as performance-based compensation under Code Section 162(m) need not comply with the requirements of Code Section 162(m) or this Section 22.

If compensation is payable upon or after the attainment of Qualifying Performance Criteria, and a change is made by the Committee to accelerate the payment of compensation to an earlier date after the attainment of the goal, the change will be treated as an increase in the amount of compensation, unless the amount of compensation paid is discounted to reasonably reflect the time value of money.

(c)                 Limits. Awards intended to qualify as performance-based compensation under Code Section 162(m) will be limited to the following. Subject to the provisions of Section 15 of the Plan, the aggregate number of Shares subject to Awards granted under this Plan during any Fiscal Year to any one Awardee shall not exceed 500,000 except that for the Fiscal Year of the Awardee’s commencement of employment with the Company or for the first Fiscal Year that the Awardee becomes a Covered Employee, an Awardee may be granted Awards covering up to 750,000 Shares. The maximum amount payable pursuant to that portion of a Cash Award granted under this Plan for any Fiscal Year to any Awardee that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall not exceed $2,000,000. Notwithstanding anything to the contrary in the Plan, the limitations set forth in this Section 22(c) shall be subject to adjustment under Section 15 of the Plan only to the extent that such adjustment will not affect the status of any Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

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(d)                Qualifying Performance Criteria. For purposes of this Plan, the term “Qualifying Performance Criteria” shall mean any one or more of the following performance criteria, applied to either the Company as a whole or to a business unit, Affiliate, Related Corporation, or business segment, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified in the Award by the Committee: (i) cash flow, (ii) earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings), (iii) earnings per share, (iv) growth in earnings or earnings per share, (v) stock price, (vi) return on equity or average stockholders’ equity, (vii) total stockholder return, (viii) return on capital, (ix) return on assets or net assets, (x) return on investment, (xi) revenue, (xii) income or net income, (xiii) operating income or net operating income, (xiv) operating profit or net operating profit, (xv) operating margin, (xvi) return on operating revenue, (xvii) market share, (xviii) contract awards or backlog, (xix) overhead or other expense reduction, (xx) growth in stockholder value relative to the moving average of the S&P 500 Index or a peer group index, (xxi) credit rating, (xxii) strategic plan development and implementation, (xxiii) improvement in workforce diversity, (xxiv) EBITDA (earnings before interest, taxes, depreciation and amortization), and (xxv) any other similar criteria.

(e)                 Adjustments. The Committee may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Qualifying Performance Criteria. Such adjustments may include one or more of the following: (i) items related to a change in or provisions under tax law, accounting principles or other such laws or provisions affecting reported results; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to reorganizations or restructuring programs or divestitures or acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the performance period; (vii) items related to asset write-downs or the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Generally Accepted Accounting Principles (“GAAP”); (ix) items attributable to any stock dividend, stock split, combination or exchange of shares occurring during the performance period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items relating to any other unusual or nonrecurring events or changes in Applicable Laws, accounting principles or business conditions and/or items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence; or (xv) litigation or claim judgments or settlements. For all Awards intended to qualify as performance-based compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

23.                Notice. Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received. Subject to compliance with Applicable Laws and/or regulations, an Award Agreement or other documentation or notices relating to the Plan and/or Awards may be communicated to Participants (and executed by Participants) by electronic media.

24.                Governing Law; Interpretation of Plan and Awards.

(a)                 Governing Law. This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state of Delaware. The Committee may provide that any dispute as to any Award shall be presented and determined in such forum as the Committee may specify, including through binding arbitration. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of California to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

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(b)                Enforceability. If any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid, or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid, and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid, or unenforceable provision. In the event of any conflict in terms between the Plan and any Award Agreement, the terms of the Plan shall prevail and govern.

(c)                 Headings. The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect.

(d)                Binding Provisions; Successor Provisions. The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors, and assigns. Any reference to a statute, rule or regulation, or to a section of a statute, rule or regulation, is a reference to that statute, rule, regulation, or section as amended from time to time, both before and after the Restatement Date and including any successor provisions.

(e)                 Administrator Decisions. All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion. If the Participant believes that a decision by the Administrator with respect to such person was arbitrary or capricious, the Participant may request arbitration with respect to such decision. The review by the arbitrator shall be limited to determining whether the Administrator’s decision was arbitrary or capricious. This arbitration shall be the sole and exclusive review permitted of the Administrator’s decision, and the Awardee shall as a condition to the receipt of an Award be deemed to waive explicitly any right to judicial review.

25.                Limitation on Liability. The Company and any Affiliate or Related Corporation that is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee, or any other persons as to:

(a)                 The Non-Issuance of Shares. The non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

(b)                Tax Consequences. Any tax consequence expected, but not realized, by any Participant, Employee, Awardee or other person due to the receipt, exercise or settlement of any Option or other Award granted hereunder.

26.                Unfunded Plan. Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees who are granted Stock Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company or the Administrator be deemed a trustee of stock or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations that may be created by the Plan; no such obligation of the Company shall be deemed secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

27.                Annual Limit on Total Compensation paid to Non-Employee Directors. Any non-employee director can receive total compensation in any calendar year that in the aggregate does not exceed $500,000. Such total compensation limit includes all cash compensation such as annual retainers and other fees (whether or not granted under the Plan) plus the aggregate grant date fair market value (computed as of the date of grant in accordance with applicable financial accounting rules) of all awards issued under the Plan (or under any other incentive plan). For the avoidance of doubt, any compensation that is deferred shall be counted toward this total compensation limit in the calendar year in which the compensation is vested, and not in any later calendar year when it is paid to the non-employee director.

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RADNET, INC. 1510 COTNER AVENUE LOS ANGELES, CA 90025

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K and Notice & Proxy Statement are available at www.proxyvote.com

RADNET, INC.

Annual Meeting of Stockholders

June 8, 2017 10:00 AM (Pacific Time)

This proxy is solicited on behalf of the Board of Directors

The undersigned stockholder(s) of RADNET, INC., a Delaware corporation, hereby appoint(s) Jeffrey Linden and Mark Stolper, or either of them, as proxies for the undersigned each with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of RADNET, INC. that the undersigned stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, PDT on June 8, 2017, at 1510 Cotner Avenue, Los Angeles, CA 90025, and any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted "FOR" each of the nominees for director and "FOR" proposals no. 2, 3, 5, and 6 and "FOR" 1 year with respect to proposal No. 4, each as described in the Proxy Statement.

If any other business is presented at the Annual Meeting, this proxy will be voted in accordance with the best judgment of the named attorneys-in-fact.

                       Address change/comments:

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(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side